# ATLANTA COMMERCIAL BOARD OF REALTORS®, INC.
## Sublease Agreement

THIS SUBLEASE AGREMENT is made this ___ day January , 20 20 _ by and among Mangan Inc., a California corporation ("Sublandlord") Streamline Health Solutions, Inc., a Foreign profit corporation ("Subtenant"), Green Commercial Properties, Inc., a Georgia corporation ("Broker") and Wilson, Hull & Neal Real Estate, LLC, a Georgia limited liability company ("Co-Broker").

**1. MASTER LEASE.** Sublandlord is the tenant under that certain lease dated - March 6, , 20 12 ("The Original Lease") , wherein NNN Parkway 400, LLC ("The Original Landlord") ("Landlord") leased to Sublandlord the real property located in the City of Alpharetta , County of Fulton , State of Georgia , described as Suite 125, consisting of 7,409 rentable square feet on the first floor of Building One located at 11800 Amberpark Drive, in the project formerly known as Parkway 400 and now referred to as Parkway at Avalon ("Master Premises"). Said lease has been amended by the following amendments: First Amendment to Office Lease Dated May 28, 2013 and Second Amendment to Office Lease dated July 6, 2017 by and between WBCMT 2007-C31 AMBERPARK OFFICE LIMITED PARTNERSHIP, a Georgia limited partnership("Landlord"). Landlord is the successor-in-interest of Original Landlord and any of its successors and assigns in the Building and is the current landlord under the Lease ; said lease and amendments are herein collectively referred to as the "Master Lease" and are attached hereto as Exhibit A. Sublandlord warrants and represents to Subtenant that the Master Lease has not been amended or modified except as expressly set forth herein, that Sublandlord is not now, and as of the commencement of the Term (as defined) hereof will not be, in default or breach of any of the provisions of the Master Lease, and that Sublandlord has no knowledge of any claim by Landlord that Sublandlord is in default or breach of any of the provisions of the Master Lease.

**2. PREMISES.** Sublandlord hereby subleases to Subtenant on the terms and conditions set forth in this Sublease the following portion of the Master Premises ("Premises"): 7,409 rentable square feet .

**3. TERM.** The term of this Sublease shall commence on March 1 , 20 20 , ("Commencement Date") or the date upon which Landlord consents to this Sublease (if such consent is required under the Master Lease), whichever shall last occur, and shall end on March 31 , 20 23 , ("Termination Date") unless otherwise sooner terminated in accordance with the provisions of this Sublease (such period of time, the "Term").

**4. COMMENCEMENT.** In the event the Term commences on a date other than the Commencement Date, Sublandlord and Subtenant shall promptly execute a memorandum setting forth the actual date of commencement of the Term. Possession of the Premises ("Possession") shall be delivered to Subtenant on the commencement of the Term. If for any reason Sublandlord does not deliver Possession to Subtenant on the commencement of the Term, Sublandlord shall not be subject to any liability for such failure, the Termination Date shall not be extended by the delay and the validity of this Sublease shall not be impaired, but rent shall

abate until delivery of Possession.

Notwithstanding the foregoing, if Sublandlord has not delivered Possession to Subtenant within thirty (30) days after the Commencement Date, then at any time thereafter and before delivery of Possession, Subtenant may give written notice to Sublandlord of Subtenant's intention to cancel this Sublease. Said notice shall set forth an effective date for such cancelation which shall be at least ten (10) days after delivery of said notice to Sublandlord. If Sublandlord delivers Possession to Subtenant on or before such effective date, this Sublease shall remain in full force and effect. If Sublandlord fails to deliver Possession to Subtenant on or before such effective date, this Sublease shall be canceled, in which case all consideration previously paid by Subtenant to Sublandlord pursuant to this Sublease shall be returned to Subtenant, this Sublease shall thereafter be of no further force or effect, and Sublandlord shall have no further liability to Subtenant on account of such delay or cancelation. If Sublandlord permits Subtenant to take Possession prior to the commencement of the Term, such early Possession shall not advance the Termination Date and shall be subject to the provisions of this Sublease including, without limitation, the payment of rent.

**5. RENT.**

(A) Subtenant shall pay to Sublandlord at Mangan, Inc.; 3901 Via Oro Ave; Long Beach, CA 90810; Attn: Accounts Receivable or at such other place as Sublandlord may designate in writing without demand, deduction or set-off, an annual rental of One Hundred and Ninety Eight Thousand One Hundred and Ninety Dollars and 75/xx Dollars ($ 198,190.75 ) ("Base Rental"), payable in equal monthly installments of Sixteen Thousand Five Hundred and Fifteen Dollars and 90/xx Dollars ($ 16,515.90 ) in advance on the first day of each calendar month during the Term subject to adjustment as provided in this paragraph. However, the rental shall be no less than the Base Rental as specified above. Rental for any period during the Term which is for less than one month shall be a prorated portion of the monthly rental due. On the date of the execution of this Sublease by Subtenant, Subtenant will pay to Sublandlord the first months rental equal to $16,515.90.

(B) Base Rental shall escalate three percent (3%) per year as follows:

Year 2- March 1, 2021 to February 28, 2022:$204,136.47 per year/ $17,011.37 per month.
Year 3- March 1, 2022 to February 28, 2023: $210,260.57 per year/ $17,521.71 per month.
Year 4- March 1, 2023-March 31, 2023: $18,047.37 per month

(C) All payments, other than those specified above, as required in this Lease to be made by Subtenant to Sublandlord shall be deemed to be and shall become additional rent hereunder, whether or not the same shall be designated as such and shall be due and payable along with usual rental payments subject to the same conditions and remedies as exist for said rental payments.

(D) __. If the Master Lease requires Sublandlord to pay to Landlord all or a portion of the expenses of operating the building and/or project of which the Premises are a part, including, but not limited to, taxes, utilities, or insurance ("Operating Costs") then Subtenant shall pay to Sublandlord as additional rent N/A percent ( N/A %) of the amounts payable by Sublandlord for Operating Costs incurred during the Term. Such additional rent shall be payable as and when Operating Costs are payable by Sublandlord to Landlord. If the Master Lease provides for the payment by Sublandlord of Operating Costs on the basis of an estimate thereof, then as and when adjustments between estimated and actual

Operating Costs are made under the Master Lease, the obligations of Sublandlord and Subtenant hereunder shall be adjusted in a like manner; and if any such adjustment shall occur after the expiration or earlier termination of the Term, then the obligations of Sublandlord and Subtenant under this Paragraph 5(D) shall survive such expiration or termination. Sublandlord shall, upon request by Subtenant, furnish Subtenant with copies of all statements submitted by Landlord of actual or estimated Operating Costs during the Term.

**6. LATE CHARGES.** Other remedies for nonpayment of rental notwithstanding, time is of the essence of this Sublease and if Sublandlord elects to accept rent on or after the sixth (6th) day of the month, a late charge equal to the greater of five percent (5%) of the monthly rent or One Hundred Dollars ($100.00) will be due as additional rent. Subtenant agrees to tender all late rents by cashier's check, certified check, or money order. In the event Subtenant's rent check is dishonored by the bank, Subtenant agrees to pay Sublandlord $25.00 as a handling charge and, if applicable, the late charge, and Subtenant shall deliver said monies to Sublandlord as specified in Paragraph 5. Dishonored checks must be replaced by cashier's check, certified check or money order. In the event more than one check is dishonored, Subtenant agrees to pay all future rents and charges in the form of cashier's check, certified check, or money order. Any other amounts payable to Sublandlord under this Sublease, with the exception of rent, shall be considered past due 30 days from Sublandlord's billing date and Subtenant shall pay a monthly service charge of 5% of the amount past due for that and each subsequent month that the amount remains past due. The parties agree that such charges represent a fair and reasonable estimate of the costs the Sublandlord will incur by reason of such late payment and/or returned check.

**7. SECURITY DEPOSIT.** On the date of execution of this Sublease by Subtenant, Subtenant will pay to Sublandlord a security deposit in the amount of $ 16,515.90 for Subtenant's faithful performance of Subtenant's obligations hereunder ("Security Deposit"). If Subtenant fails to pay rent or other charges when due under this Sublease, or fails to perform any of its other obligations hereunder, Sublandlord may use or apply all or any portion of the Security Deposit for the payment of any rent or other amounts then due hereunder and unpaid, for the payment of any other sum for which Sublandlord may become obligated by reason of Subtenant's default or breach, or for any loss or damage sustained by Sublandlord as a result of Subtenant's default or breach. If Sublandlord so uses any portion of the Security Deposit, Subtenant shall, within (10) days after written demand by Sublandlord, restore the Security Deposit to the full amount originally deposited, and Subtenant's failure to do so shall constitute a default under this Sublease. Sublandlord shall not be required to keep the Security Deposit separate from its general accounts, and shall have no obligation or liability for payment of interest on the Security Deposit. In the event Sublandlord assigns its interest in this Sublease, Sublandlord shall deliver to its assignee so much of the Security Deposit as is then held by Sublandlord. Within ten (10) days after the Term has expired, or Subtenant has vacated the Premises, or any final adjustment pursuant to Paragraph 5(B) hereof has been made, whichever shall last occur, and provided Subtenant is not then in default of any of its obligations hereunder, the Security Deposit, or so much thereof as had not theretofore been applied by Sublandlord, shall be returned to Subtenant or to the last assignee, if any, of Subtenant's interest hereunder.

**8. ACCEPTANCE OF PREMISES.** Sublandlord, Broker and Co-Broker have made no representations or promises with respect to the Premises, or this Sublease except as herein expressly set forth. The taking of Possession of the Premises by Subtenant shall be conclusive evidence that Subtenant accepts the Premises "as is" and that the Premises are suitable for the use intended by Subtenant and were in good and satisfactory condition at the time such Possession was so taken.

**9. USE OF PREMISES.** Subtenant shall use the Premises for general office and for all lawful

activities normally incidental thereto and related to the conduct of Subtenant's business and for no other purpose.

**10. OTHER PROVISIONS OF SUBLEASE.** All applicable terms and conditions of the Master Lease are incorporated into and made a part of this Sublease as if Sublandlord were the Landlord thereunder, Subtenant the Tenant thereunder, and the Premises the Master Premises, except for the following in the Original Lease: Article 3, Rent; Article 4, Taxes and Operating Expenses; Article 5(A), Landlords Work; Article 5(B), Tenants Work; Article 23, Security Deposit; Article 24, Brokerage Commission; Article 30(B), Execution of Lease; Article 30(C), Notices; Article 30(F), Tenant Financial Statements .

Subtenant assumes and agrees to perform the Tenant's obligations under the Master Lease during the Term to the extent that such obligations are applicable to the Premises, except the obligation to pay rent to Landlord. Subtenant shall not commit or suffer any act or omission that will violate any of the provisions of the Master Lease. Sublandlord shall exercise due diligence in attempting to cause Landlord to perform its obligations under the Master Lease for the benefit of Subtenant. If the Master Lease terminates, this Sublease shall terminate and the parties shall be relieved of any further liability or obligation under this Sublease, provided however, that if the Master Lease terminates as a result of a default or breach by Sublandlord or Subtenant under this Sublease and/or the Master Lease, then the defaulting party shall be liable to the nondefaulting party for the damage suffered as a result of such termination. Notwithstanding the foregoing, if the Master Lease gives Sublandlord any right to terminate the Master Lease in the event of the partial or total damage, destruction, or condemnation of the Master Premises or the building or project of which the Master Premises are a part, the exercise of such right by Sublandlord shall not constitute a default or breach hereunder.

**11. ASSIGNMENT AND SUBLETTING.** Subtenant shall not assign this Sublease or further sublet all or any part of the Premises without the prior written consent of Sublandlord (and without the prior written consent of Landlord, if such is required under the terms of the Master Lease).

**12. INDEMNITY & INSURANCE.** Subtenant agrees to and hereby does indemnify and save Sublandlord and Landlord harmless against all claims for damages to persons or property by reason of Subtenant's use or occupancy of the Premises, and all expenses incurred by Sublandlord or Landlord because thereof, including attorney's fees and court costs. Supplementing the foregoing and in addition thereto, Subtenant shall during the Term of this Sublease, and at Subtenant's expense, maintain in full force and effect commercial general liability insurance with minimum limits of $500,000.00 per person and $1,000,000.00 per incident, and property damage limits of $100,000.00, or the minimum amount of coverages required in the Master Lease, whichever is greater, which insurance shall contain a special endorsement recognizing and insuring any liability accruing to Subtenant under the first sentence of this Paragraph 12, and naming Sublandlord and Landlord as additional insureds. Subtenant shall provide evidence of such insurance to Sublandlord prior to the commencement of the Term of this Sublease. Sublandlord and Subtenant each hereby release and relieve the other, and waive its right of recovery, for loss or damage arising out of or incident to the perils insured against which perils occur in, on or about the Premises, whether due to the negligence of Sublandlord or Subtenant or their brokers, employees, contractors and/or invitees to the extent that such loss or damage is within the policy limits of said commercial general liability insurance. Sublandlord and Subtenant shall, upon obtaining the policies of insurance required, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Sublease.

**13. NOTICES.** All notices, requests, consents and other communications hereunder shall be in writing and shall be personally delivered, sent by overnight (e.g. Federal Express) or same day courier service providing a return receipt, or mailed by first-class registered or certified mail, return receipt requested with postage prepaid. Notices may also be sent by ~~facsimile or~~ electronic mail (with proof of transmission and receipt) between the hours of 9:00 a.m. and 6:00 p.m. local EST time, Mondays through Fridays, holiday excepted, provided that a copy thereof is also sent by one of the other methods permitted hereunder. Notices shall be effective when received, when refused or when the same cannot be delivered, as evidenced on the return receipt or facsimile delivery confirmation, as applicable. Notices shall be sent to the following addresses:

Sublandlord: Mangan, Inc.
1750 Founders Parkway, Suite 110
Alpharetta, GA 30009
ATTN: Jacob Depuydt
Email:jdepuydt@manganinc.com
With a Copy To:
Mangan, Inc.
3901 Via Oro Ave
Long Beach, CA 90810
Attn: CFO

Subtenant: Streamline Health Solutions, Inc.
11800 Amberpark Drive, Suite 125
Alpharetta, GA 30009
ATTN: Bill Garvis
Email: bill.garvis@streamlinehealth.net

Broker: Green Commercial Properties, Inc.
885 Woodstock Road, Suite 430-357
Roswell, GA 30075-2247
ATTN: Edward J. Green, Jr.
Email: ward@greenco.net

Co-Broker: Wilson, Hull & Neal Real Estate, LLC.
1600 Northside Drive, Suite 100
Atlanta, GA 30318
ATTN: Jamie Hargather
Email:jhargather@whnre.com

All notices shall be effective upon delivery. Any party may change his notice address upon written notice to the other parties.

**14. ENTIRE AGREEMENT.** This Sublease contains the entire agreement of the parties hereto, and no representations, inducements, promises or agreements, oral or otherwise, between the parties, not embodied herein, shall be of any force or effect. No subsequent alteration, amendment, change or addition to this Sublease, except as to changes or additions to the Rules and Regulations, if any, as described in the Master

Lease, shall be binding upon Sublandlord or Subtenant unless reduced to writing and signed by Sublandlord and Subtenant and consented to in writing by Landlord.

**15. ATTORNEY'S FEES.** In the event that any action or proceeding is brought to enforce any term, covenant or condition of this Sublease on the part of the Sublandlord or Subtenant, the prevailing party in such litigation shall be entitled to recover reasonable attorney's fees actually incurred and payable to outside legal counsel atthere standard hourly rates. ~~to be fixed by the court in such action or proceeding, in the amount at least equal to fifteen percent of any damages due from the non-prevailing party. Furthermore, Sublandlord and Subtenant agree to pay the attorney's fees and expenses of (A) the other party to this Sublease (either Sublandlord or Subtenant) if it is made a party to litigation because of its being a party to this Sublease and when it has not engaged in any wrongful conduct itself, and (B) Broker and/or Co-Broker, if Broker and/or Co-Broker is made a party to litigation because of its being a party to this Sublease and when Broker and/or Co-Broker has not engaged in any wrongful conduct itself.~~

**16. LIMITATION ON BROKER'S SERVICES AND DISCLAIMER.** Broker and Co-Broker are parties to this Sublease for the purpose of enforcing their rights to receive a real estate commission. Subtenant must look solely to Sublandlord as regards all covenants and agreements contained herein, and Broker and Co-Broker shall never be liable to Subtenant in regard to any matter which may arise by virtue of this Sublease.

**17. TIME OF ESSENCE.** Time is of the essence of this Sublease.

**18. COMMISSION.** Sublandlord agrees to pay to Broker and Co-Broker for negotiating this Sublease, a commission as agreed to in a separate agreement or as follows: ___.

Subtenant warrants and represents that it has had no dealings with any broker or broker(s) in connection with this Sublease, other than Broker and Co-Broker and Subtenant covenants to pay, hold harmless and indemnify Sublandlord from and against any and all cost, expense or liability for any compensation, commissions or charges claimed by any broker or broker(s) on behalf of the Subtenant with respect to this Sublease or negotiation thereof, other than the Broker and Co-Broker.

**19. SEVERABILITY.** The terms, conditions, covenants and provisions of this Sublease shall be deemed to be severable. If any clause or provision herein contained shall be adjudged to be invalid or unenforceable by a court of competent jurisdiction or by operation of any applicable law, it shall not affect the validity of any other clause or provision herein, but such other clauses or provisions shall remain in full force and effect.

**20. AGENCY DISCLOSURE.** Pursuant to Regulation 520-1.06 of the Georgia Real Estate Commission's Regulations and Georgia's Brokerage Relationships in the Real Estate Transactions Act ("BRRETA"), O.C.G.A. Section 10-6A-1 ___, Landlord and Tenant hereby acknowledge that Broker and Co-Broker, if any, make the following disclosures, checking all that apply:

As to Broker:

☒ (A) Broker represents the Sublandlord only; or

☐ (B) Broker represents both the Landlord and Tenant jointly and such dual agency is expressly consented to by the parties by their execution of a Dual Agency Disclosure and Consent Agreement.

☐ (C) Broker has assigned Broker's affiliated license # ___ to represent solely the Landlord as its designated agent and has assigned Broker's affiliated licensee # ___ to represent solely the Tenant as its designated agent ; or

☐ (D) Broker represents neither the Landlord nor the Tenant, but rather is acting as a transactional broker pursuant to BRRETA.

As to Co-Broker:

☒ (A) Co-Broker represents the Subtenant only; or

☐ (B) Co-Broker represents both the Landlord and Tenant jointly and such dual agency is expressly consented to by the parties by their execution of a Dual Agency Disclosure and Consent Agreement. Co-Broker has assigned Broker's affiliated license # ___ to represent solely the Landlord as its designated agent and has assigned Broker's affiliated licensee # ___ to represent solely the Tenant as its designated agent ; or

☐ (C) Co- Broker represents neither the Landlord nor the Tenant, but rather is acting as a transactional broker pursuant to BRRETA.

Neither Broker nor Co-Broker shall over any duty to Landlord or Tenant greater than what is set forth in BRRETA, Official Code of Georgia Annotated Section 10-6A-1 et. seq.

**21. SECTION TITLES.** The section titles in this Sublease are included for convenience only and shall not be taken into consideration in any construction or interpretation of this Sublease or any of its provisions.

**22. SPECIAL STIPULATIONS.** Special Stipulations shall control if in conflict with any of the foregoing provisions of this Sublease.

1.FF&E: FF&E referenced in the attached Exhibit C shall remain in the premises for Subtenant's use in connection with Subtenant's business operations in the premises. FF&E shall be provided in AS IS, WHERE IS condition. Subtenant shall be responsible for maintaining the FF&E in good condition, normal wear and tear excepted. As long as Subtenant is not in default at the expiration of the term beyond all applicable notice and cure periods, all FF&E shall become the property of Subtenant via a Bill of Sale for $1.00.

2. CABLING: Subtenant shall remove any cabling installed by Subtenant prior to the expiration or earlier termination of this Sublease, unless Landlord elects in writing to waive this requirement.

3. END OF TERM HOLDOVER: Subtenant shall not remain in possession of the premises after the expiration of the term of this sublease, unless Subtenant has a direct agreement with Landlord to remain in possession of the premises.

4. RENTAL ABATEMENT: Provided Subtenant is not in default of the terms and provisions of this sublease beyond all applicable notice and cure periods, the monthly rent for the first two (2) full months of the sublease term shall be abated.

5. SIGNAGE: Sublandlord currently has signage at its suite entrance and

on the monument sign in front of the building. Subtenant, at its expense, and with Sublandords assistance, if required, is responsible for coordinating signage with Landlord as currently provided to Sublandlord.

6. Rider: Sublandord and Subtenant agree to the terms and provisions set forth in the Rider to this Sublease attached as Exhibit D.

**23. CONSENT OF THE LANDLORD.** This Sublease shall be of no force or effect unless and until consented to, in writing, by Landlord within thirty (30) days after execution hereof, if such consent is required under the terms of the Master Lease. Any such said consent by Landlord shall be attached hereto as Exhibit "B".

**24. THE FOLLOWING ARE ATTACHED HERETO AND MADE A PART HEREOF:**

Exhibit "A" - Master Lease
Exhibit "B" - Landlord's Consent of Sublease Agreement

Exhibit "C" - FF & E List
Exhibit "D"-Rider

**25. ATLANTA COMMERCIAL BOARD OF REALTORS, INC. ("ACBR") DISCLAIMER; WAIVER AND RELEASE OF CLAIMS.** This "Disclaimer; Waiver and Release of Claims" provision, without any changes, modifications, deletions or revisions, must be included in all ACBR Form documents that include any reference to ACBR. The parties hereto hereby acknowledge and agree that: (A) *THIS DOCUMENT HAS IMPORTANT CONSEQUENCES, LEGAL, FINANCIAL AND OTHERWISE, AND ACBR HAS ADVISED THE PARTIES THAT THEY SHOULD EACH CONSULT WITH AN ATTORNEY OR OTHER PROFESSIONAL OF THEIR CHOICE WITH RESPECT TO THE TERMS OF, AND/OR THE COMPLETION, MODIFICATION AND/OR EXECUTION OF, THIS DOCUMENT*; (B) form documents by their nature are designed to be of general application, and may not be applicable to specific facts and circumstances, may not address a given party's specific conditions or requirements and/or may not reflect the relative bargaining or negotiations of the parties, as such variables may arise on any given transaction; (C) to avoid any possible misunderstanding or confusion as to the original form of this document and any revisions, modifications or changes to it, any and all revisions, modifications or changes to the original should be made readily apparent by highlighting, underscoring or other means to distinguish them from the original ACBR form; (D) ACBR has made the original versions of this document and other document forms available to ACBR's members as a service, but makes no representation or warranty, express or implied, as to the suitability or applicability of the terms and conditions of, or the enforceability of, this document or other document forms; (E) ACBR document forms are updated by ACBR from time to time, and ACBR strongly recommends to the parties that they use the most current, updated versions of any such document forms; and (F) by executing this document the parties hereto each hereby waive and release ACBR, its officers, directors, members, employees and agents, from any and all claims, demands and/or causes of action (whether known or unknown) arising out of, pertaining to or resulting directly or indirectly from the use of this form document.

*-Signatures on Following Page-*

*IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed, under seal, in their respective names and on their behalf by their duly authorized officials, the day and year indicated below.*

*SUBLANDLORD:* Mangan, Inc.

*By:* DocuSigned by: Jacob W. Depuydt BD9007E1E7EA4F7... *(SEAL)*

*Name:* Jacob Depuydt

*Title:* President- Mangan Midstream

*Phone:* 770-569-1684

*Date:* ______________________

*SUBTENANT:* Streamline Health Solutions, Inc.

*By:* DocuSigned by: Bill Garvis 3886BD89BE2A46B... *(Seal)*

*Name:* Bill Garvis

*Title:* Senior Vice President and Chief Operating Officer

*Phone:* 770-815-9004

*Date:* ______________________

*BROKER:* Green Commercial Properties, Inc.

*By:* DocuSigned by: Ward Green 605023792C2B43B... *(Seal)*

*Name:* Edward J. Green, Jr.

*Title:* President

*Firm License #:* H-44506

*Phone:* 404-290-1002

*Date:* ______________________

*Agent Name(s):* Edward J. Green, Jr.

*Agent License #(s):* 132394

*CO-BROKER:* Wilson, Hull & Neal Real Estate, LLC.

*By:* DocuSigned by: [signature] CCC23DF790954C3... *(Seal)*

*Name:* Jamie Hargather

*Title:* Partner

*Firm License #:* H-67194

*Phone:* 404-352-1882

*Date:* ______________________

*Agent Name(s):* Jamie Hargather

*Agent License #(s):* 300043

*Add additional names & License #'s of other agents involved in connection with this transaction.*

# EXHIBIT A

# Master Lease

DS
BG

DS
JWD

# OFFICE LEASE

**THIS OFFICE LEASE**, (the "Lease") is entered into this 6th day of March, 2012 ("Effective Date") by and between **NNN Parkway 400, LLC, NNN Parkway 400 1, LLC, NNN Parkway 400 2, LLC, NNN Parkway 400 3, LLC, NNN Parkway 400 4, LLC, NNN Parkway 400 5, LLC, NNN Parkway 400 6, LLC, NNN Parkway 400 7, LLC, NNN Parkway 400 8, LLC, NNN Parkway 400 9, LLC, NNN Parkway 400 10, LLC, NNN Parkway 400 11, LLC, NNN Parkway 400 12, LLC, NNN Parkway 400 13, LLC, NNN Parkway 400 14, LLC, NNN Parkway 400 15, LLC, NNN Parkway 400 16, LLC, NNN Parkway 400 17, LLC, NNN Parkway 400 18, LLC, NNN Parkway 400 19, LLC, NNN Parkway 400 20, LLC, NNN Parkway 400 21, LLC, NNN Parkway 400 22, LLC, NNN Parkway 400 23, LLC, NNN Parkway 400 25, LLC, NNN Parkway 400 26, LLC, NNN Parkway 400 27, LLC, NNN Parkway 400 28, LLC, NNN Parkway 400 29, LLC, NNN Parkway 400 30, LLC, NNN Parkway 400 31, LLC, NNN Parkway 400 32, LLC, NNN Parkway 400 33, LLC, and NNN Parkway 400 35, LLC, each a Delaware limited liability company** (collectively the "Landlord") each acting by and through Triple Net Properties Realty, Inc. ("Agent" for Landlord) and **MANGAN, INC.**, a California corporation ("Tenant").

## INDEX

EXHIBITS

## ARTICLE 1.

## BASIC PROVISIONS

A. Tenant: Mangan, Inc., a California corporation.

B. Tenant's Address: Parkway 400, Suite 125, 11800 Amberpark Drive, Alpharetta, Georgia 30009

C. Office Building Address: Parkway 400, Building 1, 11800 Amberpark Drive, Alpharetta, Georgia 30009

D. Premises: Square feet (Rentable): Approximately 7,409 rentable square feet in Suite 125 on the 1st floor of the Building.

E. Landlord: NNN Parkway 400, LLC, NNN Parkway 400 1, LLC, NNN Parkway 400 2, LLC, NNN Parkway 400 3, LLC, NNN Parkway 400 4, LLC, NNN Parkway 400 5, LLC, NNN Parkway 400 6, LLC, NNN Parkway 400 7, LLC, NNN Parkway 400 8, LLC, NNN Parkway 400 9, LLC, NNN Parkway 400 10, LLC, NNN Parkway 400 11, LLC, NNN Parkway 400 12, LLC, NNN Parkway 400 13, LLC, NNN Parkway 400 14, LLC, NNN Parkway 400 15, LLC, NNN Parkway 400 16, LLC, NNN Parkway 400 17, LLC, NNN Parkway 400 18, LLC, NNN Parkway 400 19, LLC, NNN Parkway 400 20, LLC, NNN Parkway 400 21, LLC, NNN Parkway 400 22, LLC, NNN Parkway 400 23, LLC, NNN Parkway 400 25, LLC, NNN Parkway 400 26, LLC, NNN Parkway 400 27, LLC, NNN Parkway 400 28, LLC, NNN Parkway 400 29, LLC, NNN Parkway 400 30, LLC, NNN Parkway 400 31, LLC, NNN Parkway 400 32, LLC, NNN Parkway 400 33, LLC, and NNN Parkway 400 35, LLC, each a Delaware limited liability company

F. Landlord's Address:

NNN Parkway 400
℅ John S. P. Beeland
Vice President,
Asset Management
Daymark Realty Advisors, Inc.
200 Galleria Parkway, Suite 300
Atlanta, GA 30339

<u>With a copy to</u>:

Thomas D. Anthony, Esq.
Anthony Law Group, LLC
Centennial Tower, Suite 3115
101 Marietta Street
Atlanta, Georgia 30303-2744

G. Property: the Building and the parcel(s) of land on which it is located, other improvements on such parcel(s), adjacent parcels of land that Landlord operates jointly with the Building, and other buildings and improvements located on such adjacent parcels of land.

H. Commencement Date: May 1, 2012 (subject to adjustment according to the terms contained in Paragraph 5.A).

I. Expiration Date: The last day of the sixty-sixth (66$^{th}$) full calendar month following the Commencement Date.

J. Security Deposit: Ten Thousand Six Hundred Fifty and 44/100 U.S. Dollars ($10,650.44).

K. Monthly Base Rent:

| Period (Months) | Rate Per Rentable Square Foot | Rentable Square Feet | Monthly Base Rent |
|---|---|---|---|
| 1-12 | $17.25 | 7,409 | $10,650.44* |
| 13-24 | $17.68 | 7,409 | $10,916.70 |
| 25-36 | $18.12 | 7,409 | $11,189.62 |
| 37-48 | $18.58 | 7,409 | $11,469.36 |
| 49-60 | $19.04 | 7,409 | $11,756.09 |
| 61-66 | $19.52 | 7,409 | $12,049.99 |

***SEE PARAGRAPH 3.E. BELOW**

L. Operating Expenses Base: Actual Operating Expenses for calendar year 2012.

M. Tax Base: Actual Taxes for calendar year 2012.

N. Tenant's Pro Rata Share: 14.9544%. Tenant's Pro Rata Share shall be determined by dividing the Tenant's Rentable Square Feet of the Premises by the rentable area of the Building (which is agreed to contain approximately 49,544 rentable square feet) and multiplying the resulting quotient, to the second decimal place, by one hundred.

O. Normal Business Hours of the Building:

Monday through Friday: 8 a.m. to 6 p.m.
Saturday: 8 a.m. to 1p.m.
(Excepting the following national holidays: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day)

P. Use: General office.

Q. Brokers:

Grubb & Ellis Company (Representing Landlord)
3424 Peachtree Road, Suite 800
Atlanta, Georgia 30326
ATTN: Sam Zelony

Green Commercial Properties, Inc. (Representing Tenant)
885 Woodstock Road, Suite 430
Roswell, GA 30075
ATTN: Edward J. Green, Jr.

R. Parking: Tenant shall be entitled to: the non-exclusive use in common with Landlord and others of a maximum of thirty (30) parking spaces (on terms contained in Article 26) in the Parking Facility.

S. Base Year: 2012.

The foregoing provisions shall be interpreted and applied in accordance with the other provisions of this Lease set forth below. The capitalized terms, and the terms defined in Article 29, shall have the meanings set forth herein or therein (unless otherwise modified in the Lease) when used as capitalized terms in other provisions of the Lease.

Landlord and Tenant hereby stipulate that the Premises contains the number of square feet specified in Paragraph 1.D., above.

ARTICLE 2.

PREMISES, TERM AND COMMENCEMENT DATE

Subject to the terms and conditions set forth herein, Landlord hereby leases and demises to Tenant and Tenant hereby takes and leases from Landlord that certain space identified in Paragraph 1.D. and shown on a plan attached hereto as Exhibit A ("Premises") for a term ("Term") commencing on the Commencement Date and ending on the Expiration Date set forth in Article 1, unless sooner terminated as provided herein. The Commencement Date set forth in Article 1 shall be advanced to such earlier date as Tenant commences occupancy of the Premises for the conduct of its business. Such date shall be confirmed by execution of the Commencement Date Confirmation in the form as set forth in Exhibit E, which Tenant shall execute and return to Landlord within five (5) business days after receipt thereof. If Landlord delays delivering possession of the Premises or substantial completion of any Landlord's Work under Exhibit B, this Lease shall not be void or voidable, except as provided in the second paragraph of Section 9 of Exhibit B.

ARTICLE 3.

RENT

A. Monthly Base Rent. Tenant shall pay Monthly Base Rent in advance on or before the first day of each month of the Term without demand, setoff or deduction except as otherwise expressly set forth in this Lease. If the Term shall commence and end on a day other than the first day of a month: (1) the Monthly Base Rent for the first and last partial month shall be prorated on a per diem basis; and (2) the first escalation of Monthly Base Rent as set forth in Paragraph 1.K. shall take effect following the twelfth full month of the Term. Notwithstanding the foregoing language to the contrary, Tenant shall pay the Monthly Base Rent for the first month of the Term on or before the Effective Date.

B. Additional Rent. All costs and expenses, other than Monthly Base Rent, which Tenant assumes or agrees to pay and any other sum payable by Tenant pursuant to this Lease, including, without limitation, its share of Taxes and Operating Expenses, shall be deemed Additional Rent.

C. Rent. Monthly Base Rent, Additional Rent, Taxes and Operating Expenses and any other amounts of every nature which Tenant is or becomes obligated to pay Landlord under this Lease are herein referred to collectively as "Rent", and all remedies applicable to the nonpayment of Rent shall be applicable thereto. Landlord may apply payments received from Tenant to any obligations of Tenant then accrued, without regard to such obligations as may be designated by Tenant.

D. Place of Payment, Late Charge, Default Interest. Rent and other charges required to be paid under this Lease, no matter how described, shall be paid by Tenant to Landlord without offset, deduction, credit or the like, at the Building Manager's address listed in Article 1, or to such other person and/or address as Landlord may

designate in writing. In the event Tenant fails to pay Rent due under this Lease within five (5) days of the due date of said Rent, Tenant shall pay to Landlord a late charge of ten percent (10%) of the amount overdue. Any Rent not paid within thirty (30) days when due shall also bear interest at the Default Rate commencing on the due date thereof. This provision shall in no way be construed to modify Tenant's obligation to pay Rent on or before the first (1st) day of the month.

E. Rent Abatement. Notwithstanding any provision to the contrary in this Lease, provided Tenant is not in default hereunder, (1) 100% of the Monthly Base Rent for the first ($1^{st}$) full calendar month of the Lease Term, and (ii) 50% of the Monthly Base Rent for each of the second ($2^{nd}$) through eleventh ($11^{th}$) months of the Lease Term shall be conditionally excused and waived. The "Abatement Months" shall refer to the $1^{st}$ through $11^{th}$ full calendar months of the Term. Tenant shall pay all Additional Rent, if any, for the Abatement Months. If an uncured default occurs (beyond any applicable notice and cure period) at any time during the Lease Term, then (i) Tenant shall no longer be entitled to conditionally excused payments of Monthly Based Rent, and (ii) the unamortized portion (amortized on a straight-line basis over the initial lease Term) of the Monthly Base Rent for the Abatement Months which were excused, together with interest at the rate of 12% from the date such conditionally excused rent would have otherwise been due, shall become immediately due and payable to Landlord. If no such uncured Default occurs during the Lease Term, then the amounts of Base Rent for the Abatement Months which were excused will be deemed waived. The Base Rent Schedule in Paragraph 1.K. above does not take into consideration the Excused Rent set forth in this paragraph.

F. Lockbox Payments. Landlord shall at any time have the right to instruct Tenant to make payments required under this Lease to a lockbox at a financial institution of Landlord's choosing. To the extent that Landlord instructs Tenant to make payments to such lockbox, Tenant shall thereafter mail all of its payments to the lockbox (unless and until otherwise instructed in writing) and such payments shall be deemed payment to Landlord. Landlord may revoke any such lockbox agency and such lockbox payment instructions by written notice to Tenant. Upon Landlord's issuance of notice of revocation of the lockbox agency and instructions, Tenant shall make any and all further payments to such alternate address and location as directed by Landlord. Tenant shall follow all such payment instructions. In the event that Landlord has terminated either Tenant's right to possession of the Premises or the Lease, or either of them, payments by Tenant to the lockbox may, if deposited through the lockbox, shall not reinstate the Lease or Tenant's right of possession in the Premises, and such payments as are thereafter made to the lockbox may be refunded by Landlord without prejudice to Landlord's exercise of remedies terminating Tenant's right of possession or the Lease, and without reinstating the Lease or Tenant's right of possession in the Premises.

ARTICLE 4.

TAXES AND OPERATING EXPENSES

A. Payment of Taxes and Operating Expenses. Commencing with the calendar year following the Base Year and for each calendar year thereafter (hereinafter each referred to as a "Comparison Year"), Tenant shall pay Landlord an amount equal to Tenant's Pro Rata Share of Operating Expenses and Taxes incurred by Landlord with respect to the Building for or during such Comparison Year in excess of the Operating Expenses for the Operating Expenses Base and Taxes for the Tax Base (collectively, the "Escalation Increase"). Landlord shall have the right to change the Comparison Year from a calendar year to a fiscal year from time to time (or vice versa), provided that equitable adjustment is made so that (i) Tenant shall not be charged more than once for the same period, (ii)

Tenant shall not be required to pay any more than what Tenant would have been required to pay absent the change and, (iii) the change is enforced on all tenants in the Building. Commencing with the first month of the first Comparison Year and on the first day of each month thereafter during the original Term or any extension thereof, Tenant shall pay Escalation Increases to Landlord, as Additional Rent due concurrently with Monthly Base Rent, in installments equal to one-twelfth (1/12) of Landlord's estimate (as determined by Landlord in its sole discretion) of Tenant's Pro Rata Share of any projected increase in the Taxes or Operating Expenses for the particular Comparison Year in excess of the Taxes for the Tax Base or Operating Expenses for the Operating Expenses Base, as the case may be (the "Estimated Escalation Increase"). A final adjustment ("Escalation Reconciliation") shall be made by Landlord and Tenant as soon as practicable following the end of each Comparison Year. In computing the Estimated Escalation Increase for any particular Comparison Year, Landlord shall take into account any prior increases in Tenant's Pro Rata Share of Taxes and Operating Expenses. If any Estimated Escalation Increase is less than the Estimated Escalation Increase for the immediately preceding Comparison Year, the Additional Rent payments to be paid by Tenant for the new Comparison Year attributable to said Estimated Escalation Increase shall be decreased accordingly; provided, however, in no event will the Rent paid by Tenant hereunder ever be less than the Monthly Base Rent.

B. Escalation Reconciliation. As soon as practicable following the end of each Comparison Year with good faith efforts to provide such statement within one hundred and twenty days after the last day of such Comparison Year, Landlord shall submit to Tenant a statement setting forth the Escalation Increase, if any (the "Escalation Statement"). Beginning with the Escalation Statement for the second Comparison Year, each such statement shall also set forth the Escalation Reconciliation for the Comparison Year just completed. To the extent that the Escalation Increase in either Taxes or Operating Expenses (the "Operating Expense Escalation" or "Tax Escalation", as applicable) exceeds the Estimated Escalation Increase upon which Tenant paid Rent during the Comparison Year just completed, Tenant shall pay Landlord the difference, in cash within thirty (30) days following receipt by Tenant from Landlord of the Escalation Statement. If the Operating Expense or Tax Escalation is less than the Estimated Escalation Increase, then Tenant shall receive a credit on future Rent owing under this Lease (or cash, if there is no future Rent owing hereunder), as the case may be. Until Tenant receives the Escalation Statement, Tenant's Estimated Escalation Increases for the new Comparison Year shall continue to be paid at the rate being paid for the particular Comparison Year just completed, and Tenant shall commence payment to Landlord of the monthly installment of Additional Rent on the basis of the Escalation Statement beginning on the first day of the month following the month in which Tenant receives the Escalation Statement.

C. Changes in Escalations During the Lease Year. In addition to the above, if, during any particular Comparison Year, there is a change in the information upon which the then current Estimated Escalation Increase is based so that the Estimated Escalation Statement furnished to Tenant is no longer accurate, Landlord shall be permitted (but in no event more than one time in any calendar year) to revise such Estimated Escalation Statement by notifying Tenant, and there shall be such adjustments made in the Additional Rent on the first day of the month following the serving of such statement on Tenant as shall be necessary by either increasing or decreasing, as the case may be, the amount of Estimated Escalation Increases then being paid by Tenant for the balance of the Comparison Year (but in no event shall any such decrease result in a reduction of the Rent below the Monthly Base Rent plus all other amounts of Additional Rent). Even though the Term has expired and Tenant has vacated the Premises, when the final determination is made of the Escalation Reconciliation for the Comparison Year in which this Lease terminates, Tenant shall immediately pay to Landlord within ten (10) business days after Landlord's delivery of the Escalation Reconciliation to Tenant, any additional amounts due as

calculated pursuant to this Article 4. Landlord's and Tenant's responsibilities with respect to the Tax and Operating Expense adjustments described herein shall survive the expiration or early termination of this Lease.

If the Building is less than ninety-five percent (95%) occupied during any particular Comparison Year, Landlord may adjust those Operating Expenses which are affected by Building occupancy for the particular Comparison Year, or portion thereof, as the case may be, to reflect an occupancy of not less than ninety-five percent (95%) of all such rentable area of the Building. If the Building is less than ninety-five percent (95%) occupied during the Base Year, Landlord shall adjust those Operating Expenses which are affected by Building occupancy to reflect occupancy of not less than ninety-five percent (95%) of all such rentable area of the Building in determining the Operating Expenses Base.

D. Disputes Over Taxes or Operating Expenses. If Tenant disputes the amount of an adjustment or the proposed estimated increase or decrease in Estimated Escalation Increases or Escalation Increases, Tenant shall give Landlord written notice of such dispute within sixty (60) days after Landlord advises Tenant of such adjustment or proposed increase or decrease. Tenant's failure to give such notice shall waive its right to dispute the amounts so determined. Tenant shall not be entitled to dispute the foregoing amounts if Tenant is then in default beyond any applicable notice and cure period hereunder. Said dispute will be conducted at Tenant's expense by a certified public accountant paid on an hourly basis unrelated to actual savings identified. Tenant shall only be permitted to conduct such a review during regular business hours at Landlord's office, after Tenant gives Landlord twenty (20) business days prior written notice, and no more than once in any twelve (12) month period. If such review discloses that the charges actually incurred by Landlord are less than those used by Landlord in calculating Tenant's proportionate share, then Landlord shall reimburse Tenant by applying said overpayment to the next months Base Rent due for the amount Tenant paid in excess of Tenant's actual proportionate share. If any such review discloses that the charges used by Landlord in calculating Tenant's proportionate share exceeds the actual charges by five percent (5%) or more of the Operating Expenses or Taxes for such Comparison Year, then Landlord shall pay the reasonable costs of such review not to exceed $1,000. If Tenant does not review Landlord's records within ninety (90) days after receipt of the annual reconciliation, Tenant shall have no further right to review Landlord's records for the applicable period. No subtenant shall have the right to conduct an audit.

Tenant shall continue to timely pay Landlord the amount of the prior year's adjustment and Estimated Escalation Increases set forth in the then applicable Estimated Escalation Statement until the parties have agreed as to the appropriate adjustment or have deemed to be bound by the determination of the certified public accountant in accordance with the preceding terms. Landlord's delay in submitting any statement contemplated herein for any Comparison Year shall not affect the provisions of this paragraph, nor constitute a waiver of Landlord's rights as set forth herein for said Comparison Year or any subsequent Comparison Year during the Lease Term or any extensions thereof.

E. Landlord in its reasonable judgment and utilizing industry accepted practices, shall allocate to the Building an equitable portion of the Operating Expenses shared between the Building and the other buildings within the Property. Tenant specifically acknowledges that the allocation of Operating Expenses between buildings and parcels could be subject to differing opinions. Landlord's allocations will be upheld unless Tenant can prove that the allocations have been made in bad faith or are arbitrary or discriminatory as to the Property tenants as a whole.

F. Taxes. Tenant shall pay, prior to delinquency, all taxes assessed against or levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant located in the Premises and any excise, sales or use taxes related to Tenant's business. In the event any or all of Tenant's trade fixtures, furnishings, equipment and other personal property shall be assessed and taxed with property of Landlord, or if the cost or value of any leasehold improvements in the Premises exceeds the cost or value of a Building-standard build out and, as a result, real property taxes for the Building of the Building are increased, Tenant shall pay to Landlord its share of such taxes within ten (10) business days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property or above-standard improvements. Tenant shall pay directly to the party or entity entitled thereto all business license fees, gross receipts taxes and similar taxes and impositions which may from time to time be assessed against or levied upon Tenant, as and when the same become due and before delinquency. Notwithstanding anything to the contrary contained herein, any sums payable by Tenant under this Article 4 shall not be included in the computation of "Taxes."

G. Cap On Controllable Operating Expenses. Beginning with the 2013 calendar year and during the balance of the Term, in no event will Tenant's Pro Rata Share of that part of the Operating Expenses that are "controllable" (i.e., all Operating Expenses other than those for Taxes, insurance, utilities, costs directly tied to increases in minimum wage laws, security, and snow or storm debris removal) (the "Controllable Operating Expenses") be greater than what Tenant's Pro Rata Share of Controllable Operating Expenses would have been had Controllable Expenses increased, on a cumulative basis, by one hundred four percent (104%) for each calendar year this Lease is in effect.

ARTICLE 5.

LANDLORD'S WORK, TENANT'S WORK,
ALTERATIONS AND ADDITIONS

A. Landlord's Work. Landlord shall construct the Premises in accordance with Landlord's obligations as set forth in the work letter attached hereto as Exhibit B, and hereinafter referred to as "Landlord's Work". Landlord will deliver the Premises to Tenant with all of Landlord's Work completed (except for minor and non-material punch list items which in Landlord's reasonable judgment will not impair Tenant's use and enjoyment of the Premises) on or before the Commencement Date or other date specified in Exhibit B. If Landlord is delayed in completing Landlord's Work by strike, shortages of labor or materials, delivery delays, delays caused by Tenant or other matters beyond the reasonable control of Landlord, then Landlord shall give notice thereof to Tenant and the date on which Landlord is to turn the Premises over to Tenant for Tenant's Work and the Commencement Date shall be postponed for an equal number of days as the delay as set forth in the notice. If the Commencement Date is postponed as described above, Tenant shall execute a writing confirming the Commencement Date on such form as set forth in Exhibit E attached hereto upon Landlord's request.

B. Tenant's Work. Intentionally Omitted.

C. Alterations. Tenant shall make no alterations or additions to the Premises ("Alterations") without the prior written consent of Landlord, which consent may be withheld in Landlord's sole discretion as to alterations which adversely effect or impair the structural integrity of or the efficient and proper operation of the operating systems of the Building, and which consent shall not be unreasonably withheld as to all other alterations and only by contractors or mechanics approved by Landlord in writing (which

approval shall not be unreasonably withheld, conditioned or delayed) and upon the approval by Landlord in writing of fully detailed and dimensioned plans and specifications pertaining to the Alterations in question, to be prepared and submitted by Tenant, at its sole cost and expense, which approval shall not be unreasonably withheld, conditioned or delayed. Tenant shall, at its sole cost and expense, obtain all necessary approvals and permits pertaining to any Alterations approved by Landlord. Tenant hereby indemnifies, defends and agrees to hold Landlord free and harmless from all liens and claims of lien, and all other liability, claims and demands arising out of any work done or material supplied to the Premises by or at the request of Tenant in connection with any Alterations. If permitted Alterations are made, they shall be made at Tenant's sole cost and expense and shall be and become the property of Landlord, except that Landlord may, by written notice to Tenant given at the time of approval of such Alterations, require Tenant, at Tenant's expense, to remove all partitions, counters, railings and other Alterations installed by Tenant, and to repair any damages to the Premises caused by such removal at the expiration of the Lease Term. Any and all costs attributable to or related to the applicable building codes of the city in which the Building is located (or any other authority having jurisdiction over the Building) arising from Tenant's plans, specifications, improvements, alterations or otherwise shall be paid by Tenant at its sole cost and expense. With regard to repairs, Alterations or any other work arising from or related to this Article 5, Landlord shall be entitled to receive an administrative/supervision fee (which fee shall vary depending upon whether or not Tenant orders the work directly from Landlord) sufficient to compensate Landlord for all overhead, general conditions, fees and other costs and expenses arising from Landlord's involvement with such work not to exceed five percent (5%) of the total cost of work. Anything to the contrary herein notwithstanding, upon at least ten (10) business days prior written notice to Landlord, and subject in all respects to Landlord's requirements governing Alterations, including without limitation delivery to Landlord of fully detailed and dimensioned plans and specifications pertaining to the Alterations in question, the preparation of Common Areas (such as the use of carpet protection, etc.), and the times and circumstances under which the Alterations may be performed (for example, Landlord may require that certain Alterations which cause noise or odors to emanate from the Premises be performed outside of Normal Business Hours), Tenant shall have the right to make Alterations to the Premises without Landlord's further consent provided: (i) the aggregate cost of the subject Alterations is less than $10,000.00, and (ii) the subject Alterations (a) do not affect the Building systems, structure, or equipment, (b) are not visible from the exterior of the Premises, and (c) will not interfere with the use or occupancy of any other portion of the Building by any other tenant or its invitees.

D. Liens. Tenant shall give Landlord at least ten (10) days prior written notice (or such additional time as may be necessary under applicable laws) of the commencement of any Tenant's Work, to afford Landlord the opportunity to post and record notices of non-responsibility. Tenant will not cause or permit any mechanic's, materialman's or similar liens or encumbrances to be filed or exist against the Premises or the Building or Tenant's interest in this Lease in connection with work done under this Article or in connection with any other work and Tenant agrees to defend, indemnify and hold harmless Landlord from and against any such lien or claim or action thereon, together with costs of suit and reasonable attorneys' fees incurred by Landlord in connection with any such claim or action. Tenant shall remove any such lien or encumbrance by bond or otherwise within twenty (20) days from the date of their existence. If Tenant fails to do so, Landlord may, without being responsible to investigate the validity or lawfulness of the lien, pay the amount or take such other action as Landlord deems necessary to remove any such lien or encumbrance or require that Tenant deposit with Landlord in cash and lawful money of the United States, one hundred fifty percent (150%) of the amount of such claim, which sum may be retained by Landlord until such claim shall have been removed of record or until judgment shall have been rendered on such claim and such judgment shall have become

final, at which time Landlord shall have the right to apply such deposit in discharge of the judgment on said claim and any costs, including attorneys' fees incurred by Landlord, and shall remit the balance thereof to Tenant within ten (10) business days following such third party disbursements. The amounts so paid and costs incurred by Landlord shall be deemed Additional Rent under this Lease and payable in full upon demand.

E. Compliance with ADA. Landlord and Tenant agree that responsibility for compliance with the Americans With Disabilities Act of 1990, as amended (the "ADA") shall be allocated as follows: (i) Landlord shall, throughout the term of the Lease, be responsible for compliance with the provisions of Title III of the ADA for all Common Areas, including exterior and interior areas of the Building not included within the Premises or the premises of other tenants; (ii) Landlord shall be responsible for compliance with the provisions of Title III of the ADA for any construction, renovations, alterations and repairs made within the Premises if such construction, renovations, alterations or repairs are made by Landlord for the purpose of improving the Building generally or are done as Landlord's Work and the plans and specifications for the Landlord's Work were prepared by Landlord's architect or space planner and were not provided by Tenant's architect or space planner; (iii) Tenant shall be responsible for compliance with the provisions of Title III of the ADA for any construction, renovations, alterations and repairs made within the Premises if such construction, renovations, alterations and repairs are made by Tenant, its employees, agents or contractors, at the direction of Tenant or done pursuant to plans and specifications prepared or provided by Tenant or Tenant's architect or space planner.

F. Cabling. Tenant shall not install or cause to be installed any cabling or wiring (collectively, "Cabling") without the prior written consent of Landlord which consent shall not be unreasonably withheld as provided in Paragraph 5.C. Any installation of Cabling shall be performed pursuant to said Article and shall meet the requirements of the National Electrical Code (as may be amended from time to time), and shall comply with all Applicable Laws. On or prior to the expiration or earlier termination of this Lease, Tenant, at Tenant's sole cost and expense, shall remove all Cabling so installed by Tenant unless Landlord, in its reasonable discretion, elects in writing to waive this requirement. Any Cabling removed by Tenant shall be disposed of by Tenant, at Tenant's sole cost and expense, in accordance with all Applicable Laws.

ARTICLE 6.

TENANT'S USE, RESTRICTIONS AND COMPLIANCE WITH LAWS

A. Tenant's Use. Tenant shall use the Premises for the purposes set forth in Paragraph 1.P., above, and for no other purpose whatsoever, subject to and in compliance with all other provisions of this Lease, including without limitation the Building's Rules and Regulations attached as Exhibit D hereto. Tenant and its invitees shall also have the non-exclusive right, along with other tenants of the Building and others authorized by Landlord, to use the Common Areas subject to such rules and regulations as Landlord may impose from time to time in its sole discretion provided the same are enforced in a non-discriminatory manner. Landlord makes no representation that the Premises are suitable for Tenant's purposes.

B. Tenant's Restrictions. Tenant shall not at any time use or occupy, or suffer or permit anyone to use or occupy, the Premises or do or permit anything to be done in the Premises which: (a) causes or is liable to cause injury to persons, to the Building or its equipment, facilities or systems; (b) impairs the character, reputation or appearance of the Building as a first class office building; (c) impairs the proper and economic maintenance, operation and repair of the Building or its equipment, facilities or systems; or

(d) would invalidate or increase the cost of any fire and extended coverage insurance policy covering the Building and/or the property located therein. Tenant shall comply with all rules, orders, regulations and requirements of any organization which sets out standards, requirements or recommendations commonly referred to by major fire insurance underwriters. Tenant shall promptly, upon demand, reimburse Landlord for any additional premium charges for any such insurance policy assessed or increased by reason of Tenant's failure to comply with the provisions of this Article 6.

C. Tenant's Compliance with Laws. Tenant shall, at Tenant's sole cost and expense, keep and maintain the Premises, its use thereof and its business in compliance with all governmental laws, ordinances, rules and regulations now in force or which may hereafter be in force or effect. Tenant shall comply with all Laws relating to the Premises and Tenant's use or occupancy thereof, including without limitation, and Laws in connection with the health, safety and building codes, and any permit or license requirements.

ARTICLE 7.

SERVICES

A. Climate Control. Landlord shall furnish heat or air conditioning to the Premises during Normal Business Hours of the Building as set forth in Article 1, as required in Landlord's reasonable judgment for the comfortable use and occupancy of the Premises and comparable to other similar Class A office buildings in the North Fulton office market. If Tenant requires heat or air conditioning at any other time, Landlord shall use reasonable efforts to furnish such service upon reasonable notice from Tenant, and Tenant shall pay all of Landlord's charges therefor on demand as Additional Rent. The current after-hours HVAC rate is $50.00 per hour.

The performance by Landlord of its obligations under this Article 7 is subject to Tenant's compliance with the terms of this Lease including any connected electrical load limitation established by Landlord. Tenant shall not use the Premises or any part thereof in a manner exceeding the heating, ventilating or air-conditioning ("HVAC") design conditions (including any occupancy or connected electrical load conditions), including the rearrangement of partitioning which may interfere with the normal operation of the HVAC equipment, or the use of computer or data processing machines or other machines or equipment in excess of that normally required for a standard office use of the Premises. If any such use requires changes in the HVAC or plumbing systems or controls servicing the Premises or portions thereof in order to provide comfortable occupancy, such changes may be made by Landlord at Tenant's expense and Tenant agrees to promptly pay any such amount to Landlord as Additional Rent. Landlord has approved the electrical load of Tenant's designed supplemental HVAC equipment serving its communications room ("Supplemental HVAC"), designed with BTU of 33,000 and wattage requirements of 1.32 watts).

B. Elevator Service. If the Building is equipped with elevators, Landlord, during Normal Business Hours of the Building, shall furnish elevator service to Tenant to be used in common with others. At least one elevator shall remain in service during all other hours. Landlord may designate a specific elevator for use as a service elevator.

C. Janitorial Services. Landlord shall provide janitorial and cleaning services to the Premises, in frequency and quality customarily provided by Landlord to other tenants in the Building, which is Monday through Friday (excluding national holidays) to a service level consistent with other Class A office buildings in the North Fulton office market.

Tenant shall pay to Landlord on demand the reasonable costs incurred by Landlord for (i) any cleaning of the Premises required because of (A) misuse or neglect on the part of Tenant or Tenant's agents, contractors, invitees, employees and customers, (B) the use of portions of the Premises for special purposes requiring greater or more difficult cleaning work than office areas, and (C) non-building standard materials or finishes installed by Tenant or at its request; and (ii) removal from the Premises of any refuse and rubbish of Tenant in excess of that ordinarily accumulated in general office occupancy or at times other than Landlord's standard cleaning times.

D. Water and Electricity. Landlord shall make available domestic water in reasonable quantities to the common areas of the Building and cause electric service of at least 5 watts per rentable square foot in the Premises, the monthly costs of service thereof attributable to lighting and the operation of ordinary office equipment in the Premises being included in Base Rent, and the portion of which is attributable to Tenant's Supplemental HVAC constituting Additional Rent hereunder.

E. Tenant's Security Responsibility. Tenant shall assume all responsibility for the protection of the Premises, Tenant, its agents and invitees and their property from the acts of third parties. Tenant shall (1) lock the doors to the Premises after hours and take other reasonable steps to secure the Premises and the personal property of all Tenant (and its employees and agents) and any of Tenant's transferees, contractors, or licensees in the Common Areas and parking facilities of the Building and Property, from unlawful intrusion, theft, fire, and other hazards; and (2) cooperate with Landlord and other tenants in the Building on Building safety matters. Tenant acknowledges that any security or safety measures employed by Landlord are for the protection of Landlord's own interests; that Landlord is not a guarantor of the security or safety of Tenant or any other party or their property; and that such security and safety matters are the responsible of Tenant and the local law enforcement authorities.

F. Interruptions. Landlord does not represent or warrant that any of the services referred to above, or any other services which Landlord may supply, will be free from interruption and Tenant acknowledges that any one or more of such services may be suspended by reason of accident, repairs, inspections, alterations or improvements necessary to be made, or by strikes or lockouts, or by reason of operation of law, or causes beyond the reasonable control of Landlord. Any interruption, reduction or discontinuance of service shall not be deemed an eviction or disturbance of Tenant's use and possession of the Premises, or any part thereof, nor, except as otherwise set forth herein, render Landlord liable to Tenant for damages, nor relieve Tenant from performance of Tenant's obligations under this Lease. Landlord shall however, exercise reasonable diligence to restore any service so interrupted. Anything to the contrary herein notwithstanding, If Landlord fails to cure a utility interruption caused by Landlord by reason of Landlord's non-payment of utility services or the gross negligence or willful misconduct of Landlord within three (3) business days after Tenant gives written notice of same to Landlord (or, if such interruption cannot be cured within such three (3) business day period, if Landlord does not commence to cure within such period and diligently pursue the same to completion), and such interruption renders the Premises or any portion thereof untenantable, then, to the extent the Tenant's insurance required to be maintained by Tenant pursuant to Section 8(A) hereof does not compensate Tenant for the loss of use of the Premises resulting from such interruption of utilities, the Monthly Base Rent shall proportionately abate for the remainder of the period of such interruption to the extent that the Premises or portions thereof are untenantable

## ARTICLE 8.

## INSURANCE

A. Required Insurance. Tenant shall, at all times during the Term of this Lease, and at its own cost and expense, maintain insurance policies, with responsible companies licensed to do business in the state where the Building is located and satisfactory to Landlord, naming Landlord, Tenant and any Mortgagee of Landlord, as their respective interests may appear, including (i) a policy of standard fire, extended coverage and special extended coverage property insurance which shall be primary on the lease improvements referenced in Article 5 and Tenant's property, including its goods, equipment and inventory, in an amount adequate to cover their replacement cost, including a vandalism and malicious mischief endorsement, and sprinkler leakage coverage; (ii) business interruption insurance, loss of income and extra expense insurance covering the failure of Tenant's telecommunications equipment and all other perils, failures or interruptions, (iii) comprehensive general liability insurance on an occurrence basis with limits of liability in an amount not less than Two Million Dollars ($2,000,000) combined single limit for each occurrence, and Three Million Dollars ($3,000,000) in the annual aggregate, (iv) Worker's Compensation Coverage as required by law. The comprehensive general liability policy shall include contractual liability which includes the provisions of Article 9 herein.

On or before the Commencement Date, Tenant shall furnish to Landlord and its Building Manager, certificates of insurance evidencing the insurance coverage set forth above, including naming Landlord and Landlord's managing agent and mortgagee as additional insureds. Renewal certificates must be furnished to Landlord at least thirty (30) days prior to the expiration date of such insurance policies showing the above coverage to be in full force and effect.

The foregoing policy sets forth minimum limits of liability and Tenant's procurement and maintenance thereof shall in no event limit the liability of Tenant under this Lease. All such insurance policies carried by Tenant shall be with companies having a rating of not less than A-VIII in Best's Insurance Guide. All such policies shall be endorsed to agree that Tenant's policy is primary and that any insurance covered by Landlord is excess and not contributing with any Tenant insurance requirement hereunder. Tenant agrees that if Tenant does not take out and maintain such insurance or furnish Landlord with renewals or binders, Landlord may (but shall not be required to) procure said insurance on Tenant's behalf and charge Tenant the cost thereof, which amount shall be payable by Tenant upon demand with interest from the date such sums are extended. All such insurance shall provide that it cannot be canceled except upon thirty (30) days prior written notice to Landlord. Tenant shall comply with all rules and directives of any insurance board, company or agency determining rates of hazard coverage for the Premises, including but not limited to the installation of any equipment and/or the correction of any condition necessary to prevent any increase in such rates.

B. Intentionally Omitted.

C. Waiver of Subrogation. Landlord and Tenant each agree that neither Landlord nor Tenant will have any claim against the other for any loss, damage or injury which is covered by insurance carried by either party and for which recovery from such insurer is made, notwithstanding the negligence of either party in causing the loss, and each agree to have their respective insurers issuing the insurance described in this Article 8 waive any rights of subrogation that such companies may have against the other party. This release shall be valid only if the insurance policy in question permits waiver of subrogation or if the insurer agrees in writing that such waiver of subrogation will not affect

coverage under said policy. Each party agrees to use commercially reasonable efforts to obtain such an agreement from its insurer if the policy does not expressly permit a waiver of subrogation.

D. Waiver of Claims. Except for claims arising from Landlord's willful misconduct or gross negligence that are not covered by Tenant's insurance required hereunder, Tenant waives all claims against Landlord for injury or death to persons, damage to property or to any other interest of Tenant sustained by Tenant or any party claiming, through Tenant resulting from: (i) any occurrence in or upon the Premises, (ii) leaking of roofs, bursting, stoppage or leaking of water, gas, sewer or steam pipes or equipment, including sprinklers, (iii) wind, rain, snow, ice, flooding, freezing, fire, explosion, earthquake, excessive heat or cold, or other casualty, (iv) the Building, Premises, or the operating and mechanical systems or equipment of the Building, being defective, or failing, and (v) vandalism, malicious mischief, theft or other acts or omissions of any other parties including, without limitation, other tenants, contractors and invitees at the Building. Tenant agrees that Tenant's property loss risks shall be borne by its insurance, and Tenant agrees to look solely to and seek recovery only from its insurance carriers in the event of such losses. For purposes hereof, any deductible amount shall be treated as though it were recoverable under such policies. In no event will Landlord be responsible for any consequential damages incurred by Tenant, including but not limited to, lost profits or interruption of business as a result of any default by Landlord hereunder.

ARTICLE 9.

INDEMNIFICATION

A. Tenant Indemnity of Landlord. Tenant shall defend, indemnify and hold harmless Landlord and its agents, successors and assigns, including Landlord's managing agent and mortgagee, from and against any and all injury, loss, costs, expenses, liabilities, claims or damage (including attorneys' fees and disbursements) to any person or property (i) arising from, related to, or in connection with any use or occupancy of the Premises by Tenant or (ii) arising from, related to, or in connection with any act or omission (including, without limitation, construction and repair of the Premises arising out of Tenant's Work or subsequent work) of Tenant, its agents, contractors, employees, customers, and invitees, which indemnity extends to any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease. This indemnification shall survive the expiration or termination of the Lease Term. Tenant hereby assumes all risk of damage to property or injury to persons in or about the Premises from any cause, and Tenant hereby waives all claims in respect thereof against Landlord.

B. Landlord Indemnity of Tenant. Landlord shall defend, indemnify and hold Tenant harmless from and against all claims, causes of action, liabilities, losses, costs and expenses arising from or in connection with any injury or other damage to any person or property resulting from any act or omission of Landlord.

C. Indemnity Limitations. The indemnity obligations set forth in paragraphs A and B above shall not apply (i) to any costs or expenses not reasonably incurred by the indemnitee, or (ii) to any claims, causes of action, liabilities, losses, costs and expenses resulting from a default by the indemnitee hereunder.

D. Indemnitees; Acceptable Attorneys. Whenever, in this Article and throughout this Lease, Landlord or Tenant is required to defend, indemnify and hold the other harmless, such obligations shall extend to the successors, assigns, officers, partners,

directors, employees and other agents of the indemnitee. In any instance where this Lease requires either party to defend the other, such defense shall involve an attorney or attorneys reasonably acceptable to the indemnitee.

E. Limitation on Liability. Landlord shall not be liable to Tenant for any damage by or from any act or negligence of any co-tenant or other occupant of the Building, or by any owner or occupants of adjoining or contiguous property. Landlord shall not be liable for any injury or damage to persons or property resulting in whole or in part from the criminal activities or willful misconduct of others. To the extent not covered by all risk property insurance, Tenant agrees to pay for all damage to the Building, as well as all damage to persons or property of other tenants or occupants thereof, caused by the negligence, fraud or willful misconduct of Tenant or any of its agents, contractors, employees, customers and invitees. Nothing contained herein shall be construed to relieve Landlord from liability for any personal injury resulting from its gross negligence, fraud or willful misconduct.

F. Surveillance. Tenant acknowledges that Landlord's election to provide mechanical surveillance or to post security personnel in the Building is subject to Landlord's sole discretion. Landlord shall have no liability in connection with the decision whether or not to provide such services and Tenant hereby waives all claims based thereon. Landlord shall not be liable for losses due to theft, vandalism, or like causes. Tenant shall defend, indemnify, and hold Landlord harmless from any such claims made by any employee, licensee, invitee, contractor, agent or, other person whose presence in, on or about the Premises or the Building is attendant to the business of Tenant.

ARTICLE 10.

CASUALTY DAMAGE

Tenant shall promptly notify Landlord or the Building Manager of any fire or other casualty to the Premises or to the extent it knows of damage, to the Building. In the event the Premises or any substantial part of the Building is wholly or partially damaged or destroyed by fire or other casualty which is covered by Landlord's insurance, Landlord will proceed to restore the same to substantially the same condition existing immediately prior to such damage or destruction unless (i) such damage or destruction is incapable of repair or restoration within two hundred forty (240) days as determined by Landlord's architect; or (ii) the insurance proceeds recovered by reason of the damage or destruction are, in Landlord's sole judgment, inadequate to complete the restoration of the Building; or (iii) Landlord elects not to repair or restore the Building, in any of which events Landlord or Tenant may, by written notice given to the other party within sixty (60) days of such damage or destruction, declare this Lease terminated as of the happening of such damage or destruction. If, in Landlord's sole opinion, the net insurance proceeds recoverable by reason of the damage or destruction will not be adequate to complete the restoration of the Building, Landlord shall have the right to terminate this Lease and all unaccrued obligations of the parties hereto by sending a notice of such termination to Tenant. To the extent after fire or other casualty that Tenant shall be deprived of the use and occupancy of the Premises or any portion thereof as a result of any such damage, destruction or the repair thereof, providing Tenant did not cause the fire or other casualty, Tenant shall be relieved of the pro-ratable portion of the Monthly Base Rent and, to the extent covered by Landlord's insurance, Additional Rent, due under this Lease as the amount of damaged or useless space in the Premises bears to the rentable square footage of the Premises until such time as the Premises may be restored. Landlord shall reasonably determine the amount of damaged or useless space and the square footage of the Premises referenced in the prior sentence.

ARTICLE 11.

CONDEMNATION

In the event of a condemnation or taking of the entire Premises by a public or quasi-public authority, this Lease shall terminate as of the date title vests in the public or quasi-public authority. In the event of (i) a taking or condemnation of fifteen percent (15%) or more (but less than the whole) of the Building and without regard to whether the Premises are part of such taking or condemnation; (ii) a taking or condemnation which results in Landlord electing not to restore the Building; or (iii) a taking or condemnation which results in Landlord electing to change the use of the land upon which the Building is located, Landlord may elect to terminate this Lease by giving notice to Tenant within sixty (60) days of Landlord receiving notice of such condemnation. In the event of a condemnation or taking of all or any part of the Premises by a public or quasi-public authority, Tenant may terminate this Lease upon written notice to Landlord effectice as of the date title vests in the public or quasi-public authority. In the event of a partial taking as described in this Article 11, or a sale, transfer or conveyance in lieu thereof, which does not result in the termination of this Lease, Rent shall be apportioned according to the ratio that the part of the Premises remaining usable by Tenant bears to the total area of the Premises. All compensation awarded for any condemnation shall be the property of Landlord, whether such damages shall be awarded as a compensation for diminution in the value of the leasehold or to the fee of the Premises, and Tenant hereby assigns to Landlord all of Tenant's right, title and interest in and to any and all such compensation. Providing, however that in the event this Lease is terminated, Tenant shall be entitled to make a separate claim for the taking of Tenant's personal property (including fixtures paid for by Tenant), and for costs of moving. Notwithstanding anything herein to the contrary, any condemnation award to Tenant shall be available only to the extent such award is payable separately to Tenant and does not diminish the award available to Landlord or any Lender of Landlord and such award shall be limited to the amount of Rent actually paid by Tenant to Landlord for the period of time for which the award is given. Any additional portion of such award shall belong to Landlord. Tenant hereby waives any and all rights, imposed by law, statute, ordinance, governmental regulation or requirement of the United States, the State in which the Building is located or any local government authority or agency or any political subdivision thereof, now or hereafter in effect, it might otherwise have to petition a court to terminate the Lease.

ARTICLE 12.

REPAIR AND MAINTENANCE

A. Tenant's Obligations. Tenant shall keep the Premises in good working order, repair (and in compliance with all Laws now or hereafter adopted) and condition (which condition shall be neat, clean and sanitary), normal wear and tear excepted, and shall make all necessary non-structural repairs thereto and any repairs and replacements to non-Building standard mechanical, HVAC, electrical and plumbing systems or components in or serving the Premises. Tenant's obligations hereunder shall include, but not be limited to, Tenant's trade fixtures and equipment, interior partitions, security systems, signs, interior decorations, floor-coverings, wall-coverings, entry and interior doors, interior glass, any custom light fixtures installed by or for Tenant, keys and locks, electronic, phone and data cabling, and alterations to the Premises whether installed by Tenant or Landlord. Landlord may make any repairs which are not promptly made by Tenant after Tenant's receipt of written notice and the reasonable opportunity of Tenant to make said repair within five (5) business days from receipt of said written notice, and charge Tenant for the cost thereof, which cost shall be paid by Tenant within ten (10) days from invoice from Landlord. Tenant

waives all rights to make repairs at the expense of Landlord, or to deduct the cost thereof from Rent.

B. Landlord's Obligations. Landlord shall maintain (i) the foundations, roof, perimeter walls and exterior windows and all structural aspects of the Building, and (ii) all nonstructural aspects of the Building which relate to the Common Areas or to more than one tenant's premises, or which no tenant of the Building is required to maintain and repair, including all systems and facilities necessary for the operation of the Building and the provision of services and utilities as required herein (except to the extent that any of the foregoing items are installed by or on behalf of, or are the property of, Tenant). Landlord shall, as soon as is commercially reasonable, also make all necessary structural repairs to the Building and any necessary repairs to the Building standard mechanical, HVAC, electrical, and plumbing systems in or servicing the Premises (the cost of which shall be included in Operating Expenses under Article 4), excluding repairs required to be made by Tenant pursuant to this Article. Landlord shall have no responsibility to make any repairs unless and until Landlord receives written notice of the need for such repair or otherwise becomes aware. Landlord shall not be liable for any failure to make repairs or to perform any maintenance unless such failure shall persist for an unreasonable period of time after written notice of the need for such repairs or maintenance is received by Landlord from Tenant or after Landlord otherwise becomes aware. Landlord shall make every reasonable effort to perform all such repairs or maintenance in such a manner (in its judgment) so as to cause minimum interference with Tenant and the Premises but Landlord shall not be liable to Tenant for any interruption or loss of business pertaining to such activities. Landlord shall have the right to require that any damage caused by the willful misconduct of Tenant or any of Tenant's agents, contractors, employees, invitees or customers, be paid for and performed by the Tenant (without limiting Landlord's other remedies herein).

C. General Obligations. Alterations to the Premises required from time to time to comply with applicable laws, requirements of any board of property insurance underwriters or similar entity, or reasonable requirements of Landlord's or Tenant's insurers shall be made by the party to this Lease responsible for maintaining and repairing the applicable aspect of the Premises hereunder. Landlord warrants to Tenant that, as of the Commencement Date, all aspects of the Premises comprising Landlord's Work, if any, shall comply with all applicable laws, with the requirements of Landlord's insurers, and with the requirements of all boards of property insurance underwriters and similar entities.

D. Signs and Obstructions. Tenant shall not obstruct or permit the obstruction of light, halls, Common Areas, roofs, parapets, stairways or entrances to the Building or the Premises and will not affix, paint, erect or inscribe any sign, projection, awning, signal or advertisement of any kind to any part of the Building or the Premises, including the inside or outside of the windows or doors, unless the design meets the building standard and without the written consent of Landlord. If such work is done by Tenant through any person, firm or corporation not approved by Landlord, or without the express written consent of Landlord, Landlord shall have the right to remove such signs, projections, awnings, signals or advertisements without being liable to the Tenant by reason thereof and to charge the cost of such removal to Tenant as Additional Rent, payable within ten (10) business days of Landlord's demand therefor. Tenant shall be entitled to Building standard directory signage at Landlord's expense.

E. Outside Services. Tenant shall not permit, except by Landlord or a person or company reasonably satisfactory to and approved by Landlord: (i) the extermination of vermin in, on or about the Premises; (ii) the servicing of heating, ventilating and air conditioning equipment, excluding Tenant's Supplemental HVAC, which shall be Tenant's responsibility to maintain; (iii) the collection of rubbish and trash other

than in compliance with local government health requirements and in accordance with the rules and regulations established by Landlord, which shall minimally provide that Tenant's rubbish and trash shall be kept in containers located so as not to be visible to members of the public and in a sanitary and neat condition; or (iv) window cleaning, janitorial services or similar work in or about the Premises.

F. Condition of Premises. Except as otherwise provided herein to the contrary, Tenant hereby agrees that the Premises shall be taken "as is", "with all faults", "without any representations or warranties", and Tenant hereby acknowledges and agrees that it has investigated and inspected the condition of the Premises and the suitability of same for Tenant's purposes, and Tenant does hereby waive and disclaim any objection to, cause of action based upon, or claim that its obligations hereunder should be reduced or limited because of the condition of the Premises or the Building or the suitability of same for Tenant's purposes. Tenant acknowledges that neither Landlord nor any agent nor any employee of Landlord has made any representation or warranty with respect to the Premises or the Building or with respect to the suitability of either for the conduct of Tenant's business and Tenant expressly represents and warrants that Tenant has relied solely on its own investigation and inspection of the Premises and the Building in its decision to enter into this Lease and let the Premises in an "As Is" condition. The Premises shall be initially improved as provided in, and subject to, the Work Letter attached hereto as Exhibit B and made a part hereof. The existing leasehold improvements in the Premises as of the date of this Lease, together with the Tenant Improvements (as defined in the Work Letter) may be collectively referred to herein as the "Tenant Improvements." The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and the Building were at such time in satisfactory condition, subject to latent defects and the completion of any punchlist items identified by Landlord or Tenant in writing within thirty (30) days following delivery of the Premises.

Landlord reserves the right from time to time: (i) to install, use, maintain, repair, replace and relocate for service to the Premises and/or other parts of the Building pipes, ducts, conduits, wires, appurtenant fixtures, and mechanical systems, wherever located in the Premises or the Building, (ii) to alter, close or relocate any facility in the Premises or the Common Areas or otherwise conduct any of the above activities for the purpose of complying with a general plan for fire/life safety for the Building or otherwise and (iii) to comply with any federal, state or local law, rule or order with respect thereto or the regulation thereof not currently in effect. Landlord shall attempt to perform any such work with the least inconvenience to Tenant as possible, but, except as otherwise expressly provided herein, in no event shall Tenant be permitted to withhold or reduce Rent or other charges due hereunder as a result of same or otherwise make claim against Landlord for interruption or interference with Tenant's business and/or operations.

G. Shoring. If any excavation or construction is made adjacent to, upon or within the Building, or any part thereof, Tenant shall afford to any and all persons causing or authorized to cause such excavation or construction license to enter upon the Premises for the purpose of doing such work as such persons shall deem necessary to preserve the Building or any portion thereof from injury or damage and to support the same by proper foundations, braces and supports, without any claim for damages or indemnity or abatement of the Rent, or of a constructive or actual eviction of Tenant.

ARTICLE 13.

INSPECTION OF PREMISES

Tenant shall permit the Landlord, its managing agent, and its authorized representatives, upon reasonable prior notice, to enter the Premises to show the Premises during Normal Business Hours of the Building and at other reasonable times, in the case of an emergency or to inspect the Premises, to clean the Premises, to serve or post notices as provided by law or which Landlord deems necessary for the protection of Landlord or Landlord's property, and to make such repairs, improvements, alterations or additions in the Premises or in the Building of which they are a part as Landlord may deem necessary or appropriate. If Tenant shall not be personally present to open and permit an entry into the Premises at any time when such an entry is necessary or permitted hereunder, Landlord may enter by means of a master key or may enter forcibly, only in the case of an emergency, without liability to Tenant and without affecting this Lease.

ARTICLE 14.

SURRENDER OF PREMISES

Upon the expiration of the Term, or sooner termination of the Lease, Tenant shall quit and surrender to Landlord the Premises, broom clean, in good order and condition, normal wear and tear and damage by fire and other casualty which are Landlord's obligation excepted. All Tenant Improvements and other fixtures, such as installed light fixtures and HVAC equipment, wall coverings, carpeting and drapes, in or serving the Premises, whether installed by Tenant or Landlord, shall be Landlord's property and shall remain, all without compensation, allowance or credit to Tenant. Any property not removed shall be deemed to have been abandoned by Tenant and may be retained or disposed of by Landlord at Tenant's expense free of any and all claims of Tenant, as Landlord shall desire. All property not removed from the Premises by Tenant may be handled or stored by Landlord at Tenant's expense and Landlord shall not be liable for the value, preservation or safekeeping thereof. At Landlord's option all or part of such property may be conclusively deemed to have been conveyed by Tenant to Landlord as if by bill of sale without payment by Landlord. The Tenant hereby waives, to the maximum extent allowable, the benefit of all laws now or hereafter in force in this state or elsewhere exempting property from liability for rent or for debt. Failure of Tenant to remove cabling or other telecommunications equipment, or trade fixtures which Tenant is required to remove under this Lease shall constitute a failure to vacate.

ARTICLE 15.

HOLDING OVER

Should Tenant, without Landlord's written consent, hold over after termination of this Lease, Tenant shall become a tenant at sufferance and any such holding over shall not constitute an extension of this Lease. Tenant shall pay Landlord, monthly and in advance, 150% of the annual Rent that was payable immediately preceding the hold-over period, prorated on a per diem basis, for each day Tenant shall retain possession of the Premises or any part thereof after expiration or earlier termination of this Lease, together with all damages sustained by Landlord on account thereof and all other payments required to be made by Tenant hereunder. The foregoing provisions shall not serve as permission for Tenant to hold-over, nor serve to extend the Term (although Tenant shall remain bound to comply with all provisions of this Lease until Tenant vacates the Premises) and Landlord shall have the right at any time thereafter to enter and possess the Premises and remove all

property and persons therefrom or to require Tenant to surrender possession of the Premises as provided in this Lease upon the expiration or earlier termination of the Term. If Tenant fails to surrender the Premises upon the expiration or termination of this Lease, Tenant agrees to indemnify, defend and hold harmless Landlord from all costs, loss, expense or liability, including without limitation, claims made by any succeeding tenant. No acceptance by Landlord of any Rent during or for any period following the expiration or termination of the Lease shall operate or be construed as an extension or renewal of the Lease. Should Tenant remain in the Premises on a month-to-month basis with Landlord's prior and express written approval, such month-to-month tenancy may be cancelled by either party with thirty (30) days' prior written notice or such lesser time period as may be permitted by law.

ARTICLE 16.

SUBLETTING AND ASSIGNMENT

A. Tenant shall not assign its interests hereunder, sublease all or any portion of the Premises (for purposes of this Lease, a license shall be deemed to be a sublease), , transfer any rights in more than fifty percent (50%) of the ownership of Tenant, or allow any other person to use or occupy any portion of the Premises (each event may be hereinafter referred to as a "Transfer"), without the prior written consent of Landlord, which shall not be unreasonably withheld or delayed, except that Landlord shall not, under any circumstances, be obligated to consent to any assignment or subletting by Tenant (i) to any other tenant of the Building, (ii) by operation of law, or (iii) to any person who fails to meet any of the other reasonable criteria of Landlord that Tenant was required to meet prior to the execution of this Lease.

B. In the event that Tenant desires to assign or sublet the Premises, Tenant shall provide Landlord with financial statements for the proposed transferee, a fully executed copy of the proposed assignment, sublease or other Transfer documentation and such other information as Landlord may reasonably request. Within 15 Business Days after receipt of the required information and documentation, Landlord shall either: (i) consent to the Transfer by execution of a consent agreement in a form designated by Landlord; (ii) refuse to consent to the Transfer in writing and provide reason(s) for refusal; or (iii) recapture the portion of the Premises that Tenant is proposing to Transfer. If Landlord exercises its right to recapture, this Lease shall automatically be amended (or terminated if the entire Premises is being assigned or sublet) to delete the applicable portion of the Premises effective on the proposed effective date of the Transfer, although Landlord may require Tenant to execute a reasonable amendment or other document reflecting such reduction or termination. Tenant shall pay Landlord a review fee of $1,000.00 for Landlord's review of any requested Transfer.

C. In the event that Tenant assigns or sublets the Premises, then any rights of Tenant to renew, extend, or expand the terms of this Lease shall automatically terminate and be of no further force or effect.

ARTICLE 17.

SUBORDINATION, NON-DISTURBANCE, ATTORNMENT AND MORTGAGEE PROTECTION

This Lease is subject and subordinate to all Mortgages now or hereafter placed upon the Building, and all other encumbrances and matters of public record applicable to the Building, including without limitation, any reciprocal easement or operating agreements, ground or underlying leases, covenants, conditions and restrictions and Tenant shall not act

or permit the Premises to be operated in violation thereof. Landlord shall have the right to cause this Lease to be and become and remain subject and subordinate to any and all ground or underlying leases or Mortgages which may hereafter be executed covering the Premises, the Building or any renewals, modifications, consolidations, replacements or extensions thereof, for the full amount of all advances made or to be made thereunder and without regard to the time or character of such advances, together with interest thereon and subject to all the terms and provisions thereof. Tenant agrees, within ten (10) days after Landlord's written request therefor, to execute a writing memorializing such subordination. To the extent not expressly prohibited by Law, Tenant waives the provisions of any Law now or hereafter adopted which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease or Tenant's obligations hereunder if such foreclosure or power of sale proceedings are initiated, prosecuted or completed.

ARTICLE 18.

ESTOPPEL CERTIFICATE

Tenant shall from time to time, upon written request by Landlord, execute, acknowledge and deliver to the Landlord (or a party designated by Landlord), within ten (10) business days after receipt of such request, a statement in writing certifying, without limitation: (i) that this Lease is unmodified and in full force and effect (or if there have been modifications, identifying such modifications and certifying that the Lease, as modified, is in full force and effect); (ii) the dates to which Rent and any other charges have been paid; (iii) that the Landlord is not in default under any provision of this Lease (or if the Landlord is in default, specifying each such default) and that no events or conditions exist which, with the passage of time or notice or both, would constitute a default on the part of Landlord hereunder; (iv) the address to which notices to the Tenant shall be sent; (v) the amount of Tenant's security deposit; it being understood that any such statement so delivered may be relied upon in connection with any lease, mortgage or transfer and (vi) such other factual matters as the Landlord (or its designee) may reasonably request.

ARTICLE 19.

DEFAULTS

A. Tenant Defaults: The occurrence of any of the following shall constitute a "default" by Tenant hereunder:

(a) Tenant fails to pay when due any installment or other payment of Rent or any other amount owing to Landlord; or

(b) Tenant fails to keep in effect any insurance required to be maintained hereunder, and such failure continues for thirty (30) days after notice thereof given by or on behalf of Landlord; or

(c) Tenant or any guarantor hereunder becomes insolvent, makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy or an involuntary petition in bankruptcy is filed against Tenant which petition is not dismissed within sixty (60) days of its filing; or

(d) Tenant fails to cause to be released any mechanic's liens filed against the Premises or the Building within twenty (20) days after the date the same shall have been filed or recorded; or

(e) Tenant fails to observe or perform according to the provisions of Article 17 or 18 within the time periods specified in such Articles; or

(f) A receiver is appointed for Tenant's business or assets and the appointment of such receiver is not vacated within sixty (60) days after such appointment; or

(g) Tenant fails to perform or observe any of the other covenants, conditions or agreements contained herein on Tenant's part to be kept or performed or breaches a representation made hereunder, and such failure shall continue for thirty (30) days after notice thereof is given by or on behalf of Landlord, or if such default is curable but cure cannot reasonably be effected within such thirty (30) day period, such default shall not be a default hereunder so long as Tenant promptly commences cure within ten (10) days and thereafter diligently prosecutes such cure to completion; or

(h) Except for transfers under Article 16, if the interest of Tenant or any guarantor hereunder shall be offered for sale or sold under execution or other legal process if Tenant makes any transfer, assignment, conveyance, sale, pledge, disposition of all or a substantial portion of Tenant's property; or

All notices required to be given under this paragraph shall be in lieu of, and not in addition to any notice requirements imposed by law, statute, ordinance, governmental regulation or requirement of the United States, the State in which the Building is located or any local government authority or agency or any political subdivision thereof, now or hereafter in effect.

If Tenant or any guarantor hereunder files a voluntary petition pursuant to the United States Bankruptcy Reform Act of 2005, as the same may be from time to time be amended (the "Bankruptcy Code"), or take the benefit of any insolvency act or be dissolved, or if an involuntary petition or proceeding for dissolution or liquidation is filed against Tenant pursuant to the Bankruptcy Code and said petition is not dismissed within sixty (60) days after such filing, or if a proceeding for the appointment of a trustee or a receiver is commenced for Tenant's business or all or a portion of its assets and the appointment of such receiver is not vacated within sixty (60) days after such appointment, or if it shall make an assignment for the benefit of its creditors, then Landlord shall have all of the rights provided for in the event of nonpayment of the Rent. Tenant hereby stipulates to the lifting of the automatic stay in effect and relief from such stay in the event Tenant files a petition under the Bankruptcy Code, for the purpose of Landlord pursuing its rights and remedies against Tenant and/or a guarantor under this Lease.

If any alleged default on the part of the Landlord hereunder occurs, Tenant shall give written notice to Landlord in the manner herein set forth and shall afford Landlord a reasonable opportunity to cure any such default. In addition, Tenant shall send notice of such default by certified or registered mail, postage prepaid, to the holder of any Mortgage whose address Tenant has been provided in writing, and shall afford such Mortgage holder a

reasonable opportunity to cure any alleged default on Landlord's behalf. In no event will Landlord be responsible for any damages incurred by Tenant, including but not limited to, lost profits or interruption of business as a result of any alleged default by Landlord hereunder.

ARTICLE 20.

REMEDIES

A. Landlord Remedies. The remedies provided Landlord under this Lease are cumulative. Upon the occurrence of any default by Tenant, and in addition to any and all other rights provided a landlord under law or equity for breach of a lease or tenancy by a tenant, Landlord shall have the right to pursue one or more of the following remedies:

(a) Landlord may serve notice on Tenant that the Term and the estate hereby vested in Tenant and any and all other rights of Tenant hereunder shall cease on the date specified in such notice and on the specified date this Lease shall cease and expire as fully and with the effect as if the Term had expired for passage of time.

(b) Without terminating this Lease in case of a default or if this Lease shall be terminated for default as provided herein, Landlord may re-enter the Premises, remove Tenant, or cause Tenant to be removed from the Premises in such manner as Landlord may deem advisable, with or without legal process, and using such reasonable force as may be necessary. In the event of re-entry without terminating this Lease, Tenant shall continue to be liable for all Rents and other charges accruing or coming due under this Lease which Rent shall automatically accelerate and become immediately due and payable.

(c) If Landlord, without terminating this Lease, shall re-enter the Premises or if this Lease shall be terminated as provided in paragraph (a) above:

(i) All Rent due from Tenant to Landlord shall thereupon become due and shall be paid up to the time of re-entry, dispossession or expiration, together with reasonable costs and expenses (including, without limitation, attorneys' fees) of Landlord and without benefit of valuation and appraisement laws which Tenant hereby waives;

(ii) Landlord, without any obligation to do so, may relet the Premises or any part thereof for a term or terms which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the Term and may grant such concessions in reletting as Landlord, in the exercise of its reasonable business judgment, deems desirable. In connection with such reletting, Tenant shall be liable for all costs of the reletting including, without limitation, rent concessions, leasing commissions, legal fees and alteration and remodeling costs; and

(iii) If Landlord shall have terminated this Lease, Tenant shall also be liable to Landlord for all damages provided for at law and under this Lease resulting from Tenant's breach, including, without limitation, the difference between the aggregate Rents reserved under the terms of this Lease for the balance of the Term together with all other sums payable hereunder as Rent for the balance of the Term discounted to present value at the rate of eight percent (8%) per annum, less the fair rental value of the Premises for that period, similarly discounted, determined as of the date of

such termination. For purposes of this paragraph, Tenant shall be deemed to include any guarantor or surety of the Lease.

(d) Landlord may continue this Lease in effect after Tenant's breach and abandonment and recover Rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations (and with the understanding that Landlord is under no obligation to relet the Premises under any condition so long as there is comparable space available in the Building for lease).

(e) Whether or not Landlord terminates this Lease, Landlord shall have the right, as Landlord chooses in its absolute discretion, (i) to terminate any or all subleases, licenses, concessions and other agreements entered into by Tenant in connection with its occupancy of the Premises and/or (ii) to maintain any or all such agreements in effect and succeed to Tenant's interests in connection therewith (in which event Tenant shall cease to have any interest in any such agreement).

(f) Attorneys' Fees. (i) In any action to enforce the terms of this Lease, including any suit by Landlord for the recovery of Rent or possession of the Premises, the losing party shall reimburse the successful party reasonable attorneys' fees incurred in such suit and such attorneys' fees shall be deemed to have accrued prior to the commencement of such action and shall be paid whether or not such action is prosecuted to judgment. (ii) Should Landlord, without fault on Landlord's part, be made a party to any litigation instituted by Tenant or by any third party against Tenant, or by or against any person holding under or using the Premises by license of Tenant, or for the foreclosure of any lien for labor or material furnished to or for Tenant or any such other person or otherwise arising out of or resulting from any act or transaction of Tenant or of any such other person, Tenant covenants to save and hold Landlord harmless from and against any judgment rendered against Landlord or the Premises or any part thereof and from and against all costs and expenses, including reasonable attorneys' fees incurred by Landlord in connection with such litigation.

(g) In addition to the above, Landlord shall have any and all other rights provided a landlord at law or in equity, including, but not limited to, those remedies provided for by laws, statutes, ordinances, governmental regulations or requirements of the United States, the State in which the Building is located or any local government authority or agency or any political subdivision thereof, now or hereafter in effect, for breach of a lease or tenancy by a tenant.

(h) TENANT HEREBY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY CLAIM, ACTION PROCEEDING OR COUNTERCLAIM BY EITHER LANDLORD OR TENANT AGAINST THE OTHER OR ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, AND/OR TENANT'S USE OR OCCUPANCY OR THE PREMISES.

B. <u>Tenant Remedies</u>. Upon the occurrence of any default by Landlord, Tenant shall, except as otherwise expressly provided herein, have all rights and remedies provided hereunder and by law from time to time; provided, however, that Tenant shall in no event have the right to terminate this Lease except as expressly provided herein or as provided by law.

## ARTICLE 21.

## QUIET ENJOYMENT

Landlord covenants and agrees with Tenant that so long as Tenant pays Rent and observes and performs all the terms, covenants, and conditions of this Lease on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the Premises subject, nevertheless, to the terms and conditions of this Lease and the law, and Tenant's possession will not otherwise be disturbed by anyone claiming by, through, or under Landlord.

## ARTICLE 22.

## ACCORD AND SATISFACTION

No payment by Tenant or receipt by Landlord of an amount less than full payment of Rent then due and payable shall be deemed to be other than on account of Rent then due and payable, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy provided for in this Lease or available at law or in equity.

## ARTICLE 23.

## SECURITY DEPOSIT

To secure the full and faithful performance by Tenant of all of the covenants, conditions and agreements set forth in this Lease to be performed by it, including, without limitation, the foregoing such covenants, conditions and agreements in this Lease which become applicable upon its termination by re-entry or otherwise, Tenant shall, on or before the Effective Date, deposit with Landlord the sum shown in Article 1 as a "Security Deposit" on the understanding:

(a) that the Security Deposit or any portion thereof may be applied to the curing of any default that may exist, including but not limited to a breach for failure to pay Rent, without prejudice to any other remedy or remedies which Landlord may have on account thereof, and upon such application Tenant shall pay Landlord on demand the amount so applied which shall be added to the Security Deposit so the same will be restored to its original amount;

(b) that should the Premises be conveyed by Landlord, the Security Deposit or any balance thereof may be turned over to the Landlord's grantee, and if the Security Deposit is turned over to such grantee, Tenant hereby releases Landlord from any and all liability with respect to the Security Deposit and its application or return, and Tenant agrees to look solely to such grantee for such application or return;

(c) that Landlord may commingle the Security Deposit with other funds, shall not be required to keep the Security Deposit in trust, and shall not be obligated to pay Tenant any interest;

(d) that the Security Deposit shall not be considered an advance payment of Rent or a measure of damages for any default by Tenant, nor shall it be a bar or defense to any actions by Landlord against Tenant;

(e) [Intentionally Omitted]; and

(f) that if Tenant shall faithfully perform all of the covenants and agreements contained in this Lease on the part of the Tenant to be performed, and provided there exists at the expiration of the Term no uncured default by Tenant hereunder, the Security Deposit or any then remaining balance thereof, shall be returned to Tenant, without interest, within thirty (30) days after the expiration of the Term, provided that subsequent to the expiration of this Lease, Landlord may retain from the Security Deposit (i) an amount reasonably estimated by Landlord to cover potential Operating Expense reconciliation payments due with respect to the calendar year in which this Lease terminates or expires (such amount so retained shall not, in any event, exceed ten percent (10%) of estimated Operating Expense payments due from Tenant for such calendar year through the date of expiration or earlier termination of this Lease and any amounts so retained and not applied to such reconciliation shall be returned to Tenant within thirty (30) days after Landlord's delivery of the Statement for such calendar year), (ii) any and all amounts reasonably estimated by Landlord to cover the anticipated costs to be incurred by Landlord to remove any signage provided to Tenant under this Lease and to repair any damage caused by such removal (in which case any excess amount so retained by Landlord shall be returned to Tenant within thirty (30) days after such removal and repair), and (iii) any and all amounts permitted by law or this Article 23. Tenant hereby waives any and all provisions of law, now or hereafter in effect in the State in which the Building is located or any local government authority or agency or any political subdivision thereof, that limit the types of defaults for which a landlord may claim sums from a security deposit, it being agreed that Landlord, in addition, may claim those sums specified in this Article 23 above and/or those sums reasonably necessary to compensate Landlord for any other loss or damage, foreseeable or unforeseeable, caused by the acts or omissions of Tenant or any officer, employee, agent, contractor or invitee of Tenant. Tenant further covenants that it will not assign or encumber the money deposited herein as a Security Deposit and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

ARTICLE 24.

BROKERAGE COMMISSION

Landlord and Tenant represent and warrant to each other that neither has dealt with any broker, finder or agent except for the Broker(s) identified in Article 1. Tenant represents and warrants to Landlord that (except with respect to the Broker(s) identified in Article 1 and with whom Landlord has entered into a separate brokerage agreement) no broker, agent, commission salesperson, or other person has represented Tenant in the negotiations for and procurement of this Lease and of the Premises and that no commissions, fees, or compensation of any kind are due and payable in connection herewith to any broker, agent commission salesperson, or other person. Tenant agrees to indemnify and hold harmless Landlord, its agents, members, partners, representatives, officers, affiliates, shareholders, employees, successors and assigns from and against any and all loss, liabilities, claims, suits, or judgments (including, without limitation, reasonable attorneys' fees and court costs incurred in connection with any such claims, suits, or judgments, or in connection with the enforcement of this indemnity) for any fees, commissions, or compensation of any kind which arise out of or are in any way connected with any claimed agency relationship not referenced in Article 1.

## ARTICLE 25.

## FORCE MAJEURE

Landlord shall be excused for the period of any delay in the performance of any obligation hereunder when prevented from so doing by a cause or causes beyond its control, including all labor disputes, civil commotion, war, war-like operations, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or controls, fire or other casualty, inability to obtain any material, services or financing, or through acts of God. Tenant shall similarly be excused for delay in the performance of any obligation hereunder; provided:

(a) nothing contained in this paragraph or elsewhere in this Lease shall be deemed to excuse or permit any delay in the payment of Rent, or any delay in the cure of any default which may be cured by the payment of money; and

(b) no reliance by Tenant upon this Paragraph shall limit or restrict in any way Landlord's right of self-help as provided in this Lease.

## ARTICLE 26.

## PARKING

(a) Landlord hereby grants to Tenant the right, in common with others authorized by Landlord (unless exclusive use is specified in Paragraph 1.R. above), to use the parking facilities serving the Building, which is specifically allocated for the use of the Building and its occupants (the "Parking Facility") and to use no more than the number of spaces made available to Tenant as set forth in Paragraph 1.R. (the "Spaces") notwithstanding the number of Tenant's employees, customers or invitees.

(b) No deductions or allowances shall be made for days when Tenant or any of its employees does not utilize the Parking Facility or for Tenant utilizing less than all of the Spaces. Tenant shall not have the right to lease or otherwise use more than the number of unreserved Spaces set forth above.

(c) If Tenant adds additional office space to its Premises under this Lease due to the exercise of any options under this Lease or otherwise, then Tenant shall be entitled to additional unreserved parking spaces equal to 4.0 spaces for every 1,000 rentable square feet contained in such additional space. Such additional spaces shall be considered "Spaces" hereunder and shall be subject to the terms and provisions of this Article 26. Likewise, if Tenant reduces the size of its Premises under this Lease, then the number of Spaces available to Tenant hereunder shall be reduced at a ratio equal to 4.0 Spaces for every 1,000 rentable square feet contained in the portion of the Premises surrendered to Landlord.

(d) The Spaces will be free of charge to Tenant throughout the Term.

(e) Except for particular spaces and areas designated by Landlord for reserved parking, all parking in the Parking Facility shall be on an unreserved, first-come, first-served basis.

(f) Landlord shall not be responsible for money, jewelry, automobiles or other personal property lost in or stolen from the Parking Facility regardless of whether such loss or theft occurs when the Parking Facility is locked or otherwise secured. Except as

caused by the negligence or willful misconduct of Landlord and without limiting the terms of the preceding sentence, Landlord shall not be liable for any loss, injury or damage to persons using the Parking Facility or automobiles or other property therein, it being agreed that, to the fullest extent permitted by law, the use of the Spaces shall be at the sole risk of Tenant and its employees.

(g) Landlord shall have the right from time to time to designate the location of the Spaces and, in a non-discriminatory manner, to promulgate reasonable rules and regulations regarding the Parking Facility, the Spaces and the use thereof, including, but not limited to, rules and regulations controlling the flow of traffic to and from various parking areas, the angle and direction of parking and the like. Tenant shall comply with and cause its employees to comply with all such rules and regulations as well as all reasonable additions and amendments thereto.

(h) Tenant shall not store or permit its employees to store any automobiles in the Parking Facility without the prior written consent of Landlord. Except for emergency repairs, Tenant and its employees shall not perform any work on any automobiles while located in the Parking Facility or on the Property. If it is necessary for Tenant or its employees to leave an automobile in the Parking Facility overnight, Tenant shall provide Landlord with prior notice thereof designating the license plate number and model of such automobile.

(i) Landlord shall have the right to temporarily close the Parking Facility or certain areas therein in order to perform necessary repairs, maintenance and improvements to the Parking Facility.

(j) Tenant shall not assign or sublease any of the Spaces without the consent of Landlord. Landlord shall have the right to terminate this Parking Agreement with respect to any Spaces that Tenant desires to sublet or assign.

(k) Landlord may elect to provide parking cards or keys to control access to the Parking Facility. In such event, Landlord shall provide Tenant with one card or key for each Space that Tenant is leasing hereunder, provided that Landlord shall have the right to require Tenant or its employees to place a deposit on such access cards or keys and to pay a fee for any lost or damaged cards or keys. Any deposit shall be returned to Tenant within thirty (30) days of the expiration of the term. All visitor parking shall be free for the Lease Term.

## ARTICLE 27.

## HAZARDOUS MATERIALS

A. Definition of Hazardous Materials. The term "Hazardous Materials" for purposes hereof shall mean any chemical, substance, materials or waste or component thereof which is now or hereafter listed, defined or regulated as a hazardous or toxic chemical, substance, materials or waste or component thereof by any federal, state or local governing or regulatory body having jurisdiction, or which would trigger any employee or community "right-to-know" requirements adopted by any such body, or for which any such body has adopted any requirements for the preparation or distribution of a materials safety data sheet ("MSDS"). The term "Hazardous Material" includes, without limitation, any material, waste or substance which is (i) included within the definitions of "hazardous substances," "hazardous materials," "toxic substances" or "solid waste" in or pursuant to any environmental Law, or subject to regulation under any environmental Law, (ii) listed in the United States Department of Transportation Optional Hazardous Material Table, 49

C.F.R. § 172.101, as to date or hereafter amended, or in the United States Environmental Protection Agency List of Hazardous Substances and Reportable Quantities, 40 C.F.R. Part 302, as to date or hereafter amended, (iii) an explosive, radioactive, asbestos, polychlorinated biphenyl, oil or petroleum product, (iv) designated as a "Hazardous Substance" pursuant to Section 311 of the Federal Water Pollution Control Act (33 U.S.C. § 1317), (v) defined as a "Hazardous Waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq. (42 U.S.C. § 6903), (vi) defined as a "Hazardous Substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et seq. (42 U.S.C. § 9601), or (vii) any substance deemed to be a "Hazardous Material" by any present or future federal, state or local Law, statute, regulation ordinance, or any judicial or administrative order or judgment thereunder, because it effects the health, industrial hygiene or the environmental or ecological conditions on, under or about the Premises or the Building.

B. No Hazardous Materials. Tenant shall not transport, use, store, maintain, generate, manufacture, handle, dispose, release or discharge any Hazardous Materials. However, the foregoing provisions shall not prohibit the transportation to and from, and use, storage, maintenance and handling within the Premises of Hazardous Materials customarily used in the business or activity expressly permitted to be undertaken in the Premises under Article 6, provided: (a) such Hazardous Materials shall be used and maintained only in such quantities as are reasonably necessary for such permitted use of the Premises and the ordinary course of Tenant's business therein, strictly in accordance with applicable Law, highest prevailing standards, and the manufacturers' instructions therefor, (b) such Hazardous Materials shall not be disposed of, released or discharged in the Building, and shall be transported to and from the Premises in compliance with all applicable Laws, and as Landlord shall reasonably require, (c) if any applicable Law or Landlord's trash removal contractor requires that any such Hazardous Materials be disposed of separately from ordinary trash, Tenant shall make arrangements, at Tenant's expense, for such disposal directly with a qualified and licensed disposal company at a lawful disposal site (subject to scheduling and approval by Landlord), and (d) any remaining such Hazardous Materials shall be completely, properly and lawfully removed from the Building upon expiration or earlier termination of this Lease. Any clean up, remediation and removal work shall be subject to Landlord's prior written approval (except in emergencies), and shall include, without limitation, any testing, investigation, and the preparation and implementation of any remedial action plan required by any governmental body having jurisdiction or reasonably required by Landlord. If Landlord or any Lender or governmental body arranges for any tests or studies showing that this Article 27 has been violated by Tenant, Tenant shall pay for the costs of such tests.

C. Notices To Landlord. Tenant shall promptly notify Landlord of: (i) any enforcement, cleanup or other regulatory action taken or threatened by any governmental or regulatory authority with respect to the presence of any Hazardous Materials on the Premises or the migration thereof from or to other property, (ii) any demands or claims made or threatened by any party relating to any loss or injury resulting from any Hazardous Materials on the Premises, (iii) any release, discharge or non-routine, improper or unlawful disposal or transportation of any Hazardous Materials on or from the Premises or in violation of this Article 27, and (iv) any matters where Tenant is required by Law to give a notice to any governmental or regulatory authority respecting any Hazardous Materials on the Premises. Landlord shall have the right (but not the obligation) to join and participate, as a party, in any legal proceedings or actions affecting the Premises initiated in connection with any environmental, health or safety Law. At such times as Landlord may reasonably request, Tenant shall provide Landlord with a written list, certified to be true and complete, identifying any Hazardous Materials then used, stored, or maintained upon the Premises,

the use and approximate quantity of each such materials, a copy of any MSDS issued by the manufacturer therefor, and such other information as Landlord may reasonably require or as may be required by Law.

D. Environmental Audit. During the last six (6) months of the Term, Landlord may, at its expense except as provided in paragraph E hereof, have an environmental audit of the Premises conducted by an independent environmental expert selected by Landlord. If such audit discloses the presence of any Hazardous Materials or the violation of any Law for which Tenant is responsible under this Article 27, Tenant shall promptly take action as may be required by this Paragraph.

E. Indemnification. If any Hazardous Materials are released, discharged or disposed of by Tenant or any other occupant of the Premises, or their employees, agents, invitees or contractors, on or about the Building in violation of the foregoing provisions, Tenant shall immediately, properly and in compliance with applicable Laws clean up, remediate and remove the Hazardous Materials from the Building and any other affected property and clean or replace any affected personal property (whether or not owned by Landlord), at Tenant's expense (without limiting Landlord's other remedies therefor). Tenant shall further be required to indemnify, hold harmless and defend (by counsel reasonably acceptable to Landlord) Landlord, Landlord's directors, officers, partners, employees, attorneys, agents, successors and assigns from and against any and all claims, demands, liabilities, losses, damages, penalties, forfeitures, judgments or expenses (including attorneys' fees) or death or injury to any person or damage to any property whatsoever, arising directly or indirectly arising out of or attributable to: (i) a violation of the provisions of this Article 27 by Tenant, Tenant's occupants, employees, contractors or agents; (ii) the presence in, on, under or about the Premises or discharge in or from the Premises of any Hazardous Materials placed in, under or about the Premises by Tenant or at Tenant's direction, excluding any tenant improvement work done by Landlord; (iii) Tenant's use, analysis, storage, transportation, disposal, release, threatened release, discharge or generation of Hazardous Materials to, in, on, under, about or from the Premises; or (iv) Tenant's failure to comply with any Hazardous Materials Law applicable hereunder to Tenant. Any clean up, remediation and removal work shall be subject to Landlord's prior written approval (except in emergencies), and shall include, without limitation, any testing, investigation, and the preparation and implementation of any remedial action plan required by any governmental body having jurisdiction or reasonably required by Landlord. If Landlord or any Lender or governmental body arranges for any tests or studies showing that this Article 27 has been violated, Tenant shall pay for the costs of such tests. The provisions of this Article 27 shall survive the expiration or earlier termination of this Lease.

Landlord will indemnify, defend (by counsel reasonably acceptable to Tenant), protect, and hold Tenant and each of Tenant's employees, agents, attorneys, successors and assigns, free and harmless from and against any and all claims, liabilities, penalties, forfeitures, losses or expenses (including attorney's fees) or death of or injury to any person or damage to any property whatsoever, arising from or caused in whole or in part, directly or indirectly, by:

(i) the presence in, on, under or about the Premises or the Building or discharge in or from the Premises or the Building of any Hazardous Materials placed, in, on, under or about the Premises or the Building by Landlord or at Landlord's direction; or

(ii) Landlord's use, analysis, storage, transportation, disposal, release, threatened release, discharge or generation of Hazardous Materials to, in, on, under, about or from the Premises or the Building; or

(iii) Landlord's failure to comply with any Hazardous Materials Law.

The obligations of each party pursuant to this Paragraph 27.E. include, without limitation, and whether foreseeable or unforeseeable, all costs of any required or necessary repair, cleanup or detoxification or decontamination of the Premises or the Building, and the preparation and implementation of any closure, remedial action or other required plans in connection therewith, and survives the expiration or earlier termination of the term of the Lease.

ARTICLE 28.

ADDITIONAL RIGHTS RESERVED BY LANDLORD

In addition to any other rights provided for herein, Landlord reserves the following rights, exercisable without liability to Tenant for damage or injury to property, person or business and without effecting an eviction, constructive or actual, or disturbance of Tenant's use or possession or giving rise to any claim:

(a) To name the Building and to change the name or street address of the Building; provided, however, Landlord shall reimburse Tenant up to $2,500.00 for the replacement of existing stationary, letterhead, and the like actually incurred by Tenant as a result of a voluntary decision by Landlord to change the name and/or street address of the Building;

(b) To install and maintain all signs on the exterior and interior of the Building;

(c) To designate all sources furnishing sign painting or lettering for use in the Building;

(d) [Intentionally Omitted];

(e) To have pass keys to the Premises and all doors therein, excluding Tenant's vaults and safes;

(f) On reasonable prior notice to Tenant, to exhibit the Premises to any prospective purchaser, Lender, mortgagee, or assignee of any mortgage on the Building and to others having an interest therein at any time during the Term, and to prospective tenants during the last six (6) months of the Term;

(g) To take any and all measures, including entering the Premises, with reasonable advance notice (except in the case of emergencies) for the purpose of making inspections, repairs, alterations, additions and improvements to the Premises or to the Building (including for the purpose of checking, calibrating, adjusting and balancing controls and other parts of the Building Systems), as may be necessary or desirable for the operation, improvement, safety, protection or preservation of the Premises or the Building, or in order to comply with all Laws, orders and requirements of governmental or other authority, or as may otherwise be permitted or required by this Lease; provided, however, that during the progress of any work on the Premises or at the Building, Landlord will use commercially reasonable efforts not to inconvenience Tenant, but shall not be liable for inconvenience, annoyance, disturbance, loss of business, or other damage to Tenant by reason of performing any work or by bringing or storing materials, supplies, tools or equipment in the Building or Premises during the performance of any work, and the

obligations of Tenant under this Lease shall not thereby be affected in any manner whatsoever;

(h) To modify, reduce or discontinue services (other than those services described in Article 7 hereof) provided within the Building;

(i) To relocate various facilities within the Building and on the Property if Landlord shall determine such relocation to be in the best interest of the development of the Building and such property, provided that such relocation shall not materially restrict access to the Premises; and

(j) To install vending machines of all kinds in the Building and to receive all of the revenue derived therefrom, provided, however, that no vending machines shall be installed by Landlord in the Premises unless Tenant so requests.

ARTICLE 29.

DEFINED TERMS

A. "Building" shall refer to the Building named in Article 1 of which the Premises are a part (including all modifications, additions and alterations made to the Building during the term of this Lease) and the real property on which the same is located.

B. "Common Areas" shall mean and include all areas, facilities, equipment, directories and signs of the Building (exclusive of the Premises and areas leased to other Tenants) made available and designated by Landlord for the common and joint use and benefit of Landlord, Tenant and other tenants and occupants of the Building including, but not limited to, lobbies, public washrooms, hallways, sidewalks, parking areas, landscaped areas and service entrances but shall not include shafts and raceways, or mechanical, electrical, or telephone rooms. Common Areas may further include such areas in adjoining properties under reciprocal easement agreements, operating agreements or other such agreements now or hereafter in effect and which are available to Landlord, Tenant and Tenant's employees and invitees. Landlord reserves the right in its sole discretion and from time to time, to construct, maintain, operate, repair, close, limit, take out of service, alter, change, and modify all or any part of the Common Areas.

C. "Default Rate" shall mean twelve percent (12%) per annum, or the highest rate permitted by applicable law, whichever shall be less. If the application of the Default Rate causes any provision of this Lease to be usurious or unenforceable, the Default Rate shall automatically be reduced to the highest rate allowed by law so as to prevent such result.

D. "Hazardous Materials" shall have the meaning set forth in Article 27.

E. "Landlord" and "Tenant" shall be applicable to one or more parties as the case may be, and the singular shall include the plural, and the neuter shall include the masculine and feminine; and if there is more than one (1), the obligations thereof shall be joint and several. For purposes of any provisions indemnifying or limiting the liability of Landlord, the term "Landlord" shall include Landlord's present and future partners, beneficiaries, trustees, officers, directors, employees, shareholders, principals, agents, affiliates, successors and assigns.

F. "Law" or "Laws" shall mean all federal, state, county and local governmental and municipal laws, statutes, ordinances, rules, regulations, codes, decrees,

orders and other such requirements, applicable equitable remedies and decisions by courts in cases where such decisions are binding precedents in the state in which the Building is located, and decisions of federal courts applying the Laws of such state.

G. "Lease" shall mean this lease executed between Tenant and Landlord, including any extensions, amendments or modifications and any Exhibits attached hereto.

H. "Lease Year" shall mean each consecutive twelve (12) month period thereof during the Term, with the first Lease Year commencing on the Commencement Date; however, (a) if the Commencement Date falls on a day other than the first day of a calendar month, the first Lease Year shall end on the last day of the twelfth (12th) full calendar month after the Commencement Date and the second (2nd) and each succeeding Lease Year shall commence on the first day of the next calendar month, and (b) the last Lease Year shall end on the Expiration Date.

I. "Lender" shall mean the holder of a Mortgage at the time in question, and where such Mortgage is a ground lease, such term shall refer to the ground lessee.

J. "Mortgage" shall mean all security deeds, mortgages, deeds of trust, ground leases and other such encumbrances now or hereafter placed upon the Building or any part thereof with the written consent of Landlord, and all renewals, modifications, consolidations, replacements or extensions thereof, and all indebtedness now or hereafter secured thereby and all interest thereon.

K. "Operating Expenses" shall mean all operating expenses of any kind or nature which are necessary, ordinary or customarily incurred in connection with the operation, maintenance, ownership or repair of the Building, the Property, or both, as determined by Landlord.

Operating Expenses shall include, but not be limited to:

1.1 costs of supplies, including, but not limited to, the cost of relamping all Building standard lighting as the same may be required from time to time;

1.2 costs incurred in connection with obtaining and providing energy for the Building and the Property, including, but not limited to, costs of propane, butane, natural gas, steam, electricity, solar energy and fuel oils, coal or any other energy sources, including any taxes thereon;

1.3 costs of water and sanitary and storm drainage services;

1.4 costs of janitorial and security services;

1.5 costs of general maintenance and repairs, including costs under HVAC, the intrabuilding network cable and other mechanical maintenance contracts and maintenance, repairs and replacement of equipment and tools used in connection with operating the Building and the Property;

1.6 costs of maintenance and replacement of landscaping and any costs allocated to the Building (or the land on which it is located) pursuant to any reciprocal easement agreements, operating agreements, cost sharing agreements, or the like;

1.7 insurance premiums, including fire and all-risk coverage, together with loss of rent endorsements, the part of any claim required to be paid under the deductible

portion of any insurance policies carried by Landlord in connection with the Building (where Landlord is unable to obtain insurance without such deductible from a major insurance carrier at reasonable rates), public liability insurance and any other insurance carried by Landlord on the Building, and the Property, or any component parts thereof (all such insurance shall be in such amounts as may be required by any holder of a Mortgage or as Landlord may reasonably determine);

1.8 labor costs, including wages and other payments, costs to Landlord of worker's compensation and disability insurance, payroll taxes, employment taxes, general welfare benefits, pension payments, medical and surgical benefits, fringe benefits up to the level of Building manager, and all legal fees and other costs or expenses incurred in resolving any labor dispute;

1.9 professional building management fees required for management of the Building;

1.10 legal, accounting, inspection, and other consultation fees (including, without limitation, fees charged by consultants retained by Landlord for services that are designed to produce a reduction in Operating Expenses or to reasonably improve the operation, maintenance or state of repair of the Building, the Property, or both) incurred in the ordinary course of operating the Building and the Property or in connection with making the computations required hereunder or in any audit of operations of the Building;

1.11 the costs of capital improvements or structural repairs or replacements made in or to the Building in order to conform to changes, subsequent to the date of this Lease, in any applicable Laws, ordinances, rules, regulations or orders of any governmental or quasi-governmental authority having jurisdiction over the Building and the Property (herein "Required Capital Improvements") or the costs incurred by Landlord to install a new or replacement capital item for the purpose of reducing Operating Expenses (herein "Cost Savings Improvements"). The expenditures for Required Capital Improvements and Cost Savings Improvements shall be amortized over the useful life of such capital improvement or structural repair or replacement (as determined by Landlord). All costs so amortized shall bear interest on the amortized balance at the rate of twelve percent (12%) per annum or such higher rate as may have been paid by Landlord on funds borrowed for the purpose of constructing these capital improvements;

In making any computations contemplated hereby, Landlord shall also be permitted to make such adjustments and modifications to the provisions of this paragraph and Article 4 as shall be reasonable and necessary to achieve the intention of the parties hereto.

Excluded from Operating Expenses shall be the following: (aa) interest on and amortization of debts; (bb) brokerage commissions (whether for sale, leasing or financing), and advertising expenses for procuring new tenants of the Building or the Property; (cc) financing and refinancing costs; (dd) Taxes; (ee) leasehold improvements made exclusively for one or more particular tenant(s) of the Building (which do not benefit or are not made available to the Tenant); (ff) the cost of any item included in Operating Expenses under Paragraph 29.K. above to the extent that such cost is reimbursed by a warranty, guaranty, service contract, an insurance company, a condemnor, or a tenant (except as a reimbursement of Operating Expenses) or any other party, but if at the time Operating Expenses are determined for a particular year such reimbursement has not been made, such expenses may be included in Operating Expenses and an adjustment shall be made when and if such reimbursement is actually received; (gg) ground rent, or any other rent payments under any superior lease of the Building or the Property, (hh) expenses incurred

in the sale, transfer, or other disposition of any of the Building of the Property, or any interest therein, (ii) legal fees and court costs relating to acquisition, financing, refinancing and sale of the Building, or any interest therein, or related to disputes with other tenants or other occupants of the Building, or associated with the preparation, negotiation or enforcement of any leases, (jj) administrative salaries, benefits and other compensation of Landlord's or its agents' employees above the grade of Building manager, (kk) costs of additional or extra services furnished to other tenants for which Landlord is separately reimbursed, (ll) depreciation and amortization of Landlord's acquisition cost of the Building or the Property, (mm) the cost of any work performed or service provided to the extent the fees charged or other compensation received would result in a duplicative recovery by the Landlord, (mm) tax penalties incurred as a result of landlord's negligence, inability or unwillingness to make payments and/or to file any tax or informational returns when due (oo) the initial and subsequent construction cost of the Building, (pp) non-cash items, such as deductions for depreciation or obsolescence of the Building and building equipment, (ss) costs incurred by Landlord due to the violation by Landlord or any tenant of the terms and conditions of any lease of space in the Building or any law, code regulation, ordinance or the like, (tt) the defense of Landlord's title to the Building or Common Areas or any part thereof, or (uu) costs of remediation of hazardous substances from the Building.

L. "Rent" shall have the meaning specified therefor in Article 3.

M. "Tax" or "Taxes" shall mean:

1.1 all real property taxes and assessments levied against the Building or the Property by any governmental or quasi-governmental authority. The foregoing shall include all federal, state, county, or local governmental, special district, improvement district, municipal or other political subdivision taxes, fees, levies, assessments, charges or other impositions of every kind and nature, whether general, special, ordinary or extraordinary, respecting the Building, the Property, or both, including without limitation, real estate taxes, general and special assessments, interest on any special assessments paid in installments, transit taxes, water and sewer rents, taxes based upon the receipt of rent, personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, appurtenances, furniture and other personal property used in connection with the Building, the Property, or both which Landlord shall pay during any calendar year, any portion of which occurs during the Term (without regard to any different fiscal year used by such government or municipal authority except as provided below). Provided, however, any taxes which shall be levied on the rentals of the Building shall be determined as if the Building were Landlord's only property, and provided further that in no event shall the term "taxes or assessment," as used herein, include any net federal or state income taxes levied or assessed on Landlord, unless such taxes are a specific substitute for real property taxes. Such term shall, however, include gross taxes on rentals. Expenses incurred by Landlord for tax consultants and in contesting the amount or validity of any such taxes or assessments shall be included in such computations.

1.2 all "assessments", including so-called special assessments, license tax, business license fee, business license tax, levy, charge, penalty or tax imposed by any authority having the direct power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, water, drainage, or other improvement or special district thereof, against the Premises, the Building, or the Property or any legal or equitable interest of Landlord therein. For the purposes of this Lease, any special assessments shall be deemed payable in such number of installments as is permitted by law, whether or not actually so paid. All of the preceding clauses M (1.1 and 1.2) are collectively referred to as the "Tax" or "Taxes". The 2012 Tax Base does not include, and

neither the Building nor the Property is part of or subject to any tax incentive financing district and/or any development agreement with any governmental taxing authority.

All other capitalized terms shall have the definition set forth in the Lease.

ARTICLE 30.

MISCELLANEOUS PROVISIONS

A. RULES AND REGULATIONS.

Tenant shall comply with all of the rules and regulations promulgated by Landlord from time to time for the Building. A copy of the current rules and regulations is attached hereto as Exhibit D. Landlord shall not be liable to Tenant for violation of any such rules and regulations, or for the breach of any covenant or condition in any lease by any other tenant in the Building. Landlord agrees not to enforce the rules and regulations in a manner discriminatory to Tenant; provided, however that a waiver by Landlord of any rule or regulation for any other tenant shall not constitute nor be deemed a waiver of that rule or regulation for Tenant.

B. EXECUTION OF LEASE.

If Tenant is a corporation, partnership or limited liability company, Tenant shall, upon the Effective Date, deliver to Landlord a copy of its articles of corporation or organization (whichever is applicable), and does certify that each individual executing this Lease on behalf of said entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity in accordance with: (i) if Tenant is a corporation, a duly adopted resolution of the Board of Directors of said corporation or in accordance with the by-laws of said corporation, (ii) if Tenant is a partnership, the terms of the partnership agreement, and (iii) if Tenant is a limited liability company, the terms of its operating agreement, and that this Lease is binding upon said entity in accordance with its terms. Concurrently with Tenant's execution of this Lease, Tenant shall provide to Landlord a copy of: (i) if Tenant is a corporation, such resolution of the Board of Directors authorizing the execution of this Lease on behalf of such corporation, which copy of resolution shall be duly certified by the secretary or an assistant secretary of the corporation to be a true copy of a resolution duly adopted by the Board of Directors of said corporation and shall be in a form reasonably acceptable to Landlord, (ii) if Tenant is a partnership, a copy of the provisions of the partnership agreement granting the requisite authority to each individual executing this Lease on behalf of said partnership, and (iii) if Tenant is a limited liability company, a copy of the provisions of its operating agreement granting the requisite authority to each individual executing this Lease on behalf of said limited liability company. In the event Tenant fails to comply with the requirements set forth in this subparagraph (B), then each individual executing this Lease shall be personally liable for all of Tenant's obligations in this Lease.

C. NOTICES.

All notices under this Lease shall be in writing and will be deemed sufficiently given for all purposes when actually received or rejected if, to Tenant, by certified mail, return receipt requested or by overnight delivery service (with one acknowledged receipt), to Tenant at the address set forth below (or to such other address as Tenant shall notify Landlord in writing), and if to Landlord, by certified mail, return receipt requested or by overnight delivery service (with one acknowledged receipt), at the addresses set forth below, or at such other address from time to time established by Landlord.

Landlord: at address shown in Paragraph 1.F.

Tenant: 1500 W. Carson Street, Suite 100
Long Beach, CA 90810

with a copy to Tenant at the address set forth in Paragraph 1.B.

D. TRANSFERS.

The term "Landlord" appearing herein shall mean only the owner of the Building from time to time and, upon a sale or transfer of its interest in the Building, the then landlord and transferring party shall have no further obligations or liabilities for matters accruing after the date of transfer of that interest. Tenant, upon such sale or transfer, agrees to attorn to the transferee and shall look solely to the successor owner and transferee of the Building, as the lessor under this Lease, for performance of Landlord's obligations hereunder. Tenant shall, within five (5) business days after request, execute such further instruments or assurances as such transferee may reasonably deem necessary to evidence or confirm such attornment.

E. [INTENTIONALLY OMITTED].

F. TENANT FINANCIAL STATEMENTS.

Upon written request from Landlord, Tenant shall deliver to Landlord financial statements for its most recent accounting period. Landlord shall make such request no more than ~~twice~~ once during any Lease Year unless Tenant is in default (following notice and the expiraiton of any appliable cure period). All such financial statements shall be certified as true and correct by the responsible officer or partner of Tenant and if Tenant is then in default hereunder, the financial statements shall be certified by an independent certified public accountant.

G. RELATIONSHIP OF THE PARTIES.

Nothing contained in this Lease shall be construed by the parties hereto, or by any third party, as constituting the parties as principal and agent, partners or joint venturers, nor shall anything herein render either party (other than a guarantor) liable for the debts and obligations of any other party, it being understood and agreed that the only relationship between Landlord and Tenant is that of Landlord and Tenant.

H. ENTIRE AGREEMENT; MERGER; SEVERABILITY.

This Lease and any Exhibits or Addenda hereto, embody the entire agreement and understanding between the parties respecting the Lease and the Premises and supersedes all prior negotiations, agreements and understandings between the parties, all of which are merged herein. No provision of this Lease may be modified, waived or discharged except by an instrument in writing signed by the party against which enforcement of such modification, waiver or discharge is sought. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impact, impair or invalidate any other provision hereof and such other provisions shall remain in full force and effect.

I. NO REPRESENTATION BY LANDLORD.

Neither Landlord nor any agent of Landlord has made any representations, warranties, or promises with respect to the Premises or the Building except as expressly set forth herein.

J. LIMITATION OF LIABILITY.

Notwithstanding anything in this Lease to the contrary, any remedy of Tenant for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord hereunder or any claim, cause of action or obligation, contractual, statutory or otherwise by Tenant against Landlord concerning, arising out of or relating to any matter relating to this Lease and all of the covenants and conditions or any obligations, contractual, statutory, or otherwise set forth herein, shall be limited solely and exclusively to an amount which is equal to the interest of Landlord in and to the Building. Any judgments rendered against Landlord shall be satisfied solely out of proceeds of sale of Landlord's interest in the Building. No other property or assets of Landlord, or any member, officer, director, shareholder, partner, trustee, agent, servant or employee of Landlord (the "Representatives") shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, Landlord's obligations to Tenant, whether contractual, statutory or otherwise, the relationship of Landlord and Tenant hereunder, or Tenant's use or occupancy of the Building. Tenant further understands that any liability, duty or obligation of Landlord to Tenant, shall automatically cease and terminate as of the date that Landlord or any of Landlord's Representatives no longer have any right, title or interest in or to the Building. The provisions hereof shall inure to Landlord's successors and assigns including any Lender. The foregoing provisions are not intended to relieve Landlord from the performance of any of Landlord's obligations under this Lease, but only to limit the personal liability of Landlord in case of recovery of a judgment against Landlord; nor shall the foregoing be deemed to limit Tenant's rights to obtain injunctive relief or specific performance or other remedy which may be accorded Tenant by law or under this Lease. If Tenant claims or asserts that Landlord has violated or failed to perform a covenant under the Lease, Tenant's sole remedy shall be an action for specific performance, declaratory judgment or injunction and in no event shall Tenant be entitled to any money damages in any action or by way of set off, defense or counterclaim and Tenant hereby specifically waives the right to any money damages or other remedies for any such violation or failure.

K. MEMORANDUM OF LEASE.

Neither party, without the written consent of the other, will execute or record this Lease or any summary or memorandum of this Lease in any public recorder's office.

L. NO WAIVERS.

Failure of Landlord to insist upon strict compliance by Tenant of any condition or provision of this Lease shall not be deemed a waiver by Landlord of that condition. No waiver by Landlord of any provision of this Lease shall be deemed to be a waiver of any other provision hereof or of any subsequent breach by Tenant of the same or any other provision. No provision of this Lease may be waived by Landlord, except by an instrument in writing executed by Landlord. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act of Tenant, whether or not similar to the act so consented to or approved. No act or thing done by Landlord or Landlord's agents during the Term of this Lease shall be deemed an acceptance of a

surrender of the Premises, and no agreement to accept such surrender shall be valid unless in writing and signed by Landlord. Similarly, this Lease cannot be amended except by a writing signed by Landlord and Tenant. Any payment by Tenant or receipt by Landlord of an amount less than the total amount then due hereunder shall be deemed to be in partial payment only thereof and not a waiver of the balance due or an accord and satisfaction, notwithstanding any statement or endorsement to the contrary on any check or any other instrument delivered concurrently therewith or in reference thereto. Accordingly, Landlord may accept any such amount and negotiate any such check without prejudice to Landlord's right to recover all balances due and owing and to pursue its other rights against Tenant under this Lease, regardless of whether Landlord makes any notation on such instrument of payment or otherwise notifies Tenant that such acceptance or negotiation is without prejudice to Landlord's rights.

M. SUCCESSORS AND ASSIGNS.

The conditions, covenants and agreements contained herein shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

N. WAIVER OF JURY TRIAL; GOVERNING LAW.

**Landlord and Tenant hereby waive all right to trial by jury in any claim, action, proceeding or counterclaim by either Landlord or Tenant against each other or any matter arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, and/or Tenant's use or occupancy of the Premises.**

This Lease shall be governed by the law of the State of Georgia. No conflicts of law rules of any state or country (including, without limitation, the conflicts of law rules of the State of Georgia) shall be applied to result in the application of any substantive or procedural laws of any state or country other than the State of Georgia. All controversies, claims, actions or causes of action arising between the parties hereto and/or their respective successors and assigns, shall be brought, heard and adjudicated by the courts of the State of Georgia, with venue in the County of Fulton. Each of the parties hereto hereby consents to personal jurisdiction by the courts of the State of Georgia in connection with any such controversy, claim, action or cause of action, and each of the parties hereto consents to service of process by any means authorized by the law of the State of Georgia and consent to the enforcement of any judgment so obtained in the courts of the State of Georgia on the same terms and conditions as if such controversy, claim, action or cause of action had been originally heard and adjudicated to a final judgment in such courts. Each of the parties hereto further acknowledges that the laws and courts of the State of Georgia were freely and voluntarily chosen to govern this Lease and to adjudicate any claims or disputes hereunder.

O. EXHIBITS.

All Exhibits attached to this Lease are a part hereof and are incorporated herein by reference and all provisions of such Exhibits shall constitute agreements, promises and covenants of this Lease.

P. CAPTIONS.

The captions and headings used in this Lease are for convenience only and in no way define or limit the scope, interpretation or content of this Lease.

Q. COUNTERPARTS.

This Lease may be executed in one (1) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

R. TIME OF ESSENCE.

Each covenant herein is a condition and time is of the essence with respect to the performance of every provision of this Lease.

S. SURVIVAL OF OBLIGATIONS.

Any obligations of Tenant occurring prior to the expiration or earlier termination of this Lease shall survive such expiration or earlier termination.

T. CONFIDENTIALITY.

Tenant acknowledges that the content of this Lease and any related documents are confidential information. Tenant shall keep such confidential information strictly confidential and shall not disclose such confidential information to any person or entity other than Tenant's financial, legal and space planning consultants and any proposed subtenants or assignees.

U. **NO OPTION.**

**THE SUBMISSION OF THIS LEASE BY LANDLORD, ITS AGENT OR REPRESENTATIVE FOR EXAMINATION OR EXECUTION BY TENANT DOES NOT CONSTITUTE AN OPTION OR OFFER TO LEASE THE PREMISES UPON THE TERMS AND CONDITIONS CONTAINED HEREIN OR A RESERVATION OF THE PREMISES IN FAVOR OF TENANT, IT BEING INTENDED HEREBY THAT THIS LEASE SHALL ONLY BECOME EFFECTIVE UPON THE EXECUTION HEREOF BY LANDLORD AND DELIVERY OF A FULLY EXECUTED LEASE TO TENANT.**

V. USE OF BUILDING NAME; IMPROVEMENTS.

Tenant shall not be allowed to use the name, picture or representation of the Building in connection with any business carried on in the Premises or otherwise (except as Tenant's address) without the prior written consent of Landlord. In the event that Landlord undertakes any additional improvements on the property on which the Building is located including, but not limited to, new construction or renovation or additions to the existing improvements, Landlord shall not be liable to Tenant for any noise, dust, vibration or interference with access to the Premises or disruption in Tenant's business caused thereby.

W. RIGHT OF LANDLORD TO PERFORM.

All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of Rent. If Tenant shall fail to pay any sum of money, other than Rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue beyond any applicable cure period set forth in this Lease, Landlord may, but shall not be obligated to, without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as is in this Lease provided. All

sums so paid by Landlord and all reasonable incidental costs, together with interest thereon at the Default Rate from the date of such payment by Landlord, shall be payable to Landlord on demand and Tenant covenants to pay any such sums, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the nonpayment thereof by Tenant as in the case of default by Tenant in the payment of the Rent.

X. ACCESS, CHANGES IN PROJECT, FACILITIES, NAME.

(i) Every part of the Building except the inside surfaces of all walls, windows and doors bounding the Premises (including exterior building walls, core corridor walls and doors and any core corridor entrance), and any space in or adjacent to the Premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks or other building facilities, and the use thereof, as well as access thereto through the Premises for the purposes of operation, maintenance, decoration and repair, are reserved to Landlord.

(ii) Tenant shall permit Landlord to install, use and maintain pipes, ducts and conduits within the walls, columns and ceilings of the Premises.

(iii) Landlord reserves the right, without incurring any liability to Tenant therefor, to make such changes in or to the Building and the fixtures and equipment thereof, as well as in or to the street entrances, halls, passages, elevators, stairways and other improvements thereof, as it may deem necessary or desirable so long as said changes do not materially and adversely impair Tenant's rights under this Lease or access to the Premises.

(iv) Tenant shall have twenty-four (24) hours per day, seven (7) days per week access to the Premises and the Building's common areas.

Y. INTENTIONALLY OMITTED

Z. Anti-Terrorism Representation.

(1) Tenant certifies that:

(a) It is not acting, directly or indirectly, for or on behalf of any person, group, entity, or nation named by any Executive Order or the United States Treasury Department as a terrorist, "Specially Designated National and Blocked Person," or other banned or blocked person, entity, nation, or transaction pursuant to any law, order, rule, or regulation that is enforced or administered by the Office of Foreign Assets Control; and

(b) It is not engaged in this transaction, directly or indirectly on behalf of, or instigating or facilitating this transaction, directly or indirectly on behalf of, any such person, group, entity, or nation.

(2) Tenant hereby agrees to defend, indemnify, and hold harmless Landlord from and against any and all claims, damages, losses, risks, liabilities, and expenses (including attorney's fees and costs) arising from or related to any breach of the foregoing certification.

IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties have duly executed this Lease with the Exhibits attached hereto, as of the day and year first written above.

WITNESS OR ATTEST:

Janice M. Fuller
Witness

**LANDLORD**

By: **TRIPLE NET PROPERTIES REALTY, INC.**, as Agent for Landlord

By: John Bulan
Its: V-P

WITNESS OR ATTEST:

**TENANT**

**MANGAN, INC.**, a California corporation

By: Russ Seward
Its: CFO

<u>Certificate of Tenant</u>

The undersigned, Secretary of Mangan, Inc., a California corporation, Tenant, hereby certify that the officer executing the foregoing Lease on behalf of Tenant is duly authorized to act on behalf of and bind the Tenant.

(Corporate Seal)

[signature]
Secretary

Date: 2/17/2012

**EXHIBIT A**

**Plan Showing Premises**


Preliminary Plan
PP-1
PARTITION LEGEND
Mangan. Inc.
1 Parkway 400-Suite 125
Alpharetta, Georgia
Grubb & Ellis
PP-1A

# EXHIBIT B

## Landlord's Work Letter

1. The following terms shall have the following definitions: (a) **"Plans"** shall mean that certain Preliminary Plan (including notes) prepared by Schneider Wright, Inc., dated February 6, 2012, a copy of which is attached hereto as Exhibit "B-1", including side lights in offices, supplemental air in the approximate 150 square foot communications room, and new cabinets, countertops and sink in break room; (b) **"Landlord's Work"** shall mean all of the work described in the Plans; and (c) **"Work Cost"** shall mean the aggregate of (i) space planning, and engineering and architectural fees for the Plans, (ii) construction management fees, (iii) filing fees and permit costs incurred for the Landlord's Work, (iv) all costs of demolition of any existing improvements in the Premises, (v) the actual cost of all labor and materials furnished in connection with the Landlord's Work, (vi) a carpet allowance for materials and installation in the amount of $15.00 per square yard, (vii) building standard paint for all painted surfaces in the Premises, (viii) electrical, phone and data pull string boxes per the requirements set forth on the attached Exhibit B-2; and (ix) building standard signage at the entrance of the Premises

2. If and for as long as Tenant is not in default under this Lease beyond any applicable grace period, the Work Cost shall be borne by Landlord.

3. Landlord shall, in its sole discretion, select a general contractor to perform the Landlord's Work and shall enter into a contract with such general contractor for the construction of the Landlord's Work.

4. Landlord shall perform the Landlord's Work in a good and workmanlike manner, using building standard materials except as may be otherwise specified in the Plans. Finishes throughout the Premises shall be consistent with finishes in the main reception and conference room of the Premises. Landlord shall not perform any work other than the Landlord's Work and shall not perform any work as to any portions of the Premises not specifically addressed in the Plans. Landlord has made no warranty, express or implied, or representation as to fitness or suitability of the Plans or Landlord's Work. Landlord will not be liable for any latent or patent defect in the Premises or Landlord's Work, but will use all reasonable efforts to enforce the general contractor's warranty with respect to any defects of which Tenant notifies Landlord within one (1) year following of the Commencement Date.

5. Tenant shall not have the right to request or make changes in the Plans or Landlord's Work unless approved by Landlord, in Landlord's reasonable discretion. Tenant shall bear the cost of any revisions, changes, modifications or substitutions to the Plans or Landlord's Work requested by Tenant, and shall pay all amounts payable by Tenant to Landlord within five (5) business days following Tenant's approval of the pricing to be paid to Landlord for any such revisions.

6. Tenant shall perform all work not shown on the Plans.

7. If Landlord or the general contractor is delayed in substantially completing the Landlord's Work as a result of the occurrence of any Tenant Delay (as hereafter defined), then, for purposes of determining the Commencement Date, the date of substantial completion shall be deemed to be the day that the Landlord's Work would have been substantially completed absent any Delay(s). For purposes of this provision each of the following shall constitute a "Tenant Delay": (1) changes requested by Tenant to the

Plans, or (2) performance or nonperformance by Tenant or a person or entity employed by Tenant in the completion of any work; or (3) any delay resulting from Tenant taking possession of the Premises for any reason before substantial completion of the Landlord's Work; or (4) any other delay chargeable to Tenant, or its employees, agents, independent contractors, or consultants, or (5) execution of this Lease by Tenant and delivery thereof by Tenant to Landlord together with the Security Deposit after February 17, 2012.

8. Signage and Keying. Building standard door and/or directory signage and suite keying, if required, shall be provided and installed by Landlord as part of Landlord's Work.

9. Substantial Completion. The Premises shall be deemed to be substantially complete when (i) the Landlord's Work has been completed and approved by the appropriate governmental authorities, as certified by Landlord and architect, except for items of work and adjustment of equipment and fixtures that can be completed after the Premises are occupied without causing material interference with Tenant's use of the Premises (i.e., "punch list items"), and (ii) all governmental permits required for Tenant to legally occupy the Premises have been obtained by Landlord. Notwithstanding the foregoing, if Landlord shall be delayed in substantially completing the Tenant Improvements as a result Tenant Delay, then, in such event, the Premises shall be deemed to have been substantially completed on the date that Landlord and Landlord's architect determine in their sole discretion that the Premises would have been substantially completed if such Tenant Delay had not occurred.

The anticipated Commencement Date is May 1, 2012. If Landlord is unable to achieve substantial completion of Landlord's Work by the anticipated Commencement Date, then the Lease shall not be void or voidable, no obligation of Tenant shall be affected thereby, and neither Landlord nor Landlord's agents shall be liable to Tenant for any loss or damage resulting from the delay in delivery of possession; provided, however, that in the event that Landlord has not delivered the Premises to Tenant with all of the Landlord's Work completed on or before the date which is sixty (60) days following the anticipated Commencement Date (the "Outside Delivery Date") for reasons other than Tenant Delay, or any cause beyond the reasonable control of Landlord as described in Article 25 of the Lease (it being agreed that the Outside Delivery Date will be extended on a day-for-day basis as a result of any Tenant Delay or Force Majeure Delay), Tenant may terminate this Lease upon ten (10) days written notice to Landlord, provided that such notice shall be null and void if Landlord delivers the Premises to Tenant with all of the Landlord's Work completed within such ten (10) day period.

10. Possession by Tenant. The taking of possession of the Premises by Tenant upon substantial completion of the Landlord's Work shall constitute an acknowledgment by Tenant that the Premises are in good condition and that all work and materials provided by Landlord are satisfactory as of such date of occupancy, except as to any punch list items or any other defects or incomplete work that are described in a written notice given by Tenant to Landlord no later than thirty (30) days after the date of such taking of possession.

## EXHIBIT B-1

## PLANS

Page (1 of 2)


Preliminary Plan
PARTITION LEGEND
Mangan. Inc.
1 Parkway 400-Suite 125
Alpharetta, Georgia
Grubb & Ellis
PP-1A

# EXHIBIT B-1

## PLANS

## Page (2 of 2)


PRICING NOTES
PRICING NOTES (CONT.)
Mangan, Inc.
1 Parkway 400-Suite 125
Alpharetta, Georgia
Grubb & Ellis
PP-ID

## EXHIBIT B-2

### Electrical, Phone and Data Requirements

| | Count | Watts | On 208v UPS | BTU |
|---|---|---|---|---|
| File Server | 1 | 600 | YES | 2100 |
| Storage Server | 2 | 600 | YES | 4200 |
| Phone Server | 1 | 600 | YES | 2100 |
| VM Server | 1 | 600 | YES | 2100 |
| CPC Servers | 4 | 400 | NO | 5600 |
| PC Servers | 8 | 400 | NO | 11200 |
| PLC Chasis | 15 | 100 | NO | 5250 |
| Switches | 3 | 100 | YES | 1050 |
| | | | | 33600 BTU |

**Equipment BTU = Total wattage for all equipment x 3.5**

# EXHIBIT C

## Tenant's Work

**NONE**

# EXHIBIT D

## BUILDING RULES AND REGULATIONS

The following rules and regulations shall apply, where applicable, to the Premises, the Building, the parking facilities (if any), the Property and the appurtenances. In the event of a conflict between the following rules and regulations and the remainder of the terms of the Lease, the remainder of the terms of the Lease shall control. Capitalized terms have the same meaning as defined in the Lease.

1. Sidewalks, doorways, vestibules, halls, stairways, and other similar areas shall not be obstructed by Tenant or used by Tenant for any purpose other than ingress and egress to and from the Premises. No rubbish, litter, trash, or material shall be placed, emptied, or thrown in those areas. At no time shall Tenant permit Tenant's employees to loiter in Common Areas or elsewhere about the Building.

2. Plumbing fixtures and appliances shall be used only for the purposes for which designed and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed in the fixtures or appliances. Damage resulting from the misuse of fixtures or appliances by Tenant, its agents, employees or invitees shall be paid for by Tenant and Landlord shall not be responsible for the damage.

3. No signs, advertisements or notices shall be painted or affixed to windows, doors or other parts of the Building, except those of such color, size, style and in such places as are first approved in writing by Landlord. All initial tenant identification and suite numbers at the entrance to the Premises, using the standard graphics for the Building, shall be installed and paid for by Landlord. Except in connection with the hanging of lightweight pictures and wall decorations, no nails, hooks or screws shall be inserted into any part of the Premises or Building except by the Building maintenance personnel without Landlord's prior approval, which approval shall not be unreasonably withheld.

4. Landlord may provide and maintain in the first floor (main lobby) of the Building an alphabetical directory board or other directory device listing tenants and no other directory shall be permitted unless previously consented to by landlord in writing.

5. Tenant shall not place any lock(s) on any door in the Premises or Building without Landlord's prior written consent, which consent shall not be unreasonably withheld, and Landlord shall have the right at all times to retain and use keys or other access codes or devices to all locks within and into the Premises. A reasonable number of keys to the locks on the entry doors in the Premises shall be furnished by Landlord to Tenant at Landlord's cost and Tenant shall not make any duplicate keys. All keys shall be returned to Landlord at the expiration or early termination of the Lease.

6. All contractors, contractor's representatives and installation technicians performing work in the Building shall be subject to Landlord's prior approval, which approval shall not be unreasonably withheld, and shall be required to comply with Landlord's standard rules, regulation, policies and procedures, which may be revised from time to time.

7. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by Tenant of merchandise or materials requiring the use of elevators, stairways, lobby areas or loading dock areas, shall be restricted to hours reasonably designated by Landlord. Tenant shall obtain Landlord's prior approval by providing a detailed listing of the activity, which approval shall not be unreasonably withheld. If approved by Landlord, the activity shall be under the supervision of Landlord and performed in the manner reasonably required by Landlord. Tenant shall assume all risk for damage to articles moved and injury

to any persons resulting from the activity. If equipment, property, or personnel of Landlord or of any other party is damaged or injured as a result of or in connection with the activity, Tenant shall be solely liable for any resulting damage, loss or injury.

8. Landlord shall have the right to approve the weight, size, or location of heavy equipment or articles in and about the Premises, which approval shall not be unreasonably withheld. Damage to the Building by the installation, maintenance, operating, existence or removal of Tenant's Property shall be repaired at Tenant's sole expense.

9. Corridor doors, when not in use, shall be kept closed.

10. Tenant shall not: (1) make or permit any improper, objectionable or unpleasant noises or odors in the Building, or otherwise interfere in any way with other tenants or persons having business with them; (2) solicit business or distribute or cause to be distributed, in any portion of the Building, handbills, promotional materials or other advertising; or (3) conduct or permit other activities in the Building that might, in Landlord's sole opinion, constitute a nuisance.

11. No animals, except those assisting handicapped persons, shall be brought into the Building or kept in or about the Premises.

12. No inflammable, explosive or dangerous fluids or substances shall be used or kept by Tenant in the Premises, Building or about the Property, except for those substances as are typically found in similar premises used for general office purposes and are being used by Tenant in a safe manner and in accordance with all applicable Laws. Tenant shall not, without Landlord's prior written consent, use, store, install, spill, remove, release or dispose of, within or about the Premises or any other portion of the Property, any asbestos-containing materials or any solid, liquid or gaseous material now or subsequently considered toxic or hazardous under the provisions of 42 U.S. C. Section 9601 et. seq. or any other applicable environmental Law which may not or later be in effect. Tenant shall comply with all Laws pertaining to and governing the use of these materials by Tenant and shall remain solely liable for the costs of abatement and removal.

13. Tenant shall not use or occupy the Premises in any manner or for any purpose which might injure the reputation or impair the present of future value of the Premises or the Building. Tenant shall not use, or permit any part of the Premises to be used for lodging, sleeping or for any illegal purpose.

14. Tenant shall not take any action which would violate Landlord's labor contracts or which would cause a work stoppage, picketing, labor disruption or dispute or interfere with Landlord's or any other tenant's or occupant's business or with the rights and privileges of any person lawfully in the Building ("Labor Disruption"). Tenant shall take the actions necessary to resolve the Labor Disruption, and shall have pickets removed and, at the request of Landlord, immediately terminate any work in the Premises that gave rise to the Labor Disruption, until Landlord gives its written consent for the work to resume. Tenant shall have no claim for damages against Landlord, nor shall the Commencement Date of the Term be extended as a result of the above actions.

15. Tenant shall not install, operate or maintain in the Premises or in any other area of the Building, electrical equipment that would overload the electrical system beyond its capacity for proper, efficient and safe operation as determined solely by Landlord. Tenant shall not furnish cooling or heating to the Premises, including, without limitation, the use of electric or gas heating devises, without Landlord's prior written consent.

16. Tenant shall not operate or permit to be operated a coin or token operating vending machine or similar device (including, without limitation, telephones, lockers, toilets, scales, amusement devices and machines for sale of beverages, foods, candy, cigarettes and other gods), except for machines for the exclusive use of Tenant's employees and invitees.

17. Bicycles and other vehicles are not permitted inside the Building or on the walkways outside the Building, except in areas designated by Landlord.

18. Landlord may from time to time adopt systems and procedures for the security and safety of the Building, its occupants, entry, use and contents. Tenant, its agents, employees, contractors, guests and invitees shall comply with Landlord's systems and procedures.

19. Landlord shall have the right to prohibit the use of the name of the Building or any other publicity by Tenant that in Landlord's reasonable opinion may impair the reputation of the Building or its desirability. Upon written notice from Landlord, Tenant shall refrain from and discontinue such publicity immediately.

20. Neither Tenant nor its agents, employees, contractors, guests or invitees shall smoke or permit smoking in the Common Areas, unless a portion of the Common Areas have been declared a designated smoking area by Landlord, nor shall the above parties allow smoke from the Premises to emanate into the Common Areas or any other part of the Building. Landlord shall have the right to designate the Building (including the Premises) as a non-smoking building.

21. Landlord shall have the right to designate and approve standard window coverings for the Premises and to establish rules to assure that the Building presents a uniform exterior appearance. Tenant shall ensure, to the extent reasonably practicable, that window coverings are closed on windows in the Premises while they are exposed to the direct rays of the sun.

22. Deliveries to and from the Premises shall be made only at the times in the areas and through the entrances and exits reasonably designated by Landlord. Tenant shall not make deliveries to or from the Premises in a manner that might interfere with the use by any other tenant of its premises or of the Common Areas, any pedestrian use, or any use which is inconsistent with good business practice.

23. The work of cleaning personnel shall not be hindered by Tenant after 5:30 P.M., and cleaning work may be done at any time when the offices are vacant. Windows, doors and fixtures may be cleaned at any time. Tenant shall provide adequate waste and rubbish receptacles to prevent unreasonably hardship to the cleaning service.

## EXHIBIT E

## DECLARATION BY LANDLORD AND TENANT AS TO DATE OF DELIVERY AND ACCEPTANCE OF POSSESSION OF PREMISES

Attached to and made a part of the Lease dated the _____ day of _________________ between NNN Parkway 400, LLC, NNN Parkway 400 1, LLC, NNN Parkway 400 2, LLC, NNN Parkway 400 3, LLC, NNN Parkway 400 4, LLC, NNN Parkway 400 5, LLC, NNN Parkway 400 6, LLC, NNN Parkway 400 7, LLC, NNN Parkway 400 8, LLC, NNN Parkway 400 9, LLC, NNN Parkway 400 10, LLC, NNN Parkway 400 11, LLC, NNN Parkway 400 12, LLC, NNN Parkway 400 13, LLC, NNN Parkway 400 14, LLC, NNN Parkway 400 15, LLC, NNN Parkway 400 16, LLC, NNN Parkway 400 17, LLC, NNN Parkway 400 18, LLC, NNN Parkway 400 19, LLC, NNN Parkway 400 20, LLC, NNN Parkway 400 21, LLC, NNN Parkway 400 22, LLC, NNN Parkway 400 23, LLC, NNN Parkway 400 25, LLC, NNN Parkway 400 26, LLC, NNN Parkway 400 27, LLC, NNN Parkway 400 28, LLC, NNN Parkway 400 29, LLC, NNN Parkway 400 30, LLC, NNN Parkway 400 31, LLC, NNN Parkway 400 32, LLC, NNN Parkway 400 33, LLC, and NNN Parkway 400 35, LLC, each a Delaware limited liability company (individually and collectively **"LANDLORD"**) and each acting by and through **TRIPLE NET PROPERTIES REALTY, INC.** ("**AGENT**" for Landlord), which Landlord, and each of them, represent and warrant is expressly authorized to act on Landlord's behalf for all purposes of this Lease, _____________ a ____________________ (**"TENANT"**), and **AGENT**, who represents and warrants that it is expressly authorized to act on behalf of and otherwise bind Landlord, and each of them, with respect to all matters contained in and otherwise contemplated by this Lease.

LANDLORD AND TENANT do hereby declare that possession of the Premises was accepted by TENANT on the ____ day of _________________, 20__. The Premises required to be constructed and finished by LANDLORD in accordance with the provisions of the Lease have been satisfactorily completed by LANDLORD and accepted by TENANT, the Lease is now in full force and effect, and as of the date hereof, LANDLORD has fulfilled all of its obligations under the Lease. The Lease Commencement Date is hereby established as ____________________________, 20__. The Term of this Lease shall terminate on ____________________, 20__.

WITNESS OR ATTEST:

**LANDLORD**

By: Triple Net Properties Realty, Inc., as Agent for Landlord

______________________________
Witness

By: ______________________________
Its: ______________________________

**TENANT**

WITNESS OR ATTEST:

------------------------, a ------------

_______________________________

By:_______________________________
Its:_______________________________

# EXHIBIT F

## Special Stipulations

1. Monument Signage. Tenant shall be entitled to monument signage for Tenant's logo on the monument sign serving the Building. All such signage shall conform to Landlord's reasonable requirements as to size, style, color, and appearance, and such signage will be installed, at Landlord's option, either by Landlord's contractor, or by Tenant using a contractor approved by Landlord. All costs in connection with the design, fabrication, installation, maintenance, repair, replacement, or removal of any Tenant identification on the Monument Sign shall be borne by Tenant. Prior to installation, Tenant shall submit to Landlord reasonably detailed drawings of the proposed Tenant identification for review and written approval by Landlord. Notwithstanding the foregoing, Landlord shall have the right to designate standard sizes, materials, shapes, colors, and lettering for any tenant identification on the Monument Sign, which standards may differ depending on the square footage of the tenant that is being identified on the Monument Sign. Landlord, upon the expiration or sooner termination of this Lease, shall have the right to remove the Tenant identification from the Monument Sign. Landlord shall maintain the appearance of the Common Area around the Monument Sign as, in Landlord's reasonable judgment, is consistent with the standards of other comparable Class A office buildings in the North Fulton office market.

2. Renewal Option. Provided and so long as this Lease is in full force and effect and Tenant is not in default in the performance of its covenants under the Lease, either at the time of exercise of the option set forth herein or at the commencement of the renewal term provided herein, and provided further that Tenant has not assigned the Lease nor sublet the Premises or any portion thereof, Tenant shall have one (1) option ("Renewal Option") to renew the Term for a period of five (5) years ("Renewal Term"), at the then current market rates and terms being quoted by Landlord ("Market Rate"), excluding any base rental abatement and other market concessions at that time, and all of the terms and conditions of the Lease shall remain in effect. If Tenant elects to exercise the Renewal Option, Tenant shall deliver written notice of such election to Landlord at least nine (9) months prior to the expiration of the initial Term, time being of the essence.

Within sixty (60) days following Landlord's receipt of Tenant's written notice of exercise of Tenant's Renewal Option, Landlord shall provide Tenant with Landlord's determination of Market Rate. Tenant shall, within thirty (30) days following receipt of Landlord's determination of Market Rate, either (i) accept the Landlord's determination, in which case the parties shall execute an amendment to the Lease reflecting Tenant's exercise of the Renewal Option; or (ii) refuse or fail to accept in writing Landlord's determination, in which case the Lease shall terminate upon the expiration of the initial Term.

3. Right of First Refusal. Landlord hereby grants Tenant during the Lease Term an ongoing right of first refusal to lease the office space adjacent to and on the same floor as Premises consisting of approximately 2,542 rentable square feet (the "Refusal Space") on the following terms and conditions (the "Right of First Refusal"):

(i) When Landlord has a bona fide prospective tenant (the "Prospect") interested in leasing the Refusal Space, Landlord shall advise Tenant in writing (the "Advice") of the terms under which Landlord is prepared to lease the Refusal Space to Tenant, which shall be the same terms offered to the Prospect, provided, however, that the term with respect to the Right of First Refusal Space shall be coterminous with the Premises hereunder, and any improvement allowance and other concessions in the third party offer will be prorated to

reflect any difference in the term contained in the third party offer and the term remaining in this Lease. Tenant may lease the Refusal Space in its entirety, under the terms offered to Tenant under the Advice, by providing Landlord with written notice of exercise (the "Notice of Exercise") within five (5) business days after the date of the Advice. Tenant may not lease less than all of the space which is the subject of Landlord's Advice.

(ii) Notwithstanding anything in this provision to the contrary, Tenant shall have no right to exercise the Right of First Refusal nor shall Landlord have any obligation to submit an Advice to Tenant with respect to any Refusal Space at any time (a) during which Tenant is in default under the Lease (after the lapse of all applicable grace or cure periods, if any), or (b) when the Lease is not in full force and effect.

(iii) The Refusal Space (including improvements and personalty, if any) shall be accepted by Tenant in its condition and as-built configuration existing on the earlier of the date Tenant takes possession of the Refusal Space or the date the term for such Refusal Space commences, unless the Advice specifies work to be performed by Landlord in the Refusal Space, in which case Landlord shall perform such work in the Refusal Space, unless, following Landlord's receipt of Tenant's Notice of Exercise, mutually agreed otherwise in writing. If Landlord is delayed delivering possession of the Refusal Space due to the holdover or unlawful possession of such space by any party, Landlord shall use reasonable efforts to obtain possession of the space, and the commencement of the term for the Refusal Space shall be postponed until the date Landlord delivers possession of the Refusal Space to Tenant free from occupancy by any party. Notwithstanding anything contained herein to the contrary, Tenant acknowledges and agrees that Landlord shall have no liability to Tenant for failure to deliver any Refusal Space by the date established in Landlord's Advise if such failure is due to the holdover of the then existing tenant, casualty, condemnation, or any other cause whether similar or dissimilar to the foregoing, that is beyond the reasonable control of the Landlord.

(iv) If Tenant fails to duly and timely provide a Notice of Exercise (such Notice of Exercise shall be due within five (5) business days of the date of the Advice), or elects not to exercise the Right of First Refusal, the same shall lapse and Landlord shall be free to lease the Refusal Space to the Prospect upon such terms and conditions not materially more favorable (deemed to be an effective rental rate more than ten percent (10%) less than the rate offered to Tenant including rental abatement, improvement allowances and other concessions, collectively, "Deemed Equivalent Terms"); and Tenant's Right of First Refusal with respect to the Refusal Space shall thereupon terminate and no longer apply with respect to the Prospect. If the Prospect (or another person) does not lease the Refusal Space upon Deemed Equivalent Terms no less favorable to the Prospect than were offered to Tenant on or before the date that is six (6) months after the expiration of the above-referenced five (5) business day period, then Tenant's Right of First Refusal shall again be in effect and apply.

(v) If Tenant exercises its Right of First Refusal, Landlord shall prepare an amendment (the "Refusal Space Amendment") adding the Refusal Space to the Premises on the terms set forth in the Advice and reflecting the changes in the Base Rental, the rentable square footage of the Premises, Tenant's proportionate share and other appropriate terms. A copy of the Refusal Space Amendment shall be sent to Tenant within a reasonable time after Landlord's receipt of the Notice of Exercise executed by Tenant, and Tenant shall proceed diligently to execute and return a mutually agreed to Refusal Space Amendment to Landlord within 30 days thereafter, but an otherwise valid exercise of the Right of First Refusal shall be fully effective whether or not the Refusal Space Amendment is executed.

(vi) Notwithstanding anything herein to the contrary, Tenant's Right of First Refusal is subject and subordinate to (a) the renewal or extension rights of any existing tenant leasing all or any portion of the Refusal Space, and (b) the expansion rights (whether such rights are designated as a right of first offer, right of first refusal, expansion option or otherwise) of any tenant of the Building existing on the date hereof.

4. Tenant's Right to Withdraw and Nullify Lease. Provided Tenant has duly executed counterparts of this Lease and delivered same to Landlord together with Tenant's Security Deposit on or before February 17, 2012, Tenant shall have the right to declare this Lease null and void by written notice to Landlord in the event that, on or before March 2, 2012, Landlord has not delivered to Tenant (i) a copy of Landlord's executed counterparts of this Lease, and (ii) a detailed construction schedule from the general contractor which shows completion of the Landlord's Work and receipt of a certificate of occupancy for the Premises on or before May 1, 2012. Tenant must exercise its rights pursuant to this paragraph on or before March 5, 2012. In such event, Landlord shall promptly return the Security Deposit to Tenant, and neither party shall thereafter have any rights or obligations under this Lease.

# FIRST AMENDMENT TO OFFICE LEASE

This First Amendment to Office Lease (this "Amendment") is made as of this 28th day of May 2013, by and between NNN PARKWAY 400, LLC, a Delaware limited liability company, as landlord ("Landlord") and MANGAN, INC., a California corporation, as tenant ("Tenant").

## RECITALS

**WHEREAS**, Landlord and Tenant are parties to that certain Office Lease dated March 6, 2012 (the "Lease") demising premises containing approximately 7,409 rentable square feet commonly known as Suite 125 (the "Original Premises") located in the building commonly known as "Parkway 400 – Building I" located at 1 Parkway 400, 11800 Amberpark Drive, Alpharetta, Georgia (the "Building"); and

**WHEREAS**, Landlord and Tenant desire to enter into this Amendment to, among other things, expand the Original Premises as more particularly set forth herein; and

**NOW, THEREFORE**, in consideration of the foregoing recitals, which by this reference thereto are hereby incorporated into the body of this Amendment, the mutual promises set forth below, and other good and valuable consideration, the receipt, sufficiency and fairness of which are hereby acknowledged, Landlord and Tenant, intending to be legally bound, agree as follows:

1. Definitions. Any capitalized terms used, but not defined, in this Amendment shall be deemed to have the meanings respectively ascribed to those terms in the Lease. In the event of any conflict between the terms and provisions of the Lease and those of this Amendment, the terms and provisions of this Amendment shall control in all events.

2. Expansion of Premises. Effective as of July 1, 2013, or delivery by Landlord of the Expansion Premises to Tenant with Substantial Completion (as defined in the first (1st) paragraph of Section 9 of the Landlord's Work Letter attached to the Lease as Exhibit "B") of the Tenant Improvements having occurred, whichever shall last occur (the "Expansion Premises Commencement Date" or the "EPCD"), the Original Premises shall be expanded so as to include the approximately 2,542 square feet shown on Exhibit "A" attached hereto and, by this reference, made a part hereof (the "Expansion Premises") in the Building (which shall be known together with the Original Premises as the "Premises") so that, upon the Expansion Premises Commencement Date, the Rentable Area of Premises shall, for all purposes under the Lease, be conclusively deemed to be 9,951 rentable square feet.

3. Term for Expansion Premises. The Term for the Expansion Premises shall commence on the Expansion Premises Commencement Date and expire on the Expiration Date (as defined in the Lease), subject to extension as set forth in Special Stipulation 2 of the Lease.

4. Base Rent for the Premises. As of the Expansion Premises Commencement Date and continuing through the Expiration Date, the Base Rent for the Premises due and payable by Tenant to Landlord under the Lease shall be calculated as follows:

| **Months** | **Annual Base Rent per Square Foot** | **Annual Base Rent** | **Monthly Base Rent** |
|---|---|---|---|
| EPCD – June 30, 2014* | $17.68* | $175,933.68* | $14,661.14* |
| July 1, 2014 – June 30, 2015 | $18.12 | $180,312.12 | $15,026.01 |
| July 1, 2015 – June 30, 2016 | $18.58 | $184,889.58 | $15.407.47 |
| July 1, 2016 – June 30, 2017 | $19.04 | $189,467.04 | $15,788.92 |
| July 1, 2017 – November 30, 2017 | $19.52 | $194,243.52 | $16,186.96 |

*Landlord agrees that One Thousand Eight Hundred Seventy-Two and 61/100 Dollars ($1,872.61) of each installment of Base Rent coming due for each of the first four (4) months occurring after the Expansion Premises Commencement Date (collectively, the "Excused Rent") shall not be due or payable unless or until the occurrence of a default by Tenant that is not cured within any applicable grace or notice periods set forth under the Lease, if any, at which time all future Excused Rent shall be null and void, and any previously Excused Rent shall immediately be due and payable to Landlord upon Landlord's demand therefor. Notwithstanding anything to the contrary contained herein, the parties acknowledge and agree that the Excused Rent applies to a portion of the Base Rent only, and that Tenant shall pay any and all other Base Rent and all Additional Rent and other charges which accrue during the Excused Rent period.

6. Tenant's Pro Rata Share. Upon the Expansion Premises Commencement Date, Tenant's Pro Rata Share of the Building shall be 20.09% (9,951 r.s.f./49,544 r.s.f) for all purposes under the Lease, including, without limitation, the payment of Additional Rent.

7. Additional Rent. As of the Expansion Premises Commencement Date, in addition to any and all Additional Rent payable by Tenant for the Original Premises, Tenant shall pay to Landlord all Additional Rent due and owing for the Expansion Premises, which Additional Rent shall include, but not be limited to, Operating Expenses, calculated in accordance with the terms of the Lease. Landlord and Tenant hereby acknowledge and affirm that, as of the Expansion Premises Commencement Date, the "Base Year" for all purposes of calculating the Additional Rent due for the

Expansion Space shall be calendar year 2013, but the Base Year for the non-Expansion Space portion of the Premises shall remain as 2012, as set forth in the Lease.

8. Tenant Improvements. Landlord, at Landlord's expense, shall construct and install all leasehold improvements to the Expansion Premises (the "Tenant Improvements") in accordance with the Work Letter attached hereto as Exhibit "B" and, by this reference, made a part hereof.

9. Right of First Refusal. As a result of the foregoing expansion of the Premises, Tenant's Right of First Refusal set forth at Special Stipulation 3 of the Lease is hereby deleted in its entirety and of no further force and effect and the following language is hereby inserted in its place:

> 3. Right of First Refusal. Landlord hereby grants Tenant during the Lease Term an ongoing right of first refusal to lease the space on the first floor consisting of approximately 1,400 rentable square feet as more particularly shown on Exhibit "C" (the "Refusal Space") on the following terms and conditions (the "Right of First Refusal"):
>
> (i) When Landlord has a bona fide prospective tenant (the "Prospect") interested in leasing the Refusal Space, Landlord shall advise Tenant in writing (the "Advice") of the terms under which Landlord is prepared to lease the Refusal Space to Tenant, which shall be the same terms offered to the Prospect, provided, however, that the term with respect to the Right of First Refusal Space shall be coterminous with the Premises hereunder, and any improvement allowance and other concessions in the third party offer will be prorated to reflect any difference in the term contained in the third party offer and the term remaining in this Lease. Tenant may lease the Refusal Space in its entirety, under the terms offered to Tenant under the Advice, by providing Landlord with written notice of exercise (the "Notice of Exercise") within three (3) business days after the date of the Advice. Tenant may not lease less than all of the space which is the subject of Landlord's Advice.
>
> (ii) Notwithstanding anything in this provision to the contrary, Tenant shall have no right to exercise the Right of First Refusal nor shall Landlord have any obligation to submit an Advice to Tenant with respect to any Refusal Space at any time (a) during which Tenant is in default under the Lease (after the lapse of all applicable grace or cure periods, if any), or (b) when the Lease is not in full force and effect.
>
> (iii) The Refusal Space (including improvements and personalty, if any) shall be accepted by Tenant in its condition and as-built configuration existing on the earlier of the date Tenant takes possession of the Refusal Space or the date the term for such Refusal Space commences, unless the Advice specifies work to be performed by Landlord in the Refusal Space, in which case Landlord shall perform such

work in the Refusal Space, unless, following Landlord's receipt of Tenant's Notice of Exercise, mutually agreed otherwise in writing. If Landlord is delayed delivering possession of the Refusal Space due to the holdover or unlawful possession of such space by any party, Landlord shall use reasonable efforts to obtain possession of the space, and the commencement of the term for the Refusal Space shall be postponed until the date Landlord delivers possession of the Refusal Space to Tenant free from occupancy by any party. Notwithstanding anything contained herein to the contrary, Tenant acknowledges and agrees that Landlord shall have no liability to Tenant for failure to deliver any Refusal Space by the date established in Landlord's Advice if such failure is due to the holdover of the then existing tenant, casualty, condemnation, or any other cause whether similar or dissimilar to the foregoing, that is beyond the reasonable control of the Landlord.

(iv) If Tenant fails to duly and timely provide a Notice of Exercise (such Notice of Exercise shall be due within three (3) business days of the date of the Advice), or elects not to exercise the Right of First Refusal, the same shall lapse and Landlord shall be free to lease the Refusal Space to the Prospect upon such terms and conditions not materially more favorable (deemed to be an effective rental rate more than ten percent (10%) less than the rate offered to Tenant including rental abatement, improvement allowances and other concessions, collectively, "Deemed Equivalent Terms"); and Tenant's Right of First Refusal with respect to the Refusal Space shall thereupon terminate and no longer apply with respect to the Prospect. If the Prospect (or another person) does not lease the Refusal Space upon Deemed Equivalent Terms no less favorable to the Prospect than were offered to Tenant on or before the date that is six (6) months after the expiration of the above referenced three (3) business day period, then Tenant's Right of First Refusal shall again be in effect and apply.

(v) If Tenant exercises its Right of First Refusal, Landlord shall prepare an amendment (the "Refusal Space Amendment") adding the Refusal Space to the Premises on the terms set forth in the Advice and reflecting the changes in the Base Rental, the rentable square footage of the Premises, Tenant's proportionate share and other appropriate terms. A copy of the Refusal Space Amendment shall be sent to Tenant within a reasonable time after Landlord's receipt of the Notice of Exercise executed by Tenant, and Tenant shall proceed diligently to execute and return a mutually agreed to Refusal Space Amendment to Landlord within thirty (30) days thereafter, but an otherwise valid exercise of the Right of First Refusal shall be fully effective whether or not the Refusal Space Amendment is executed.

(vi) Notwithstanding anything herein to the contrary, Tenant's Right of First Refusal is subject and subordinate to (a) the renewal or

extension rights of any existing tenant leasing all or any portion of the Refusal Space, and (b) the expansion rights (whether such rights are designated as a right of first offer, right of first refusal, expansion option or otherwise) of any tenant of the Building existing on the date hereof.

(vii) Unless soon exercised in accordance with the terms of this Paragraph 3 or terminated in accordance with the terms of the Paragraph 3 or the other termsof this Lease, the Right of First Refusal shall terminate and be of no further force and effect on and after July 1, 2016.

10. Miscellaneous.

10.1 Entire Agreement. The Lease, as modified by this Amendment, constitutes the entire understanding between the parties with respect to the transaction contemplated herein, and all prior or contemporaneous oral agreements, understandings, representations and statements, and all prior written agreements, understandings, letters of intent and proposals are merged into this Amendment. Except as otherwise expressly provided herein, neither this Amendment nor any provisions hereof may be waived, modified, amended, discharged or terminated except by an instrument in writing signed by the party against which the enforcement of such waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in such instrument. The Lease, as modified by this Amendment, is hereby ratified and confirmed by Landlord and Tenant.

10.2 No Recording. Neither this Amendment nor any memorandum thereof shall be recorded and the act of recording by Tenant shall be deemed a default by Tenant hereunder.

10.3 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the state in which the Property is located.

10.4 Construction of Agreement. In construing this Amendment, all headings and titles are for the convenience of the parties only and shall not be considered a part of this Amendment. Whenever required by the context, the singular shall include the plural and the masculine shall include the feminine and vice versa. This Amendment shall not be construed as if prepared by one of the parties, but rather according to its fair meaning as a whole, as if both parties had prepared it. All (if any) Exhibits attached hereto are incorporated in this Amendment by reference thereto.

10.5 Indemnification for Leasing Commissions. Tenant hereby represents and warrants that, other than Newmark Grubb Knight Frank, for Landlord, and Green Commercial Properties, Inc., for Tenant, it has not dealt with any real estate broker in the negotiation and execution of this Amendment and that no party is entitled, as a result of the actions of Tenant, to a commission or other fee resulting from the execution of this Amendment. Tenant shall indemnify Landlord from any and all liability for the breach of this representation and shall pay any compensation to any other

broker or person who may be entitled thereto.

10.6 Partial Invalidity. The provisions of this Amendment shall be deemed independent and severable, and the invalidity or partial invalidity or enforceability of any one provision shall not affect the validity of enforceability of any other provision hereof.

10.7 Counterparts; Facsimile. This Amendment may be executed in multiple counterparts and shall be valid and binding with the same force and effect as if all parties had executed the same Amendment. A fully executed facsimile copy of this Amendment shall be effective as an original.

[signatures appear on following page]

IN WITNESS WHEREOF, the parties executed this Amendment as of the 28 day of May, 2013.

**LANDLORD**:

NNN PARKWAY 400, LLC,
a Delaware limited liability company
(and its affiliates)

By: By: Wiedmayer + Co., LLC
a Georgia limited liability company,
its Manager

By: Ryan N. Wiedmayer

Name: Ryan Wiedmayer

Title: Landlord's Agent

**TENANT**:

MANGAN, INC.,
a California corporation

By: [signature]

Name: Jacob W Depuydt

Title: Regional Director

# EXHIBIT "A"

## EXPANSION PREMISES


KEY PLAN
SCALE 1/8" = 1' 0"
Building One
Suite 128 - 2,542 RSF
PMRG | PM Realty Group
Chip Roach 404.671.4705 CRoach@pmrg.com
Stephen Clifton 404.671.4719 SClifton@pmrg.com
5/28/13

## EXHIBIT "B"

## WORK LETTER

1. Landlord's Obligations. Tenant has personally inspected the Premises and accepts the same **"AS IS"** without representation or warranty by Landlord of any kind and with the understanding that Landlord shall have no responsibility with respect thereto except to construct and install within the Premises, in a good and workmanlike manner, the Tenant Improvements, in accordance with this **Exhibit B**.

2. Construction Drawings. On or before the fifteenth ($15^{th}$) day following the date hereof, Landlord shall prepare and submit to Tenant a set of construction drawings (the "CD's") covering all work to be performed by Landlord in constructing and installing the Tenant Improvements, which shall be based on the scope of work attached as **Exhibit B-1** hereto. Tenant shall have five (5) days after receipt of the CD's in which to review the CD's and to give to Landlord written notice of Tenant's approval of the CD's or its requested changes to the CD's. Tenant shall have no right to request any changes to the CD's that would increase the scope of work or materially alter the exterior appearance or basic nature of the Building or the Building systems. If Tenant fails to approve or request changes to the CD's within five (5) days after its receipt thereof, Tenant shall be deemed to have approved the CD's and the same shall thereupon be final. If Tenant requests any changes to the CD's, Landlord shall make those changes which are reasonably requested by Tenant and shall within ten (10) days of its receipt of such request submit the revised portion of the CD's to Tenant. Tenant may not thereafter disapprove the revised portions of the CD's unless Landlord has unreasonably failed to incorporate reasonable comments of Tenant and, subject to the foregoing, the CD's, as modified by said revisions, shall be deemed to be final upon the submission of said revisions to Tenant. Tenant shall at all times in its review of the CD's, and of any revisions thereto, act reasonably and in good faith. Without limiting the foregoing, Tenant agrees to confirm Tenant's consent to the CD's in writing within three (3) days following Landlord's written request therefor.

3. Schedule and Early Occupancy. Landlord shall provide Tenant with a proposed schedule for the construction and installation of the Tenant Improvements and shall notify Tenant of any material changes to said schedule. Tenant agrees to coordinate with Landlord regarding the installation of Tenant's phone and data wiring and any other trade related fixtures that will need to be installed in the Premises prior to Substantial Completion. In addition, if and to the extent permitted by applicable laws, rules and ordinances, Tenant shall have the right to enter the Premises for fifteen (15) days prior to the scheduled date for Substantial Completion (as may be modified from time to time) in order to install fixtures (such as racking) and otherwise prepare the Premises for occupancy, which right shall expressly exclude making any structural modifications. During any entry prior to the Commencement Date (a) Tenant shall comply with all terms and conditions of this Lease other than the obligation to pay rent, (b) Tenant shall not interfere with Landlord's completion of the Tenant Improvements, (c) Tenant shall cause its personnel and contractors to comply with the terms and conditions of Landlord's rules of conduct (which Landlord agrees to furnish to Tenant upon request), and (d) Tenant shall not begin operation of its business. Tenant acknowledges that Tenant shall be responsible for obtaining all applicable permits and inspections relating to any such entry by Tenant.

Tenant shall be responsible for the cost to construct and install the Tenant Improvements only to the extent that any Change Orders (as defined in Section 4 below) cause Landlord's costs associated with constructing the Tenant Improvements to exceed the amount

set forth on the Scope of Work attached hereto as Exhibit "B-1". If, following Tenant's request for a Change Order which will cause Landlord's costs associated with constructing the Tenant Improvements to exceed the amount set forth on the Scope of Work, Tenant shall deliver to Landlord, within ten (10) days following Landlord's written request, an amount equal to one-half (1/2) of such excess. Following Substantial Completion of the Tenant Improvements, Tenant shall pay to Landlord the remaining difference between the Scope of Work (taking into account any increases or decreases resulting from any Change Orders) within (10) days of Landlord's request therefor. Tenant's failure to deliver the payments required in this paragraph shall entitle Landlord to stop the construction and installation of the Tenant Improvements until such payment is received, and any resulting delay shall constitute a Tenant Delay (as hereinafter defined) hereunder. In addition, all delinquent payments shall accrue interest at 15% per annum.

4. Change Orders. Tenant shall have the right to request changes to the CD's at any time following the date hereof by way of written change order (each, a "Change Order", and collectively, "Change Orders"). Provided such Change Order is reasonably acceptable to Landlord, Landlord shall prepare and submit promptly to Tenant a memorandum setting forth the impact on cost and schedule resulting from said Change Order (the "Change Order Memorandum of Agreement"). Tenant shall, within three (3) days following Tenant's receipt of the Change Order Memorandum of Agreement, either (a) execute and return the Change Order Memorandum of Agreement to Landlord, or (b) retract its request for the Change Order.

5. Tenant Delay. Notwithstanding anything to the contrary contained in the Lease, if Substantial Completion of the Tenant Improvements is delayed beyond the Target Commencement Date as a result of Tenant Delay (as hereinafter defined), then, for purposes of determining the Commencement Date, Substantial Completion of the Tenant Improvements shall be deemed to have occurred on the date that Substantial Completion of the Tenant Improvements would have occurred but for such Tenant Delay. Without limiting the foregoing, Landlord shall use commercially reasonable speed and diligence to Substantially Complete the Tenant Improvements on or before the Target Commencement Date.

6. Letter of Understanding. Promptly following the Commencement Date, Tenant shall execute Landlord's Letter of Understanding acknowledging (a) the Expansion Premises Commencement Date of this Lease, and (b) except for any punchlist items, that Tenant has accepted the Premises. If Tenant takes possession of and occupies the Premises, Tenant shall be deemed to have accepted the Premises and that the condition of the Premises and the Building was at the time satisfactory and in conformity with the provisions of this Lease in all respects, subject to any punchlist items.

7. Tenant Delay. For purposes of this Lease, "Tenant Delay" shall mean any delay in the completion of the Tenant Improvements attributable to Tenant, including, without limitation (i) Tenant's failure to meet any time deadlines specified herein, (ii) Change Orders, (iii) the performance of any other work in the Premises by any person, firm or corporation employed by or on behalf of Tenant, or any failure to complete or delay in completion of such work, (iv) Landlord's inability to obtain an occupancy permit for the Premises because of the need for completion of all or a portion of improvements being installed in the Premises directly by Tenant, and (v) any other act or omission of Tenant.

# EXHIBIT "B-1"

## SCOPE OF WORK



## PRELIMINARY FLOOR PLAN

1 / P-1Notes — SCALE 3/32"=1'-0"

## PARTITION LEGEND

- EXISTING PARTITION TO REMAIN
- NEW BLDG. STD. INTERIOR CEILING HIGH PARTITION
- DEMOLITION
- NEW BLDG. STD. DEMISING PARTITION TO STRUCTURE

## NEW ELECTRICAL

- WALL DUPLEX OUTLET
- SEPARATE CIRCUIT DUPLEX OUTLET
- DATA / TELEPHONE OUTLET
- WALL ELECTRICAL JUNCTION BOX

## EXISTING ELECTRICAL

- EXISTING WALL DUPLEX
- EXISTING DATA / TELEPHONE OUTLET

## PRICING NOTES

P1. CONTRACTOR TO CONFIRM EXISTING BLDG. STD. DEMISING/CORRIDOR PARTITIONS TO STRUCTURE OR REWORK AS REQUIRED.

P2. CONTRACTOR TO PROVIDE & INSTALL NEW BLDG. STD. DEMISING/CORRIDOR PARTITION.

P2. EXISTING ENTRY DOOR FRAME AND HARDWARE TO REMAIN.

P3. AS NOTED: EXISTING DOORS, FRAMES AND HARDWARE TO REMAIN. RE-FINISH DOORS AS REQUIRED.

P4. AS NOTED: CONTRACTOR TO PROVIDE AND INSTALL NEW 1'-0"W FRAMELESS SIDELITES TO MATCH EXISTING IN SUITE 125 (3 LOCATIONS).

P5. AS NOTED: CONTRACTOR TO PROVIDE AND INSTALL NEW 3'-8"W HOLLOW METAL CASED OPENINGS (2 LOCATIONS).

P6. AS NOTED: CONTRACTOR TO PROVIDE AND INSTALL NEW 3'-0"W HOLLOW METAL CASED OPENING (1 LOCATIONS).

P7. CLOSET 100. CONTRACTOR TO PROVIDE AND INSTALL NEW 6'-0"W DOUBLE BI-FOLD DOORS.

P8. EXISTING LAB 108. CONTRACTOR TO RELOCATE EXISTING DUPLEX OUTLET AND DATA BOX @ 54" TO ACCOMMODATE NEW OPENING.

P9. AS NOTED: CONTRACTOR TO PROVIDE AND INSTALL NEW ELECTRICAL AND DATA/PHONE WALL JUNCTION BOXES FOR TENANT PROVIDED WORKSTATIONS. TENANT OR TENANT'S VENDOR TO CONFIRM EXACT LOCATIONS AND REQUIREMENTS PRIOR TO INSTALLATION (TOTAL 4 LOCATIONS).

P10. LAB 101. CONTRACTOR TO CONFIRM EXISTING OUTLETS IN THIS ROOM ARE ON A SEPARATE BREAKER OR RE-WORK AS REQUIRED.

## PRICING NOTES

P11. CONTRACTOR TO CONFIRM EXISTING SPRINKLER HEAD LOCATIONS AND RELOCATE AS REQUIRED BASED ON LIGHTING LAYOUT. PROVIDE AND INSTALL MISSING SPRINKLER HEAD CAPS THROUGHOUT.

P12. CONTRACTOR TO CLEAN AND REPLACE LIGHT FIXTURES AND CEILING TILE AND GRID AS REQUIRED.

P13. THROUGHOUT: CONTRACTOR TO CONFIRM, RELOCATE OR PROVIDE NEW APPROX (3) BLDG. STD. EXIT SIGNS, (1) 10LB FIRE EXTINGUISHER, (3) STROBES TIED INTO BUILDING'S FIRE ALARM SYSTEM & (3) 2X4 EMERGENCY LIGHT FIXTURES.

P14. CONTRACTOR TO RELOCATE OR PROVIDE NEW BLDG. STD 2X4 LIGHT FIXTURES AS REQUIRED TO ACCOMMODATE NEW LAYOUT. CONFIRM EXISTING FIXTURES ARE IN PROPER WORKING ORDER OR PROVIDE NEW.

P15. CONTRACTOR TO INSTALL DIFFUSERS AND BALANCE AIR AS REQUIRED.

P16. CONTRACTOR TO REMOVE EXISTING FINISHES AND PROVIDE/INSTALL NEW BLDG. STD. FINISHES THROUGHOUT UNLESS NOTED OTHERWISE. (CARPET THROUGHOUT UNLESS NOTED OTHERWISE/PATCRAFT/RAISE THE BAR 10709/HYBRID 05104) & RUBBER BASE (MANNINGTON/4" COVE/STNC 503 DARK CHOCOLATE).

P17. CLOSET 100 & LAB 101. CONTRACTOR TO INSTALL VINYL COMPOSITION TILE (MANNINGTON PROGRESSIONS/ALMOND BUFF 555501) & BLDG. STD TRANSITION STRIPS.

P18. TEAM AREA 106: CONTRACTOR TO PAINT WALL AS NOTED IN MARKER BOARD PAINT.

P19. CLOSET 100: CONTRACTOR TO PROVIDE AND INSTALL NEW BLDG STD 14'-0"W X 15" DEEP 5-HIGH PAINTED PLYWOOD SHELVES. PRICE AS A SEPARATE LINE ITEM.

SCHNEIDERWRIGHT INC

**Mangan Expansion**
Suite 128
Parkway I
Wiedmayer + Co.

Preliminary Plan & Pricing Notes

**P-1Notes**


Mangan Expansion
Suite 128
Parkway I
Wiedmayer + Co.
P-1
PARTITION LEGEND
EXISTING PARTITION TO REMAIN
NEW BLDG. STD. INTERIOR CEILING HIGH PARTITION
NEW BLDG. STD. PARTITION TO STRUCTURE
DEMOLITION
KEY PLAN-2,542 RSF
PRELIMINARY FLOOR PLAN
SCALE: 1/8"=1'-0"


Mangan Expansion
Suite 128
Parkway I
Wiedmayer + Co.
P-1Demo
PARTITION LEGEND
EXISTING PARTITION TO REMAIN
NEW BLDG STD. INTERIOR CEILING HIGH PARTITION
NEW BLDG STD. PARTITION TO STRUCTURE
DEMOLITION
PRELIMINARY DEMO PLAN

# EXHIBIT "C"

## REFUSAL SPACE


KEY PLAN
PMRG
PM Realty Group
Chip Roach 404.671.4705 CRoach@pmrg.com
Stephen Clifton 404.671.4719 SClifton@pmrg.com
5/28/13
Suite 130 - 1,400 RSF
Building One

## SECOND AMENDMENT TO OFFICE LEASE

**THIS SECOND AMENDMENT TO OFFICE LEASE** (this "**Amendment**") is made this 6 day of July, 2017 ("**Effective Date**") by and between **WBCMT 2007-C31 AMBERPARK OFFICE LIMITED PARTNERSHIP**, a Georgia limited partnership ("**Landlord**") and **MANGAN, INC.**, a California corporation ("**Tenant**").

## RECITALS:

A. NNN Parkway 400, LLC ("**Original Landlord**") and Tenant entered into that certain Office Lease dated March 6, 2012 (the "**Original Lease**"), as amended by that certain First Amendment to Office Lease dated May 28, 2013 ("**First Amendment**"; together with the Original Lease, the "**Lease**") for Suite 125 consisting of 7,409 rentable square feet ("**RSF**") ("**Original Premises**") and Suite 128 consisting of 2,542 RSF ("**Expansion Premises**") on the 1st floor of Building One ("**Building**") in the project commonly known as Parkway 400.

B. Landlord is the successor-in-interest of Original Landlord and any of its successors and assigns in the Building and is the current landlord under the Lease.

C. The Term of the Lease is scheduled to expire on November 30, 2017 and Landlord and Tenant have agreed to extend the Term of the Lease and for Tenant to surrender the Expansion Premises.

D. Landlord and Tenant desire to amend and modify the Lease in accordance with the terms and conditions of this Amendment.

**NOW, THEREFORE**, in consideration of the foregoing, the sum of Ten ($10.00) Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant, intending to be legally bound, agree as follows:

1. **Incorporation of Recitals**. The above recitals are true and correct and are incorporated herein as if set forth in full.

2. **General Provisions**. All capitalized terms in this Amendment shall have the same meaning as in the Lease except if otherwise noted. Except as amended and modified hereby all of the terms, covenants, conditions, and agreements of the Lease are hereby ratified and shall remain in full force and effect. In the event of any conflict between the provisions of the Lease and the provisions of this Amendment, this Amendment shall control.

3. **Extension Term**. The Term of the Lease for the Premises, as modified by this Amendment, is extended for an additional 64 months ("**Extension Term**") commencing on December 1, 2017 ("**Extension Term Commencement Date**") and expiring on March 31, 2023 ("**Extension Term Termination Date**"). The "Term" and any variation of the foregoing used in the Lease shall mean the original Term of the Lease and the Extension Term. The term "Expiration Date" as defined and used in the Lease, shall hereafter mean March 31, 2023.

4. **Downsize**.

   4.1. Effective as of the Extension Term Commencement Date, the Expansion Premises shall cease to be a part of the Premises and the term "**Premises**" as used in the Lease (as modified by this Amendment) shall mean the Original Premises, which for all purposes under the Lease shall be deemed to contain 7,409 RSF, as depicted on **Exhibit A**. Tenant

accepts and shall continue to occupy the Original Premises in its "AS IS" condition as exists on the date of this Amendment.

4.2. Prior to December 1, 2017 (the "**Surrender Date**"), Tenant shall vacate the Expansion Premises, surrender to Landlord all rights of possession thereto, and leave the Expansion Premises as if the Surrender Date was the termination of the Term with respect to the Expansion Premises. Tenant shall remove any personal property, equipment and trade fixtures ("**Tenant's Property**"), from the Expansion Premises on or prior to the Surrender Date. In the event any of Tenant's Property remains in the Expansion Premises following the Surrender Date, Landlord shall have a right but not the obligation to remove and/or store all or any of such property at Tenant's sole expense. Tenant shall disconnect and remove all telephone, data, and other IT cabling and equipment installed by Tenant from the Expansion Premises upon request of Landlord within ten (10) days from the date such request is received. Upon the surrender of the Expansion Premises to Landlord, Tenant shall have no further rights or claims with respect thereto. Tenant's failure to vacate and surrender all or any part of the Expansion Premises on or before the Surrender Date shall constitute a holdover under the Lease with respect to such space. Tenant shall be liable to Landlord for all damages incurred by Landlord as a result, in whole or in part, of Tenant's failure to deliver possession of the Expansion Premises to Landlord upon the Surrender Date.

5. **Base Rent**.

| Period: | $/RSF | Annualized Base Rent:* | Monthly Base Rent:* |
|---|---|---|---|
| December 1, 2017 – November 30, 2018 | $23.75 | $175,963.75** | $14,663.65** |
| December 1, 2018 – November 30, 2019 | $24.46 | $181,224.14 | $15,102.01 |
| December 1, 2019 – November 30, 2020 | $25.19 | $186,632.71 | $15,552.73 |
| December 1, 2020 – November 30, 2021 | $25.95 | $192,263.55 | $16,021.96 |
| December 1, 2021 – November 30, 2022 | $26.73 | $198,042.57 | $16,503.55 |
| December 1, 2022 – March 31, 2023 | $27.53 | $203,969.77 | $16,997.48 |

*Not including applicable taxes.

**So long as Tenant is not in default under this Lease beyond any applicable cure period, Tenant shall be entitled to an abatement of Base Rent during the period from the Extension Term Commencement Date through the end of the Fourth (4th) month following the Extension Term Commencement Date.

6. **Parking**. Following the Extension Term Commencement Date, the Tenant shall be entitled to use 4.3 unreserved, uncovered parking spaces per 1,000 RSF of the Premises at no cost during the Extension Term.

7. **Additional Rent**. Tenant shall continue to pay Landlord Additional Rent as stipulated in the Lease, provided however the Base Year will be changed from 2012 to 2018 and Tenant's pro rata share shall be changed to 14.67% based on a Building of 50,499 RSF.

8. **Tenant Improvements; Allowance**. Subject to the terms, covenants and conditions of the Lease, as amended by this Amendment, Landlord shall perform or cause to be performed the Work within the Premises in accordance with and as set forth more fully in **Exhibit A** attached to and made a part of this Amendment. Except with respect to the Work, Tenant agrees to take and shall continue to occupy the Premises in "AS IS" condition as exists on the Effective Date. Landlord

will provide Tenant with an allowance to improve the Premises in the amount of $59,272.00 (the "**Allowance**"). The Work (as defined in **Exhibit A** to this Amendment) shall be completed within one hundred and twenty (120) days from the Effective Date.

9. **After-Hours HVAC**. The after-hours HVAC rate is hereby increased from $50.00 per hour to $55.00 per hour and is subject to reasonable adjustments by Landlord during the Term of the Lease.

10. **Security Deposit**. Landlord and Tenant acknowledge that Landlord is currently in possession of a Security Deposit in the amount of $10,650.44 and shall continue to hold it in accordance with the terms of the Lease.

11. **Extension Option**. In lieu of any remaining extension options under the Lease, Tenant shall have one (1) option (the "**Extension Option**") to extend the Term of the Lease for an additional five (5) year period ("**Option Period**"). The Extension Option is conditioned upon Tenant not being in default under the Lease, as amended hereby, beyond any applicable notice or cure period, at the time of the notice from Tenant exercising the Extension Option or at the commencement date of the Option Period.

    11.1. If Tenant desires to exercise the Extension Option, it must do so by written notice to Landlord, in accordance with the provisions of the Lease, as amended hereby, for giving notice, on or before the date that is twelve (12) months prior to the commencement date of the Option Period under the Extension Option but no earlier than fifteen (15) months prior to the commencement date fo the Option Period, time being of the essence. The Extension Option shall terminate if the Extension Option is not timely exercised by Tenant by notice as provided in the Lease and this Amendment. All references to the "**Term**" of the Lease in the Lease or this Amendment shall be deemed to include a reference to the Term as extended by the Option Period. The Option Period shall be on the same provisions as are set forth in the Lease, as amended by this Amendment, except (i) that Base Rent shall be at the then current market rate and based on comparable office space in the North Fulton submarket of Atlanta, Georgia, as determined by Landlord and (ii) that other terms, including, but not limited to, improvement allowances, parking charges or concessions, if any, shall be negotiated at the time the Extension Option is exercised.

    11.2. Upon request by Landlord, Tenant shall execute and deliver to Landlord an amendment to the Lease reflecting the terms of the Option Period, such amendment to be prepared by Landlord, provided that the extension of the Term shall remain effective notwithstanding any failure of Tenant to execute such an amendment.

12. **Miscellaneous.**

(a) **Notices**. Notwithstanding anything to the contrary in the Lease, the following notice provisions shall apply:

| | |
|---|---|
| As to Landlord: | WBCMT 2007-C31 Amberpark Office Limited Partnership<br>c/o Colliers International<br>1230 Peachtree Street, NE, Suite 800<br>Atlanta, Georgia 30309-3574 |
| With a copy to: | LNR Partners, LLC |

1601 Washington Avenue, Suite 700
Miami Beach, Florida 33139
Attn.: Director of Real Estate
Fax: (305) 695-5379
Re.: WBCMT 2007-C31 Amberpark Office Limited Partnership

All payments to be made to Landlord under the Lease shall be sent to:

WBCMT 2007-C31 Amberpark Office Limited Partnership
1230 Peachtree Street, NE, Suite 800
Atlanta, Georgia 30309-3574

Make checks payable to: WBCMT 2007-C31 Amberpark Office Limited Partnership

(b) **Confidentiality**. Tenant agrees, on behalf of Tenant and Tenant's employees, agents, contractors, consultants, partners, affiliates, assignees and subtenants, not to disclose the terms of the Lease or this Amendment to any third party, except legal counsel to Tenant, or as required by applicable law or by subpoena or other similar legal process.

(c) **Brokerage**. Landlord and Tenant warrant and represent that they have dealt with no other broker or agent in this transaction other than Colliers International – Atlanta LLC ("Landlord's Broker") and Green Commercial Properties, Inc. ("Tenant's Broker"). Landlord and Tenant hereby agree to indemnify and to hold each other harmless against any loss, expense or liability with respect to any claims for commissions, finder's fees or brokerage fees arising from or out of any breach of the foregoing representation and warranty. Landlord shall be responsible for paying any commission due Landlord's Broker in connection with this transaction pursuant to a separate written agreement between them. Landlord's Broker shall be responsible for any payment due to Tenant's Broker pursuant to a separate written agreement between Landlord's Broker and Tenant's Broker.

(d) **Defaults.** Landlord and Tenant each represents, warrants and covenants that it is not in default under any of its obligations under the Lease and that, to the best of its knowledge, the other is not in default of its obligations under the Lease and no event has occurred nor do any circumstances exist which, with lapse of time or notice or both, would constitute a default by Landlord or Tenant under the Lease as modified by this Amendment.

(e) **Recording**. Tenant shall not record the Lease or this Amendment or any memorandum thereof without the written consent of Landlord.

(f) **Complete Agreement.** The Lease, as modified by this Amendment, sets forth the entire agreement between Landlord and Tenant concerning the Premises and Tenant's use and occupancy thereof. Except as amended and modified by this Amendment, all of the terms, covenants, conditions, and agreements of the Lease shall remain in full force and effect. In the event of any conflict between the provisions of the Lease and the provisions of this Amendment, this Amendment shall control.

(g) **Authority of Tenant.** Tenant represents and warrants that it has full authority to execute this Amendment without the joinder or consent of any other party and that Tenant has not assigned any of its right, title, and interest in the Lease to any other party. Tenant agrees to indemnify and hold Landlord harmless from and against any claims, losses, demands, liabilities, damages, and expenses of any kind or nature, including, without limitation, reasonable attorneys' fees, incurred or arising by reason of a breach or violation of any of the representations and warranties of Tenant contained in this paragraph.

(h) **Governing Law**. This Amendment, as amended hereby, shall be construed in accordance with the laws of the state or commonwealth in which the Building is located.

(i) **Severability**. If any provision of this Amendment or the application of a provision to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Amendment and the application of the invalid or unenforceable provision to persons or circumstances other than those as to which it is invalid or unenforceable shall not be effected, and the remainder of this Amendment shall otherwise remain in full force and effect. Moreover, the invalid or unenforceable provision shall be reformed, if possible, so as to accomplish most closely the intent of the parties consistent with applicable law.

(j) **Successors and Assigns**. The provisions of this Amendment shall be binding upon and inure to **the** benefit of Landlord, Tenant and their respective successors and assigns.

(k) **Binding Effect**. This Amendment shall become binding and be effective only upon execution and delivery of this Amendment by each of Landlord and Tenant to the other.

(l) **Counterparts**. This Amendment may be executed in counterparts each of which shall be deemed an original and all of which together shall constitute one instrument. The parties intend that electronic signatures constitute original signatures and a ".pdf" file of this Amendment containing the signatures (original or electric) of all parties is binding on the parties.

**[SIGNATURE PAGE TO FOLLOW]**

Landlord and Tenant have executed this Amendment as of the Effective Date.

**TENANT**:

**MANGAN, INC.**, a California corporation

By: [signature]
Name: Jacob W Depuydt
Title: Director

**LANDLORD**:

**WBCMT 2007-C31 AMBERPARK OFFICE LIMITED PARTNERSHIP**, a Georgia limited partnership

By: WBCMT 2007-C31 Amberpark Office GP, LLC, a Georgia limited liability company, its general partner

By: LNR Partners, LLC, a Florida limited liability company, its Manager

By: [signature]
Name: Rodolfo S. Lauredo
Title: Vice President

# EXHIBIT A

## WORK LETTER

This Construction Rider Work Letter Agreement ("**Work Letter**") is executed simultaneously with that certain Second Amendment to Office Lease (the "**Amendment**") between **WBCMT 2007-C31 AMBERPARK OFFICE LIMITED PARTNERSHIP**, limited partnership as "Landlord" and **MANGAN, INC.**, corporation as "Tenant", relating to the Premises identified in the Amendment. Capitalized terms used herein, unless otherwise defined in this Work Letter, shall have the respective meanings ascribed to them in the Lease, as modified by the Amendment. For and in consideration of the agreement to lease the Premises and the mutual covenants contained herein and in the Amendment, Landlord and Tenant hereby agree as follows:

1. **Landlord's Work**. Landlord, using Building standard finishes, shall complete the following improvements to the Premises prior to the Expansion Premises Commencement Date (collectively, the "**Work**"):

   (a) Construct new entry way to the Expansion Premises (estimated cost shown on attached **Schedule 1** to this Work Letter);

   (b) Close existing openings between Original Premises and Expansion Premises (estimated cost shown on attached **Schedule 1** to this Work Letter); and

   (c) Various construction items in connection with Landlord's buildout (estimated cost shown on attached **Schedule 1** to this Work Letter).

With the exception of Landlord's completion of the Work, Tenant hereby accepts the Premises in its "AS-IS" condition.

2. **Cost of Work**. Tenant shall receive from Landlord an allowance (the "**Allowance**") of $59,272.00 (calculated based upon $8.00 per RSF of the Premises) to be used solely as a contribution towards Tenant's cost of the Work. Landlord shall charge Tenant a construction management fee in the amount of 5% of the actual cost of the Work. Tenant may use a portion of the Allowance to pay such fee. All costs over the Allowance will be paid for by Tenant in a form acceptable to Landlord prior to the start of construction or if such shortfall is discovered during construction, as costs are identified but no later than five (5) days after written request from Landlord. All items of Work, whether the cost is covered by the Allowance or not, shall become the property of Landlord upon expiration or earlier termination of the Lease and shall remain on the Premises at all times during the Term of the Lease. Tenant shall not be entitled to payment or Rent reduction for any part of the Allowance not used by Tenant. Tenant hereby grants to Landlord an offset and deduction against the Allowance for all costs, payments and expenses Tenant is obligated to pay to Landlord pursuant to this Lease or otherwise due and owing to Landlord.

3. **Lease Provisions**. The terms and provisions of the Lease, insofar as they are applicable to this Work Letter, are hereby incorporated herein by reference. All amounts payable by Tenant to Landlord hereunder shall be deemed to be Additional Rent under the Lease and, upon any default in the payment of same, Landlord shall have all of the rights and remedies provided for in the Lease.

4. **Workstations**. Notwithstanding anything that may appear to the contrary in any plans related to the Work, Tenant shall be responsible, at Tenant's sole cost, for purchasing, installing and maintaining all workstations, furniture, fixtures, office equipment, telephone, data, and other IT equipment, and any related IT infrastructure including wiring or cabling (collectively, "**Workstation**

**Equipment**"). The Workstation Equipment shall not be deemed to be part of the Work. Following payment of the Work and payment of the construction management fee to Landlord, Tenant may apply the remaining Allowance to Tenant's costs assoicated with moving, altering and relocating the Workstation Equipment.

5. **Equipment Removal**. If Landlord requests removal of telephone, data, and other IT cabling and equipment installed by Tenant in the Expansion Premises as set forth in **Paragraph 4.2** of the Amendment, Tenant may apply any remaining funds from the Allowance to remove such equipment at the end of the Term so long as the Work and construction management fee have been paid in full.

**(NO FURTHER TEXT ON THIS PAGE)**

# SCHEDULE 1

## PROPOSAL

OCCUPIED RENOVATIONS®
6750 Jones Mill Court
Norcross, GA 30092
Phone 770-326-9212 Fax 770-326-9291

Proposal Number

**SUBMITTED TO:**
COLLIERS
ATTENTION: CHUCK FRANCIS
1230 PEACHTREE ST. SUITE 800
ATLANTA, GA 30309

Attn:
Phone:
Fax:

**PROJECT:**
MANGAN
11600 AMBER PARK DRIVE SUITE 125
ALPHARETTA, GA 30309

Date: 4/26/17

PROPOSAL VALID FOR 30 DAYS FROM THIS DATE

Addenda:

Furnish and Install per plans and Specs

Date of Plans

| Code | Product | QTY | Unit | Sell | Total |
|---|---|---|---|---|---|
| | FLOORING | | | | |
| | CARPET TILE $25/SY ALLOWANCE | 694 | | | |
| | BUILDING STANDARD VCT | 495 | | | |
| | BUILDING STANDARD BASE | 1080 | | | |
| | DEMOLITION OF EXISTING CARPET | 875 | | | |
| | TURBO STRIPPER RENTAL | 1 | | | |
| | CUBICLE LIFT SYSTEM | 200 | | | |
| | FURNITURE HANDLING | 400 | | | |
| | FLOOR PREPARATION | 1 | | | |
| | TOTAL FOR FLOORING | | | | 25,723.00 |
| | PAINT | | | | |
| | PAINT WALLS | 8352 | | | |
| | PAINT DOOR FRAMES AND TOUCH UP DOORS/SEAL | 18 | | | |
| | STRIP EXISTING WALLCOVERING, PREP, PRIME IN CONFERENCE ROOM | 575 | | | |
| | INSTALL NEW WALLCOVERING | 900 | | | |
| | WALLCOVERING MATERIAL $15/LY ALLOWANCE | 60 | | | |
| | WALL PATCH | 1 | | | |
| | TOTAL FOR PAINT IN MANGAN SPACE | | | | 8,944.00 |
| | GIVE BACK SPACE PAINT | | | | |
| | PAINT ACCENT WALL WHERE WE ARE CLOSING UP TWO OPENINGS | 1 | | | |
| | PAINT NEW RECEPTION AREA WHERE WE DEMOED | 1 | | | |
| | PAINT DOOR FRAME AND TOUCH UP/SEAL DOOR | 1 | | | |
| | TOTAL FOR PAINT ON GIVE BACK SPACE | | | | 1,300.00 |
| | CONSTRUCTION | | | | |
| | DEMOLITION OF TWO NEW OFFICE WALLS | 1 | | 2,300.00 | 2,300.00 |
| | REPLACE EFFECTED CEILING TILE | 1 | | 1,000.00 | 1,000.00 |
| | INSTALL TWO CUBICLE WHIPS FOR NEW LAYOUT | 1 | | 800.00 | 800.00 |
| | CLOSE UP TWO OPENINGS ON BOTH SIDES/ROTATE EXIT SIGNS | 1 | | 1,500.00 | 1,500.00 |
| | GIVE BACK SIDE TO MAKE ACCESSIBLE | 1 | | 3,000.00 | 3,000.00 |
| | REMOVE EXISTING CLOSET, SHELVING, AND DOORS | | | | |
| | REPLACE DAMAGED CEILING TILE AND REPAIR REMAINING DRYWALL | | | | |
| | INSTALL CUSTOMER SUPPLIED DOOR AND FRAME IN EXISTING CORRIDOR WALL | | | | |
| | FINAL CLEAN AND WAX VCT | 1 | | 850.00 | 850.00 |

**WORK TO BE DONE AFTER HOURS AND ON WEEKENDS**

**OUR SERVICES INCLUDES DESIGN AND PICKING OUT OF FINISHES WITH THE APPROVED BUDGET**

**EXCLUDES: PERMITTING, REMOVAL OF SIGNAGE/PICTURES, ITEMS NOT LISTED ABOVE**

**ALL PACKING AND UNPLUGGING OF ALL LOW VOLTAGE TO BE HANDLED BY TENANT PRIOR TO STARTING PHASES**

**Contract Total:** **$45,917.00**

STANDARD CONDITIONS OF THIS BID: (To be incorporated into any final contract(s)
All materials are guaranteed to be as specified. All work to be completed in a workman-like manner according to standard practices. Any alteration or deviation from the above specifications involving extra cost on materials or labor will be only executed only upon written orders and will become an extra change order over and above the estimate

PAYMENT TERMS ARE NET 30 DAYS

**ALL QUOTES ARE SUBJECT TO CREDIT APPROVAL**

ACCEPTANCE OF PROPOSAL The above prices, specifications and conditions are satisfactory and are hereby accepted. You are authorized to do the work as specified.
Payment will be made as outlined above

ACCEPTED BY: ____________________

Date: ____________________

BRIAN KENNEDY

briank@occupiedrenovations.com

# EXHIBIT B

## LANDLORD'S CONSENT TO BE ATTACHED

# EXHIBIT C

# FF&E LIST

DS
BG

DS
JWD

| Location | Desk | Chairs | Tables |
|---|---|---|---|
| Reception | 1 Reception Desk | 1 Desk Chair, 2 Reception Chairs | 1 Round small table |
| Large Conference | 7 Training Desks | 14 Chairs | |
| Small Conference | | 8 Conference Chairs | 1 round Table - 1 Conference room table |
| Office 1 | 1 U shaped Desk | 1 Desk Chair, 2 Reception Chairs | |
| Office 2 | 1 U shaped Desk | 1 Desk Chair, 2 Reception Chairs | |
| Office 3 | 1 U shaped Desk | 1 Desk Chair, 2 Reception Chairs | |
| Office 4 | 1 U shaped Desk | 1 Desk Chair, 2 Reception Chairs | |
| Office 5 | 1 U shaped Desk | 1 Desk Chair, 2 Reception Chairs | |
| Office 6 | 1 U shaped Desk | 1 Desk Chair, 2 Reception Chairs | |
| Office 7 | 1 Adjustable Height Desk | 1 Desk Chair, 2 Reception Chairs | |
| Office 8 | 1 Executive Desk | 1 Desk Chair, 2 Reception Chairs | |
| Executive Office | 1 U shaped Desk | | |
| Cubicles | 24 Cubicles | 24 Desk Chairs | |
| Kitchen | | 6 chairs | kitchen Table |
| Lab | | | |
| IT | | | |
| Doc Prep Space | | | |
| Extra Space | | | |

| Storage | Other |
|---|---|
| 2 Book Case | 1 TV Mount |
| | 3 Small book Shelves - White Board - Pull Down Projector screen |
| 2 book Case - 1 2 drawer lateral file | 1 White Board - 1 TV Mount |
| | 1 White Board |
| 1 large Lateral File- 1 small lateral File | 1 White Board |
| | 1 White Board |
| | 1 White Board |
| | 1 White Board |
| | |
| 1 large Lateral File | 1 White Board |
| 1 Book Case - 1 2 drawer lateral file | White Board- Pull Down Projector Screen |
| | White Board |
| | |
| 2 tall Storage Cabinets | Refrigerator |
| 2 -4 Drawer Lateral Files | |
| 1 4 drawer Lateral File | One (1), 19" two post network rack; all existing patch panels and all CAT 5e cabling to the general work area - 1 Supplemental Air Unit |
| 3 4 drawer Lateral File - 1 2 Drawer Lateral Files | |
| 1 3 drawer Lateral File - 2 2 Drawer Lateral Files | 2 Cubicle Dividers |

# EXHIBIT D

# RIDER TO SUBLEASE

DS
BG

DS
JWD

EXHIBIT "D"

RIDER TO SUBLEASE BETWEEN MANGAN INC., AS SUBLANDLORD, AND STREAMLINE HEALTH SOLUTIONS, INC., AS SUBTENANT, FOR

**SUITE 125 - 11800 AMBERPARK DRIVE, ALPHARETTA, GEORGIA**

1. Broker Commissions. Sublandlord agrees to pay leasing commissions to Broker and Co-Broker as outlined in the Listing Agreement dated October 10, 2019 between Mangan, Inc. and Green Commercial Properties, Inc.

2. Gross Rent Lease. Sublandlord and Subtenant acknowledge and agree that this Sublease is on a gross rent basis whereby Base Rental encompasses and includes all operating costs, taxes and utilities. To the extent Sublandlord is required to pay any operating costs, taxes or utilities under the Master Lease, Sublandlord shall promptly make such payments to Landlord without contribution from Subtenant; provided, however, Subtenant shall be responsible for the payment of any additional services including but not limited to charges for after hours HVAC or the use of equipment in excess of that normally required for a standard office use of the Premises.

3. Modification of Master Lease. Sublandlord shall not modify, terminate, supplement or amend the Master Lease without Subtenant's approval, which shall not be unreasonably withheld, conditioned or delayed.

4. Interruption; Rent Abatement. If and to the extent that Sublandlord's rental obligation is abated or reduced pursuant to the Master Lease due to a casualty, condemnation or other interference with the use of the Premises, all rent hereunder shall be abated or reduced in the same proportion and period as the abatement or reduction under the Master Lease.

5. Inconsistencies. In the event of any inconsistencies between the terms and provisions of the Master Lease and the terms and provisions of this Sublease, the terms and provisions of this Sublease shall govern as between Sublandlord and Subtenant.

6. Review Fees. Sublandlord shall be responsible for any fee required by Landlord for review or processing of this Sublease. Sublandlord and Subtenant shall each pay their respective costs and expenses incurred with regard to the negotiation, drafting and execution of this Sublease and any related documents.

7. Termination of Possession. Notwithstanding anything in this Sublease to the contrary, in the event Landlord terminates the right to possession of the Premises for any reason not caused by Subtenant, Subtenant may terminate this Sublease without fee or penalty by providing written notice of such termination to Sublandlord and this Sublease shall terminate effective as of the date set forth in Subtenant's notice.

8. Parking. Subtenant shall be entitled to use, at no cost, the parking spaces allocated to Sublandlord under the Master Lease.

9. Sublandlord Covenants. Sublandlord agrees to:

   a. Deliver copies of any notices received from the Landlord on a prompt basis after receiving the same.
   b. Deliver 1 Master key to front door, 34 key cards and the rear door lock code and possession of the Premises to Subtenant on or prior to the Commencement Date.
   c. Comply with Sublandlord's obligations, as tenant, under the Master Lease.
   d. Indemnify, defend and hold Subtenant harmless from and against any and all loss, cost, damage or expense, including, without limitation, reasonable attorneys' fees arising out of Sublandlord's use of the Premises prior to the Commencement Date or resulting from Sublandlord's failure to comply with the terms of the Master Lease.
   e. As long as Subtenant is not in default of the terms of this sublease, to not interfere (or allow third parties to interfere) with Subtenant's quiet and peaceful possession of the Premises during the Term of the Sublease.

10. Early Access. If available for early access, Sublandlord shall provide Subtenant with access to the Premises prior to the Commencement Date for purposes of preparing the Premises for Subtenant's use and occupancy, or for any other purpose permitted by Sublandlord.

CONSENT TO SUBLEASE

VELOCIS PARKWAY, LP, a Texas limited partnership ("Landlord"), pursuant to the terms of that certain Office Lease dated March 6, 2012, as amended by that certain First Amendment to Office Lease dated May 28, 2013, and by that certain Second Amendment to Office Lease dated July 6, 2017 (collectively, the "Lease") between Landlord, as successor-in-interest to NNN Parkway 400, LLC, a Delaware limited liability company, and WBCMT 2007-C31 Amberpark Office Limited Partnership, a Georgia limited partnership, and MANGAN, INC., a California corporation, as tenant ("Sublandlord"), for certain office space containing approximately 7,409 rentable square feet (the "Premises") in the commercial office building known as Parkway at Avalon, located at 11800 Amberpark Drive, Alpharetta, Georgia 30009 (the "Building"), as more specifically described in the Lease, hereby consents to the subletting of the Premises described in the Sublease Agreement dated January __, 2020 to which this Consent is attached (the "Sublease") by Sublandlord to STREAMLINE HEALTH SOLUTIONS, INC., a Delaware corporation ("Subtenant"), in accordance with the provisions of the Sublease subject to the following conditions (initially capitalized words not otherwise defined herein have the same meaning set forth in the Lease or Sublease, as applicable):

A. Sublandlord continues to remain primarily liable for the payment of all rent and other sums and the performance of all covenants required of the tenant under the Lease. Neither the Lease, the Sublease, nor this Consent shall be deemed to grant Subtenant any rights whatsoever against Landlord. Subtenant hereby acknowledges and agrees that its sole remedy for any alleged or actual breach of its rights in connection with the Sublease or the Premises shall be solely against Sublandlord.

B. Sublandlord acknowledges that any rights to renew or extend the term of the Master Lease, or to expand the Premises (including rights of first refusal), are of no further force or effect.

C. No further subletting or assignment of any portion of the Premises may be made without the prior written consent of Landlord.

D. If a default under the Lease occurs, Landlord may collect the rent attributable to the Premises directly from Subtenant without waiving any of Landlord's rights against Sublandlord as a result of such default. The termination or mutual cancellation of the Lease will not work a merger but will, at the option of Landlord, either terminate this Sublease or operate as an assignment to Landlord of the Sublease. In the event of such assignment, Landlord shall not (i) be liable to Subtenant for any act, omission or breach of the Sublease by Sublandlord, (ii) be subject to any offsets or defenses which Subtenant might have against Sublandlord, (iii) be bound by any rent or additional rent which Subtenant might have paid in advance to Sublandlord, or (iv) be bound to honor any rights of Subtenant in any security deposit made with Sublandlord except to the extent Sublandlord has turned over such security deposit to Landlord

E. The Sublease constitutes the entire agreement between Sublandlord and Subtenant, and there are no other oral or written agreements between the two parties with respect to the Premises. There shall be no modification or amendment of the Sublease without the prior written consent of Landlord.

F. The Lease is an agreement solely between Landlord and Sublandlord and any and all rights and remedies of Subtenant, if any, shall be solely against Sublandlord. This Consent shall not be construed as giving Subtenant any rights against Landlord under the Lease.

G. In the event of a conflict between the provisions of the Lease and the Sublease, the provisions of the Lease control as between Landlord and Sublandlord.

**LANDLORD:**

VELOCIS PARKWAY, LP
a Texas limited partnership

By: Velocis Parkway GP, LP,
a Texas limited partnership,
Its: General Partner

By: Velocis Parkway UGP, LLC
a Texas limited liability
company,
Its: Manager

By: 
Name: W. Frederick Hamm
Title: Manager

By signature below, Sublandlord and Subtenant acknowledge and accept the terms and conditions of the foregoing Consent of Landlord.

**SUBLANDLORD:**

**MANGAN, INC.**
a California corporation

By: 
Name Jacob Depuydt
Title: President-Mangan Midstream

**SUBTENANT:**

**STREAMLINE HEALTH SOLUTIONS, INC.**
a Delaware corporation

By 
Name: Bill Garvis
Its: Sr. Vice President and COO